SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

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SUNPOWER CORPORATION

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PRELIMINARY INFORMATION STATEMENT – SUBJECT TO COMPLETION

NOTICE OF ACTION TAKEN PURSUANT TO

WRITTEN CONSENT OF STOCKHOLDERS

SUNPOWER CORPORATION

77 RIO ROBLES

SAN JOSE, CA 95134

408-240-5500

DATE FIRST MAILED TO STOCKHOLDERS:                     , 2012

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

To the stockholders of SunPower Corporation:

On February 28, 2012, SunPower Corporation, a Delaware corporation (“we,” “us,” “our,” “SunPower” or the “Company”) entered into a Liquidity Support Agreement with Total S.A., a société anonyme organized under the laws of the Republic of France (“Total S.A.”), and the United States Department of Energy (“DOE”) (the “Liquidity Support Agreement”), under which Total S.A. has agreed to provide the Company, or cause to be provided, liquidity under certain circumstances up to an aggregate amount of $600 million. Contemporaneously, and in connection with the Liquidity Support Agreement, the Company also entered into a series of related agreements with Total S.A. and affiliates of Total S.A., including (i) the Compensation and Funding Agreement, by and between SunPower and Total S.A. (the “Compensation and Funding Agreement”), (ii) the Revolving Credit and Convertible Loan Agreement, by and between Total Gas & Power USA, SAS, a société par actions simplifiée organized under the laws of the Republic of France and a wholly-owned indirect subsidiary of Total S.A. (“Total G&P”) (the “Revolving Credit and Convertible Loan Agreement”), and (iii) the Private Placement Agreement, by and between SunPower and Total G&P (the “Private Placement Agreement”). The Liquidity Support Agreement, Compensation and Funding Agreement, and all related transactions contemplated thereby were approved by a special committee of disinterested directors of the Board of Directors of the Company (the “Special Committee”).

This Notice and the accompanying Information Statement are being furnished to the stockholders of SunPower to advise our stockholders that Total G&P, the holder of a majority of the issued and outstanding shares of the Company’s common stock, has acted by written consent to approve the sale and issuance to Total G&P, or any designee of Total S.A., of (i) shares of our common stock in amounts set forth from time to time in a terms agreement with respect to a particular closing contemplated by the Compensation and Funding Agreement (the “Common Shares”), (ii) a warrant to purchase 9,531,677 shares of our common stock (the “Upfront Warrant Shares”) with an exercise price of $7.8685 per share, subject to adjustment for customary anti-dilution and other events (the “Upfront Warrant”), (iii) warrants to acquire a number of shares of our common stock (the “Warrant Shares”) in amounts set forth from time to time in a terms agreement with respect to a particular closing contemplated by the Compensation and Funding Agreement or in connection with capitalization of interest pursuant to the Revolving Credit and Convertible Loan Agreement (the “Warrants”), (iv) convertible notes, convertible into a number of shares of our common stock (“Conversion Shares”) in amounts determined from time to time with respect to a particular closing contemplated by the Compensation and Funding Agreement (the “Convertible Notes” and together with the Common Shares, Upfront Warrant, Upfront Warrant Shares, Warrants, Warrant Shares and Conversion Shares, the “Securities”), and (v) such number of shares of our common stock as may be required from time to time to effect any exercise of the Upfront Warrant into Upfront Warrant Shares, Warrants into Warrant Shares and Convertible Notes into Conversion Shares or any exercise of Total G&P’s remedies under the Revolving Credit and Convertible Loan Agreement (all such transactions collectively, “Private Placements”), all effected pursuant to the terms of the Compensation and Funding Agreement, the Revolving Credit and Convertible Loan Agreement and the Private Placement Agreement. The issuance of the Securities in the Private Placements was approved by the Special Committee prior to its approval by Total G&P.

Please review the Information Statement included with this Notice for a more complete description of this matter.

The close of business on February 28, 2012, the date that Total G&P gave its written consent, is the record date for the determination of stockholders entitled to notice of the action by written consent. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the corporate actions described above can be taken no sooner than 20 calendar days after the accompanying Information Statement is first mailed to the Company’s stockholders. In addition, if a document or portion of a document other than an annual report sent to security holders pursuant to the requirements of Rule 14a-3 of the Exchange Act with respect to the same meeting or solicitation of consents or authorizations as that to which the information statement relates is incorporated by reference, the information statement must be sent to security holders no later than 20 business days prior to the date on which the meeting of such security holders is held or, if no meeting is held, at least 20 business days prior to the date the votes, consents or authorizations may be used to effect the corporate action. Since the accompanying Information Statement is first being mailed to security holders on                 , 2012, the corporate actions described therein may be taken on or after                 , 2012.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

As the matters set forth in this Notice and accompanying Information Statement have been duly authorized and approved by the written consent of the holders of a majority of the voting power of the Company’s issued and outstanding voting securities, your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information, and we are not, by sending this Information Statement, asking any of our security holders to vote. The accompanying Information Statement also serves as the notice required by Section 228 of the General Corporation Law of the State of Delaware of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders.

By order of the Board of Directors,

Christopher Jaap
Assistant Secretary

San Jose, California

                , 2012

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PRELIMINARY INFORMATION STATEMENT – SUBJECT TO COMPLETION

SUNPOWER CORPORATION

77 RIO ROBLES

SAN JOSE, CA 95134

INFORMATION STATEMENT

We Are Not Asking You for a Proxy and

You are Requested Not To Send Us a Proxy.

ABOUT THIS INFORMATION STATEMENT

General

On February 28, 2012, SunPower Corporation, a Delaware corporation (“we,” “us,” “our,” “SunPower” or the “Company”) entered into a Liquidity Support Agreement with Total S.A., a société anonyme organized under the laws of the Republic of France (“Total S.A.”), and the United States Department of Energy (“DOE”) (the “Liquidity Support Agreement”), under which Total S.A. agreed to provide the Company, or cause to be provided, liquidity under certain circumstances up to an aggregate amount of $600 million. Contemporaneously, and in connection with the Liquidity Support Agreement, the Company also entered into a series of related agreements with affiliates of Total S.A., including (i) the Compensation and Funding Agreement, by and between SunPower and Total S.A. (the “Compensation and Funding Agreement”), (ii) the Revolving Credit and Convertible Loan Agreement, by and between Total Gas & Power USA, SAS, a société par actions simplifiée organized under the laws of the Republic of France and a wholly-owned indirect subsidiary of Total S.A. (“Total G&P”) (the “Revolving Credit and Convertible Loan Agreement”), and (iii) the Private Placement Agreement, by and between SunPower and Total G&P (the “Private Placement Agreement”). The Liquidity Support Agreement, Compensation and Funding Agreement, and all related transactions contemplated thereby were approved by a special committee of disinterested directors (the “Special Committee”) of the Board of Directors (the “Board”) of the Company.

This Information Statement is being furnished by the Company to advise our stockholders that Total G&P, the holder of a majority of the outstanding and issued shares of the Company’s common stock, has acted by written consent to approve the sale and issuance to Total G&P, or any designee of Total S.A., of (i) shares of our common stock in amounts set forth from time to time in a terms agreement with respect to a particular closing contemplated by the Compensation and Funding Agreement (the “Common Shares”), (ii) a warrant to purchase 9,531,677 shares of our common stock (the “Upfront Warrant Shares”) with an exercise price of $7.8685, subject to adjustment to customary anti-dilution and other events (the “Upfront Warrant”), (iii) warrants to acquire a number of shares of our common stock (the “Warrant Shares”) in amounts set forth from time to time in a terms agreement with respect to a particular closing contemplated by the Compensation and Funding Agreement or in connection with capitalization of interest pursuant to the Revolving Credit and Convertible Loan Agreement (the “Warrants”), (iv) convertible notes, convertible into a number of shares of our common stock (“Conversion Shares”) in amounts determined from time to time with respect to a particular closing contemplated by the Compensation and Funding Agreement (the “Convertible Notes” and together with the Common Shares, Upfront Warrant, Upfront Warrant Shares, Warrants, Warrant Shares and Conversion Shares, the “Securities”), and (v) such number of shares of our common stock as may be required from time to time to effect any exercise of the Upfront Warrant into Upfront Warrant Shares, Warrants into Warrant Shares and Convertible Notes into Conversion Shares, or any exercise of Total G&P’s remedies under the Revolving Credit and Convertible Loan Agreement, all effected pursuant to terms of the Transaction Agreements (as defined below). The issuance of the Securities in the Private Placements (as defined below) was approved by the Special Committee prior to its approval by Total G&P.

This Information Statement is first being mailed on or about                 , 2012 to stockholders of record of the Company as of the close of business on February 28, 2012 (the “Record Date”), and is being delivered to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You are urged to review this Information Statement for a more complete description of transactions contemplated pursuant to the Liquidity Support Agreement, the Compensation and Funding Agreement, the Revolving Credit and Convertible Loan Agreement and the Private Placement Agreement, which are collectively referred to herein as the “Private Placements.”

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None of the corporate actions described above may become effective until                 , 2012, which is at least 20 business days following the date on which this Information Statement was first sent to our stockholders.

Our principal executive offices are located at 77 Rio Robles, San Jose, California 95134, and our main telephone number is (408) 240-5500.

Approval of the Private Placements by Special Committee of Disinterested Directors

On February 28, 2012, the Special Committee approved, subject to stockholder approval, the transactions contemplated by the Liquidity Support Agreement, the Upfront Warrant, the Compensation and Funding Agreement, the Revolving Credit and Loan Agreement, the Private Placement Agreement and all related agreements and forms of agreements. Summaries of these agreements and forms of agreements (collectively, the “Transaction Agreements”), and copies of the forms of the Transaction Agreements, as approved and executed by the parties, are attached hereto as Annexes A, B, C, D, and E, respectively. For more information regarding the approval of the Private Placements by the Special Committee, please refer to the section entitled “The Private Placements—Background and Reasons for the Private Placements” below.

Requirement to Obtain Stockholder Approval

We are subject to the NASDAQ Stock Market Listing Rules because our common stock is currently listed on the NASDAQ Global Select Market.

Pursuant to NASDAQ Stock Market Rule 5635(d), stockholder approval is required prior to the issuance or potential issuance by the Company of securities in connection with a transaction other than a public offering of securities equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. We cannot currently determine the total number of shares of our common stock that will be issued pursuant to the Transaction Agreements because that number depends on a number of factors, including our need for liquidity support and the market price of our common stock in the 30-trading day period leading up to any particular issuance of Warrants or common stock, or the market price of our common stock on the day before the conversion of Convertible Notes, under the Transaction Agreements. Likewise, we cannot currently determine the price at which any such common stock will be issued, because that price will also depend on the market price of our common stock in the 30-trading day period leading up to any particular issuance of Warrants or common stock, or the market price of our common stock on the day before the conversion of a Convertible Notes, under the Transaction Agreements. Due to these uncertainties, the Transaction Agreements have the potential to provide for the issuance of securities equal to 20% or more of the Company’s common stock or 20% or more of its voting power for less than the greater of book or market value of the stock.

In addition, six of our eleven directors are employees or officers of Total S.A. NASDAQ has interpreted NASDAQ Stock Market Rule 5635(c), regarding stockholder approval of equity compensation plans, to apply to any sale of securities at a discount to the market value to an officer, director, employee or consultant, even if part of a larger financing transaction. NASDAQ may also view the issuance or potential issuance of the Company’s common stock to Total S.A. or its affiliates as substantially equivalent to an issuance or potential issuance of common stock to our directors who are affiliated with Total S.A. and nominated by Total G&P to serve on our Board. Because common stock may be issued to Total S.A. or its affiliates at a discount to market value under the Transaction Agreements, stockholder approval of any such issuance may also be required under NASDAQ Stock Market Rule 5635(c).

As a result of the foregoing, we have determined to seek stockholder approval of the issuance of any and all Securities pursuant to the Transaction Agreements.

The Action by Written Consent

On February 28, 2012, following approval of the Special Committee, Total G&P, the holder of a majority of our outstanding shares of common stock, approved by written consent the issuance of any and all Securities pursuant to the Transaction Agreements (the “Written Consent”). Pursuant to the Exchange Act, the Company may make effective the corporate actions approved by the Written Consent 20 business days after this Information Statement is first sent or given to our stockholders.

No Voting Required

We are not seeking a vote, authorizations, or proxies from you. Our certificate of incorporation, bylaws and Section 228 (“Section 228”) of the Delaware General Corporation Law (the “DGCL”) provide that stockholders may take action without a meeting of the stockholders and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding voting shares holding not less than the minimum number of votes that would be necessary to

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approve such action at a stockholders meeting. The approval by at least a majority of the outstanding voting power of our common stock is required to approve the issuance of the Securities pursuant to the Transaction Agreements for purposes of the NASDAQ Stock Market Listing Rules, and has been obtained by way of the Written Consent.

As of the Record Date, we had [    ] shares of common stock issued and outstanding and entitled to vote on the issuance of the Securities pursuant to the Transaction Agreements.

Notice Pursuant to Section 228

Pursuant to Section 228, we are required to provide prompt notice of the taking of a corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228.

Dissenters’ Rights of Appraisal

The DGCL does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters approved by the Written Consent.

THE PRIVATE PLACEMENTS

The Companies

Our Company. We are a Delaware corporation with our principal executive offices located at 77 Rio Robles, San Jose, California 95134. Our telephone number is (408) 240-5500. We are a vertically integrated solar products and services company that designs, manufactures and delivers high-performance solar electric systems worldwide for residential, commercial and utility-scale power plant customers.

On June 21, 2011, we became a majority owned subsidiary of Total G&P through a tender offer whereby Total G&P purchased approximately 60% of our former outstanding Class A common stock and Class B common stock for approximately $1.4 billion, paid from Total S.A.’s general working capital. In connection with the tender offer, the Company and Total G&P and Total S.A. entered into several ancillary agreements including (i) a Credit Support Agreement, pursuant to which Total S.A. agreed to provide certain guarantees and otherwise assist the Company in obtaining credit from third party sources, and (ii) an Affiliation Agreement, which defines the conditions under which Total G&P may acquire further SunPower stock and sets forth various principles for the governance of SunPower during Total G&P’s period of control. Pursuant to the Affiliation Agreement, Total G&P has designated, and currently has the continuing right to nominate, six of SunPower’s eleven directors. On January 31, 2011, SunPower acquired Tenesol S.A., a société anonyme organized under the laws of the Republic of France, from Total G&P, and in connection with the acquisition, Total G&P purchased 18.6 million additional shares of SunPower common stock in a private placement for approximately $164 million, paid from Total S.A.’s general working capital. The completion of the private placement increased Total G&P’s ownership percentage of SunPower common stock to approximately 67% of the Company’s outstanding common stock.

For more information about us, please visit www.sunpowercorp.com. The contents of our website are not incorporated into, or otherwise to be regarded as a part of, this Information Statement.

Total G&P. Total G&P is a société par actions simplifiée incorporated in France, with principal executive offices at 2, place Jean Millier, La Défense 6, 92400 Courbevoie, France. The telephone number of Total G&P’s principal executive offices is +33 (0)1 47 44 45 46. Total G&P is registered in France at the Nanterre Trade Register under the registration number 505 028 118 and is an indirect wholly-owned subsidiary of Total S.A. Total G&P is engaged in industrial, commercial, research and development projects in the energy industry in the United States, including with respect to natural gas and emerging energy technologies such as solar energy, both as a stand-alone entity and in cooperation with others. Total G&P participates in all manner of administrative, financial, securities, real estate, industrial and commercial operations including, where appropriate, participating in the creation of, or holding ownership interests in, companies engaged in the foregoing activities.

Total S.A. Total S.A. is a société anonyme incorporated in France on March 28, 1924, with principal executive offices at 2, place Jean Millier, La Défense 6, 92400 Courbevoie, France. The telephone number of Total S.A.’s principal executive offices is +33 (0)1 47 44 45 46. Total S.A. is registered in France at the Nanterre Trade Register under the registration number 542 051 180. Total S.A., together with its subsidiaries and affiliates, is the fifth largest publicly-traded integrated international oil and gas company in the world based on market capitalization, in dollars, as of December 31, 2010, and has operations in more than 130 countries and activities in every sector of the oil industry, including in oil and gas exploration, development and productions and liquid natural gas, and the refining, marketing and the trading and shipping of crude oil and

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petroleum products segments. Total S.A. also has operations in petrochemicals and fertilizers and specialty chemicals, mainly for the industrial market. In addition, Total S.A. has interests in the coal mining and power generation sectors.

Background and Reason for the Private Placements

SunPower Corporation, Systems, a Delaware corporation and an indirect wholly owned subsidiary of the Company (“SunPower Systems”), is providing engineering, procurement and construction (“EPC”) services, as well as solar panels and power plant technology, to the California Valley Solar Ranch (“CVSR”), a 250 MW AC solar power plant that is currently under construction. SunPower Systems is performing this work under an Engineering, Procurement and Construction Agreement, dated as of September 30, 2011 (the “EPC Contract”), between SunPower Systems, and High Plains Ranch II, LLC, a Delaware limited liability company (“HPR II”). HPR II is the CVSR project company sold by the Company to NRG Solar LLC in September 2011. Part of the debt financing necessary for SunPower Systems’ customer, NRG Solar LLC, to pay for the construction of the CVSR project is being provided by the Federal Financing Bank in reliance on a guarantee of repayment provided by the DOE under a loan guarantee program. In late 2011, the DOE requested that the Company, as EPC contractor for the CVSR project, provide additional financial assurances to support SunPower Systems’ obligations under the EPC Contract in connection with the project’s loan guarantee. In response, following review and approval by the Special Committee as described below, the Company and Total S.A. entered into the Liquidity Support Agreement with the DOE, under which Total S.A. agreed to provide the Company, or cause to be provided, additional liquidity under certain circumstances up to an aggregate amount of $600 million. The Company, Total S.A. and its affiliates entered into the remainder of the Transaction Agreements to establish the parameters for the terms of the liquidity support to be provided by Total S.A. and its affiliates, and for any liquidity injections that may be required under the Liquidity Support Agreement.

Six of our eleven directors are employees or officers of Total S.A., and the Transaction Agreements are considered related party transactions. Accordingly, our Board formed the Special Committee and delegated to it the exclusive, full and plenary power and authority of the Board to review and, if appropriate, approve the Transaction Agreements and other related agreements or any alternative liquidity support transactions. The Special Committee retained independent legal and financial advisors to assist it in evaluating the terms of the proposed Transaction Agreements. The Special Committee consulted with its legal counsel, financial advisor and SunPower’s senior management in evaluating the transactions contemplated by the Transaction Agreements. Upon receiving from Total S.A. a proposal that set forth the terms upon which Total S.A. proposed to enter into the Liquidity Support Arrangements (as defined below) (the “Total Initial Proposal”), the Special Committee met with its legal counsel and its financial advisor. During its initial meetings, the Special Committee’s legal counsel informed the Special Committee of their obligations and its financial advisor indicated its preliminary views on the Total Initial Proposal. After a number of additional meetings among the Special Committee, its legal counsel and its financial advisor, the Special Committee authorized its financial advisor and SunPower’s senior management to meet with Total S.A. regarding the Total Initial Proposal. Following such meeting, and after receiving further advice from its legal counsel and its financial advisor, the Special Committee authorized its financial advisor and SunPower’s senior management to put forth a counterproposal reflecting specific terms defined by the Special Committee. During the next several weeks, the Special Committee met with its legal counsel, its financial advisor and SunPower’s senior management on a number of occasions and directed its financial advisor and SunPower’s senior management to continuing negotiating with Total S.A. In addition, after being requested to do so by the Special Committee, certain members of the Special Committee held discussions and negotiated with Total S.A. regarding the final terms of the Liquidity Support Arrangements. On February 28, 2012, the Special Committee approved the Transaction Agreements and declared that the transactions contemplated thereby are fair to, and in the best interests of, the Company and its stockholders.

Agreements among the Company, Total S.A. and Total G&P

The Liquidity Support Agreement, Upfront Warrant, Compensation and Funding Agreement, Revolving Credit and Convertible Loan Agreement, and Private Placement Agreement are described below in the section entitled “The Transaction Agreements.”

Third Amendment to Affiliation Agreement

On April 28, 2011, we entered into an Affiliation Agreement with Total G&P (the “Affiliation Agreement”), as amended by the Amendment to Affiliation Agreement, dated as of June 7, 2011 and the Second Amendment to Affiliation Agreement, dated as of December 23, 2011, to govern the relationship between SunPower, Total S.A. and Total G&P following the closing of the tender offer. Under the terms of the Affiliation Agreement, among other things, (i) we expanded the size of our Board to provide for a majority of Total representatives, (ii) Total S.A., Total G&P and their affiliates (the

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“Total Group”) agreed to a standstill period during which time they were restricted from purchasing additional shares of our common stock, (iii) the approval of Total G&P as a stockholder was required in order for us to take certain actions including the incurrence of indebtedness above stated limits and certain acquisitions and dispositions, and (iv) the approval of a majority of our disinterested directors was required prior to effecting certain corporate actions.

In connection with the Liquidity Support Arrangements (as defined below), we entered into a third amendment (the “Third Amendment to Affiliation Agreement”) to the Affiliation Agreement, which, among other things, (i) provides that Total G&P will have the right to appoint a deputy project manager for the CVSR project, subject to certain conditions, (ii) increases the number of Total Group designated directors on each of SunPower’s standing or ad hoc committees of SunPower’s Board of Directors to two members out of four (from one member out of three each), excluding the Audit Committee, (iii) broadens the definition of the period during which SunPower must obtain the affirmative vote or written consent of Total G&P prior to undertaking certain actions to include the period during which the Liquidity Support Arrangements are outstanding, (iv) requires the affirmative vote or written consent of Total G&P for any repurchases by SunPower of its common stock and under certain circumstances, the issuance of convertible debt, including to refinance existing convertible debt, and (v) specifies that the standstill provisions of the Affiliation Agreement do not apply to securities issued in connection with the Liquidity Support Arrangements.

The foregoing description of the Third Amendment to Affiliation Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Third Amendment to Affiliation Agreement, a copy of which is attached as Annex F to this Information Statement and is incorporated herein by reference.

THE TRANSACTION AGREEMENTS

This section describes the material terms of the Transaction Agreements. The description in this section and elsewhere in this Information Statement is qualified in its entirety by reference to the complete text of the Transaction Agreements, copies of which are attached as Annexes A, B, C, D, and E, respectively, and are incorporated by reference into this Information Statement.

The Liquidity Support Agreement

The Liquidity Support Agreement provides that, subject to the terms and conditions set forth therein, upon a Liquidity Support Event (as defined below), Total S.A. will make available, as of the date of the Liquidity Support Agreement, and provide to the Company from time to time various forms of equity, debt (both convertible and non-convertible), guarantee or other liquidity support (“Liquidity Injections”), as may be required to increase the amount of unrestricted cash, cash equivalents and unused borrowing capacity, and to ensure the Company’s satisfaction of its financial covenants under certain third party indebtedness, up to the maximum aggregate amount of $600 million (the “Liquidity Support Facility”). A “Liquidity Support Event” occurs when (a) the Company’s unrestricted cash and cash equivalents shown on its balance sheet plus any unused availability under any committed credit that is available to the Company (“Reported Liquidity”) is below $100 million in a completed fiscal quarter, or the Company’s projected liquidity measured in the same manner for the next fiscal quarter (“Projected Liquidity”) is below $100 million, or (b) at any time during a fiscal quarter, the Company fails to satisfy any financial covenant under its indebtedness. Upon a Liquidity Support Event, Total S.A. is required to provide to the Company, and the Company is required to accept from Total S.A., a Liquidity Injection sufficient to cause (a) the Company’s Reported Liquidity and Projected Liquidity to be at least $100 million, or, as applicable, (b) the Company to cure any breach and satisfy the applicable financial covenant in its indebtedness.

The Liquidity Support Agreement will terminate, all outstanding guarantees issued thereunder will terminate, and all outstanding loans made thereunder will become due, upon the earliest to occur of (i) the final completion date of the CVSR project as defined under the EPC Contract, (ii) the date of December 31, 2015, as may be extended under certain circumstances as described in the EPC Contract, but not beyond December 31, 2016, (iii) the date on which all secured obligations, as defined under that certain Loan Guarantee Agreement, dated as of September 30, 2011, between the DOE and HPR II, have been paid in full and all commitments to extend credit as set forth therein in connection with the CVSR project have been terminated, and (iv) the date on which SunPower Systems terminates the EPC Contract.

The foregoing description of the Liquidity Support Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Liquidity Support Agreement, a copy of which is attached as Annex A to this Information Statement and is incorporated herein by reference.

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The Compensation and Funding Agreement

In connection with the Liquidity Support Agreement, on February 28, 2012, the Company entered into a Compensation and Funding Agreement with Total S.A., pursuant to which, among other things, the Company and Total S.A. established the parameters for the terms of the Liquidity Support Facility and any Liquidity Injections that may be required to be provided by Total S.A. to the Company pursuant to the Liquidity Support Agreement (the “Liquidity Support Arrangements”). The Company has agreed in the Compensation and Funding Agreement to use commercially reasonable efforts to assist Total S.A. in the performance of its obligations under the Liquidity Support Agreement and to conduct, and to act in good faith in conducting, its affairs in a manner such that Total S.A.’s obligation under the Liquidity Support Agreement to provide Liquidity Injections will not be triggered or, if triggered, will be minimized. The Company has also agreed to use any cash provided under the facility in such a way as to minimize the need for further liquidity support.

Upfront Payment Obligations

On February 28, 2012, in consideration for Total S.A.’s agreement to enter into the Liquidity Support Agreement and for Total S.A.’s commitments set forth in the Liquidity Support Agreement, the Company issued the Upfront Warrant to Total G&P, which may be exercised to purchase 9,531,677 shares of the Company’s common stock at an exercise price of $7.8685 per share, subject to adjustment for customary anti-dilution and other events. The Upfront Warrant is exercisable at any time for seven years after its issuance, provided that, so long as at least $25 million of the Company’s existing convertible debt remains outstanding, such exercise will not cause “any person,” including Total S.A., to, directly or indirectly, including through one or more wholly-owned subsidiaries, become the “beneficial owner” (as such terms are defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), of more than 74.99% of the voting power of the Company’s common stock at such time, because “any person” becoming such “beneficial owner” would trigger the repurchase or conversion of the Company’s existing convertible debt. In addition, the Upfront Warrant is not exercisable by Total G&P until a certain period of time has elapsed after the Company has provided a copy of this Information Statement to all stockholders who did not execute a written consent.

The foregoing description of the Upfront Warrant does not purport to be complete and is qualified in its entirety by reference to the complete text of the Upfront Warrant, a copy of which is attached as Annex B to this Information Statement and is incorporated herein by reference.

Ongoing Payment Obligations

The Compensation and Funding Agreement further provides that, subject to the terms and conditions set forth therein, the Company will make certain cash payments to Total S.A. within 30 days after the end of each calendar quarter during the term of the Compensation and Funding Agreement as follows:

(i) Quarterly payment of a commitment fee in an amount equal to 0.25% of the unused portion of the $600 million Liquidity Support Facility as of the end of such quarter; and

(ii) Quarterly payment of a guarantee fee in an amount equal to 2.75% per annum of the average amount of the Company’s indebtedness that is guaranteed by Total S.A. pursuant to any Guaranty (as defined below) issued in accordance with the terms of the Compensation and Funding Agreement during such quarter.

In addition, any payment obligations of the Company to Total S.A. under the Compensation and Funding Agreement that are not paid when due shall accrue interest until paid in full at a rate equal to 6-month U.S. LIBOR as in effect from time to time plus 5.00% per annum.

Form of Liquidity Support

In the event that Total S.A. becomes obligated to provide a Liquidity Injection to the Company in a Liquidity Support Event pursuant to the Liquidity Support Agreement, the Compensation and Funding Agreement sets forth the form of such Liquidity Injection based on the greatest “Drawn Support Amount,” as defined in the Liquidity Support Agreement, that has been outstanding at any time prior to the date of determination (the “Maximum Drawn Support Amount”) at such time, as follows:

(i) To the extent that the Maximum Drawn Support Amount at such time is equal to or less than $60 million, the Liquidity Injection shall be, at Total S.A.’s option, in the form of a revolving, non-convertible debt facility (a “Revolving Loan”) pursuant to the terms of the Revolving Credit and Convertible Loan Agreement, a Total S.A. Guaranty (as defined below), or any other form of Liquidity Injection agreed to by the Company. In addition, at the time of funding of each such Revolving Loan, the Company will issue to or as directed by Total S.A. a Warrant, in the form of Exhibit A to the

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Compensation and Funding Agreement, that is exercisable for seven years to purchase an amount of the Company’s common stock equal to 20% of the amount of such Revolving Loan divided by the volume-weighted average price for the Company’s common stock for the 30 trading-day period ending on the trading day immediately preceding the date of calculation (the “30-Day VWAP”) as of the date of funding of such Revolving Loan. Notwithstanding the foregoing, the aggregate exercise price of Warrants issued in connection with Revolving Loans may not exceed 20% of the maximum aggregate amount of Revolving Loans that has been outstanding at any time under the Revolving Credit and Convertible Loan Agreement. Interest payable on the Revolving Loan shall be 6-months U.S. LIBOR plus 5% per annum when the Maximum Drawn Support Amount is equal to or less than $60 million, 6-months U.S. LIBOR plus 7% per annum when the Maximum Drawn Support Amount is greater than $60 million but less than or equal to $200 million, and 6-months U.S. LIBOR plus 8% per annum when the Maximum Drawn Support Amount is greater than $200 million.

(ii) To the extent that the Maximum Drawn Support Amount at such time is greater than $60 million but equal to or less than $200 million, Total S.A. may, at its sole discretion, convert any Revolving Loan into a convertible debt facility (a “Convertible Loan”), pursuant to terms of the Revolving Credit and Convertible Loan Agreement, and any future Liquidity Injections will be, at Total S.A.’s option, in the form of a Convertible Loan, a Total S.A. Guaranty (as defined below), or any other form of Liquidity Injection agreed to by the Company. Each Convertible Loan will be convertible into the Company’s common stock at a conversion price equal to the amount of debt being converted, divided by the closing price of the Company’s common stock on the trading day immediately preceding the conversion date at the option of Total S.A. at any time after (A) the Convertible Loan has not been repaid within 6 months, (B) the Company’s debt to EBITDA ratio exceeds 3.5 to 1.0 (or for the 2012 fiscal year, 4.0 to 1.0), or (C) any time the Maximum Drawn Support Amount exceeds $200 million. In addition, at the time of funding of each such Convertible Loan, the Company will issue to or as directed by Total S.A. a Warrant, in the form of Exhibit A to the Compensation and Funding Agreement, that is exercisable for seven years to purchase an amount of the Company’s common stock equal to 25% of the amount of such Convertible Loan (if the Maximum Drawn Support Amount at such time is not in excess of $200 million) or 35% of the amount of such Convertible Loan (to the extent that the Maximum Drawn Support Amount at such time is in excess of $200 million), in each case, divided by the 30-Day VWAP as of the date of funding of such Convertible Loan. Notwithstanding the foregoing, the aggregate exercise price of Warrants issued in connection with Convertible Loans up to $140 million may not exceed 25% of the maximum aggregate amount of such Convertible Loans that has been outstanding at any time under the Revolving Credit and Convertible Loan Agreement, and the aggregate exercise price of Warrants issued in connection with Convertible Loans in excess of $140 million may not exceed 35% of the maximum aggregate amount of such Convertible Loans that has been outstanding at any time under the Revolving Credit and Convertible Loan Agreement. Interest payable on the Convertible Loan shall be 6-months U.S. LIBOR plus 7% per annum for any Convertible Loan outstanding when the Maximum Drawn Support Amount is less than or equal to $200 million, and 6-months U.S. LIBOR plus 8% per annum when the Maximum Drawn Support Amount is greater than $200 million.

(iii) If the Maximum Drawn Support Amount at such time exceeds $200 million, or if the Company’s debt to EBITDA ratio exceeds 3.5 to 1.0 (or, for the 2012 fiscal year, 4.0 to 1.0), the Liquidity Injection will be in the form selected by Total S.A., at its complete discretion, as an additional Revolving Loan, an additional Convertible Loan, a purchase of the equity securities of the Company, pursuant to the terms of the Private Placement Agreement, a guarantee by Total S.A. of the Company’s indebtedness, pursuant to the form Guaranty set forth as Exhibit B to the Compensation and Funding Agreement (a “Guaranty”), or another form of Liquidity Injection acceptable to the applicable lender. The Company shall issue to Total S.A. Warrants in connection with additional Revolving Loans or Convertible Loans as described above. If such Liquidity Injection is in the form of purchase of equity securities, then the Company will issue to or as directed by Total S.A. a Warrant, in the form of Exhibit A to the Compensation and Funding Agreement, that is exercisable for seven years to purchase an amount of the Company’s common stock equal to 25% of the amount of such Liquidity Injection divided by 30-Day VWAP as of the date of such Liquidity Injection. Any common stock sold to Total S.A. under the Private Placement Agreement will be priced at a 17% discount from the 30-Day VWAP as of the date such common stock is sold, and may be rounded up, at Total S.A.’s option, from the required amount of such Liquidity Injection to the next integral multiple of $25 million.

No Warrants issued shall be exercisable so long as at least $25 million of the Company’s existing convertible debt remains outstanding and such exercise will cause “any person,” including Total S.A., to, directly or indirectly, including through one or more wholly-owned subsidiaries, become the “beneficial owner” of more than 74.99% of the voting power of the Company’s common stock at such time. Loans made by Total S.A. under the Compensation and Funding Agreement shall be prepayable by the Company in agreed increments, so long as after giving effect to any such prepayment the Company’s Reported Liquidity and Project Liquidity would be at least $125 million.

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Notwithstanding the foregoing, if the incurrence of any such debt or issuance of any such Warrants or equity securities would trigger a default under the terms of any existing SunPower debt agreements in an amount greater than $10 million, Total S.A. will have the option, in its reasonable discretion, to provide a Liquidity Injection in an alternative form so as not to cause the Company to be in breach or default of any of its debt agreements. Notwithstanding the limitations on the form of Liquidity Injections described above, in connection with an actual or potential breach by the Company of its covenants under the Revolving Credit Agreement with Credit Agricole Corporate and Investment Bank (the “Credit Agricole Facility Agreement”), Total S.A. may make Liquidity Injections in the form of equity purchases sufficient to provide the Company with an “equity cure” under the Credit Agricole Facility Agreement, plus up to an additional $25 million of equity purchases. In addition to the provision of any “equity cure,” Total S.A. may also in such event elect to lend money to the Company, in the form of Revolving Loans or Convertible Loans as described above, in order to repay amounts owing under the Credit Agricole Facility Agreement. Notwithstanding the interest rates described above, any such debt would bear interest at a rate of LIBOR plus 4.25% per annum until September 27, 2013, and would thereafter bear interest at the rates described above, depending on the Maximum Drawn Support Amount.

If Total S.A. is required to make any payment to a lender under a Guaranty, and if the Company does not repay such payment to Total S.A. within 30 days, the amount of such payment, plus interest, shall be convertible, at Total S.A.’s option, into a Revolving Loan, a Convertible Loan or a purchase of equity pursuant to the Private Placement Agreement, in each case upon notice from Total S.A. to the Company and in each case with Warrant coverage as described above.

Termination

The Compensation and Funding Agreement will remain in effect as long as (i) any obligations of the Company remain outstanding under any Revolving Credit and Convertible Loan Agreement or a Private Placement Agreement, (ii) any obligations of Total S.A. remain outstanding under any Guaranty, or (iii) Total S.A. has any obligation to provide Liquidity Injections pursuant to the Liquidity Support Agreement.

The foregoing description of the Compensation and Funding Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Compensation and Funding Agreement, a copy of which is attached as Annex C to this Information Statement and is incorporated herein by reference.

The Revolving Credit and Convertible Loan Agreement

In connection with the Liquidity Support Arrangements, SunPower entered into the Revolving Credit and Convertible Term Loan Agreement with Total G&P, which establishes the terms and conditions for any Revolving Loans or Convertible Loans that may be provided to the Company pursuant to the Compensation and Funding Agreement described above. All Revolving Loans and Convertible Loans shall accrue interest as described above. All Revolving Loans shall be in an initial principal amount that is an integral multiple of $1 million and not less than $5 million, or the amount remaining available under the $600 million Liquidity Support Facility. All Convertible Loans shall be in an initial principal amount that is an integral multiple of $1 million and not less than $10 million, or the amount remaining available under the $600 million Liquidity Support Facility. All Revolving Loans or Convertible Loans must rank pari passu with the Company’s existing senior indebtedness, and secured to the fullest extent permitted by the Company’s debt agreements. Total G&P may demand prepayment of Revolving Loans and/or Convertible Loans, provided that after such prepayment, the Company would maintain its Reported Liquidity of at least $150 million and would not be in default of any financial covenant under its indebtedness; after the expiration of the Compensation and Funding Agreement, Total G&P may demand prepayment without regard to these conditions.

The foregoing description of the Revolving Credit and Convertible Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Revolving Credit and Convertible Loan Agreement, a copy of which is attached as Annex D to this Information Statement and is incorporated herein by reference.

The Private Placement Agreement

In connection with the Liquidity Support Arrangements, the Company and Total G&P entered into the Private Placement Agreement on February 28, 2012. Pursuant to the terms of the Private Placement Agreement, the Company will issue and sell to Total G&P, and Total G&P will purchase from the Company, the common stock or Warrants to purchase common stock with respect to each Liquidity Injection as specified by the terms of the Compensation and Funding Agreement. The number of Warrant Shares and exercise price will be calculated in accordance with the Compensation and Funding Agreement, and any common stock sold under the Private Placement Agreement will be priced at a 17% discount from the 30-Day VWAP as of the date such common stock is sold.

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The foregoing description of the Private Placement Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Private Placement Agreement, a copy of which is attached as Annex E to this Information Statement and is incorporated herein by reference.

The Transaction Agreements should not be read alone, but should instead be read in conjunction with the other information regarding SunPower, Total S.A. and Total G&P that is contained in this Information Statement, as well as in the filings that we have made and may make with the Securities and Exchange Commission (the “SEC”).

DESCRIPTION OF THE COMPANY’S COMMON STOCK

Reclassification

On November 15, 2011, at a special meeting of stockholders, the stockholders of the Company approved a restated certificate of incorporation (the “Restated Certificate of Incorporation”) providing for the reclassification of all outstanding shares of SunPower Class A common stock, par value $0.001 per share (the “Class A Common Stock”), and SunPower Class B common stock, par value $0.001 per share (the “Class B Common Stock”), on a share-for-share basis into a single class of common stock, par value $0.001 per share, with the same voting powers, preferences, rights and qualifications, limitations and restrictions as the Class A Common Stock (the “Reclassification”). Following receipt of stockholder approval at the special meeting, the Company filed the Restated Certificate of Incorporation on November 15, 2011 with the Secretary of State of the State of Delaware. The Restated Certificate of Incorporation became effective at 5 p.m. Eastern Standard Time on November 16, 2011 (the “Effective Time”).

In connection with the Reclassification, the By-laws of the Company were amended and restated to, among other things, eliminate obsolete provisions relating to the prior dual-class common stock structure. The amended and restated By-laws (the “Restated By-laws”) became effective immediately following the Effective Time of the Restated Certificate of Incorporation.

General

Our authorized capital stock consists of 367,500,000 shares of common stock and 10,000,000 shares designated as preferred stock, par value $0.001 per share. No shares of preferred stock are outstanding.

Common Stock

Voting Rights. Subject to the preferences applicable to any preferred stock outstanding at any time, holders of common stock vote together as a single class on all matters submitted to a vote of the stockholders. Each holder of common stock is entitled to cast one vote per share held by such holder on all matters submitted to a vote of the stockholders. Generally, all matters submitted to a vote of the stockholders must be approved by a majority of the votes cast on the matter by the holders of common stock present in person or represented by proxy, voting together as a single class at a meeting at which a quorum is present, subject to any voting rights granted to holders of any outstanding shares of preferred stock.

Conversion Rights. Shares of common stock are not convertible into other securities of the Company.

Dividend Rights. Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available at the times and in the amounts that our board of directors may determine from time to time.

No Preemptive or Redemption Rights. Our common stock is not entitled to preemptive rights and is not subject to redemption or sinking fund provisions.

Right to Receive Liquidation Distributions. Upon our liquidation, dissolution or winding-up, the holders of common stock are entitled to share equally in all of our assets remaining after payment of all liabilities and the liquidation preferences of any outstanding preferred stock.

Preferred Stock

Our Board is authorized, subject to limitations imposed by the DGCL, to issue up to a total of 10,000,000 shares of preferred stock in one or more series, without stockholder approval. As of November 16, 2011, no shares of preferred stock were issued or outstanding. Our board of directors is authorized to establish from time to time the number of shares to be included in each series, and to fix the rights, preferences and privileges of the shares of each wholly unissued series and any of its qualifications, limitations or restrictions, subject to the provisions of any series of preferred stock. Our board of

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directors is also able to increase or decrease the number of shares of any series, but not below the number of shares of that series then outstanding, without any further vote or action by the stockholders.

The Board may authorize the issuance of preferred stock with voting or conversion rights that could harm the voting power or other rights of the holders of the common stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in control of the Company and might harm the market price of the common stock and the voting and other rights of the holders of common stock. The Company has no current plans to issue any shares of preferred stock.

Other Terms

Classification of Our Board of Directors. The Restated Certificate of Incorporation and the Restated By-laws provide that our board of directors is, and will be, divided into three classes of directors, with the classes to be as nearly equal in number as possible. About one-third of the Board will be elected annually, and each member will serve a three-year term. The provision for a classified Board could prevent a party who acquires control of a majority of the outstanding voting shares from obtaining control of our Board until the second annual shareholders meeting following the date the acquirer obtains the controlling share interest. As a result, the classified Board provision may make it more difficult to obtain control of the Company.

Calling of a Special Meeting of Stockholders by a Stockholder. The Restated By-laws provide that stockholders may not call special meetings of the stockholders. However, the Company will call a special meeting of stockholders promptly following receipt of written notice from the Company’s largest stockholder, Total G&P or any member of the Terra Group (as defined in the Affiliation Agreement) solely for the purpose of considering and voting on a proposal to effect (i) a Terra Merger (as defined in the Affiliation Agreement), to be effected pursuant to and in accordance with the terms of the Affiliation Agreement, together with any stockholder approval as is required by law in connection with such Terra Merger, or (ii) a Transferee Merger (as defined in the Affiliation Agreement) to be effected pursuant to and in accordance with the Affiliation Agreement, together with any stockholder approval as is required by law in connection with such Transferee Merger.

Action of the Stockholders by Written Consent. The Restated Certificate and the Restated By-laws permit action by written consent of the stockholders without a meeting for any action required to be taken at any annual or special meeting until the first time that Total S.A., and other entities controlled by Total S.A., no longer own at least fifty percent of the Company’s voting securities (“Total Stockholder Approval Period”). The Restated Certificate of Incorporation further provides that following the Total Stockholder Approval Period, no action required or permitted to be taken at any annual or special meeting may be taken without a meeting, and the power of our stockholders to consent in writing, without a meeting, to the taking of any such action is specifically denied.

Anti-Takeover Effects of Delaware Law. The Company is subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, those provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

—	The transaction is approved by the board before the date the interested stockholder attained that status;

—

Upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

—

On or after the date the business combination is approved by the board and authorized at a meeting of stockholders by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

—	Any merger or consolidation involving the corporation and the interested stockholder;

—	Any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

—	Subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

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—

Any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

—	The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of a corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

A Delaware corporation may opt out of this provision either with an express provision in its original certificate of incorporation or in an amendment to its certificate of incorporation or bylaws approved by its stockholders. However, we have not opted out, and do not currently intend to opt out, of this provision. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Nasdaq Global Select Market Listing Symbol. Our common stock is traded on the NASDAQ Global Select Market under the ticker symbol “SPWR.” The CUSIP number for the common stock is 867652 406.

Transfer Agent and Registrar. The transfer agent and registrar for the common stock is Computershare Trust Company, N.A.

Rights Plan. In connection with the Reclassification, the Rights Agreement we entered into with Computershare Trust Company, N.A., was amended and restated to, among other things, eliminate obsolete provisions relating to the existing dual-class common stock structure. The Rights Agreement was amended such that each of the current Class A Rights (as defined therein) and Class B Rights (as defined therein) shall become a “Right” to purchase Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the rights and preferences set forth in the Certificate of Designation of Series A Junior Participating Preferred Stock which was filed concurrently with the Restated Certificate of Incorporation and took effect upon the effectiveness of the Restated Certificate of Incorporation. Our amended and restated Rights Agreement became effective immediately upon effectiveness of the Restated Certificate of Incorporation.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of March 12, 2012 (except as described below) by:

—	Each of our directors;

—

Our Chief Executive Officer, Acting Chief Financial Officer, our former Chief Financial Officer, and each of the three other most highly compensated individuals who served as our executive officers at the end of our fiscal year 2011, and one other who would have been among the three most highly compensated individuals but was not serving as an executive officer at the end of our fiscal year 2011, whom we collectively refer to as our “named executive officers”;

—	Our directors and executive officers as a group; and

—	Each person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act) who is known by us to beneficially own more than 5% of any class of our common stock.

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Applicable beneficial ownership percentages listed below are based on [            ] shares of common stock outstanding as of March 12, 2012. The business address for each of our directors and executive officers is our corporate headquarters at 77 Rio Robles, San Jose, California 95134.

Common Stock Beneficially Owned (1)
Directors and Named Executive Officers	Shares	%
W. Steve Albrecht
Dennis V. Arriola
Betsy S. Atkins
Charles Boynton
Arnaud Chaperon
Bernard Clement
Denis Giorno
Thomas R. McDaniel
Marty T. Neese
Jean Marc Otero del Val
James S. Pape
Douglas J. Richards
Jerome Schmitt
Humbert de Wendel
Howard J. Wenger
Thomas H. Werner
Pat Wood III
All Current Directors and Executive Officers as a Group ([ ] persons)
Other Persons
Total S.A. Total Gas & Power USA, SAS 2, place Jean Millier La Défense 6 92400 Courbevoie France

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares underlying restricted stock units and options held by that person that will vest and be exercisable within 60 days of March 12, 2012 are deemed to be outstanding. Such shares, however, are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

DELIVERY OF INFORMATION STATEMENT

To reduce the expenses of delivering duplicate materials to our stockholders, we are taking advantage of householding rules that permit us to deliver only one Information Statement to stockholders who share the same address unless otherwise requested.

If you share an address with another stockholder and have received only one Information Statement, you may write or call us to request a separate copy at no cost to you. For future mailings, you may request separate materials or, if you are receiving multiple copies you may request that we only send one set of materials, by writing to us at SunPower Corporation, 77 Rio Robles, San Jose, California 95134, Attention: Corporate Secretary, or by calling us at (408) 240-5500.

FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements regarding future events as well as assumptions underlying or relating to such statements, all of which are “forward-looking statements” within the meaning of Section 21E of the Exchange Act. We use words and phrases such as “may,” “expect,” “intend,” “potential,” “proposed,” “believe,” “would,” “agreed to,” “will,” “designed,” “anticipated” and similar expressions to identify forward-looking statements. Forward-looking statements in this Information Statement include, but are not limited to, statements regarding the occurrence, timing, benefits and effects of the corporate actions approved by the Special Committee, as applicable, including the Private Placements and the transactions contemplated by the Transaction Agreements. These forward-looking statements

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are based on information available to us as of the date of this Information Statement and our current expectations and assumptions, and involve a number of risks and uncertainties that could cause actual events to differ materially from those anticipated by the forward-looking statements.

Such risks and uncertainties include a variety of factors, some of which are beyond our control. In particular, risks and uncertainties that could cause actual events to differ include: legal risks related to the actions described in this Information Statement; market risk, particularly as it relates to our stock price; the timing of the Private Placements; the need for Liquidity Injections; governmental support and the impact on the completion of the CVSR project; and other risks described in our Annual Report on Form 10-K for the year ended January 1, 2012 and our other filings with the SEC. These forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we are under no obligation to, and expressly disclaim any responsibility to, update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

INCORPORATION BY REFERENCE; FINANCIAL INFORMATION

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement.

Certain financial information required under Section 14(c) of the Exchange Act and the rules and regulations thereunder, including the Company’s (i) financial statements, (ii) supplementary financial information, (iii) management’s discussion and analysis of financial condition and results of operations, and (iv) quantitative and qualitative disclosures about market risk, can be found in our Annual Report on Form 10-K for the fiscal year ended January 1, 2012, filed with the SEC on February 29, 2012. Such financial information is incorporated herein by reference.

We are also incorporating by reference additional documents we may file pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the closing of the Private Placements. Such additional documents shall be deemed to be incorporated by reference into the Information Statement and to be a part hereof from the date of filing of such documents.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file including exhibits thereto at the public reference room maintained by the SEC at Station Place, 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained by mail from the SEC’s Public Reference Branch at Station Place, 100 F Street, N.E., Washington, D.C. 20549. In addition, our filings with the SEC are also available to the public on the SEC’s internet website at http://www.sec.gov and on our corporate website, http://www.sunpowercorp.com.

Copies of material filed by us with the SEC, including the information we are incorporating by reference and exhibits thereto, may also be obtained free of charge and within one business day of our receipt of such request, by writing to us at our corporate headquarters, SunPower Corporation, Attention: Investor Relations, 77 Rio Robles, San Jose, California 95134, or by calling (408) 240-5500.

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ANNEX A

LIQUIDITY SUPPORT AGREEMENT

This LIQUIDITY SUPPORT AGREEMENT, dated as of February 28, 2012 (this “Agreement”), is entered into by and among SUNPOWER CORPORATION, a Delaware corporation (“SunPower”), TOTAL S.A., a société anonyme organized under the laws of the Republic of France (“Total”), and the U.S. DEPARTMENT OF ENERGY, acting by and through the Secretary of Energy (“DOE” and, together with SunPower and Total, the “Parties”).

RECITALS

WHEREAS, Total Gas & Power USA, SAS, a société par actions simplifiée organized under the laws of the Republic of France and an indirect wholly owned subsidiary of Total, owns approximately 66.3% of the equity interests of SunPower;

WHEREAS, SunPower Corporation, Systems, a Delaware corporation and an indirect wholly owned subsidiary of SunPower (the “Contractor”), and High Plains Ranch II, LLC, a Delaware limited liability company (“HPR II” or “Borrower”), have entered into that certain Engineering, Procurement and Construction Agreement, dated as of September 30, 2011 (the “EPC Contract”), pursuant to which the Contractor has agreed to design, engineer, procure certain materials and equipment for, install, construct, test and commission a 250 MW AC design capacity photovoltaic power plant in San Luis Obispo County, California (the “PV Power Plant”);

WHEREAS, SunPower has executed and delivered a Guaranty, dated as of September 30, 2011 (the “SunPower Guaranty”), in favor of HPR II, pursuant to which SunPower guarantees the payment and performance by the Contractor of its obligations and liabilities under the EPC Contract;

WHEREAS, in order to finance certain costs relating to the development and construction of the PV Power Plant and certain related expenses, HPR II and DOE entered into that certain Loan Guarantee Agreement, dated as of September 30, 2011 (as amended, restated, modified or otherwise supplemented from time to time, the “Loan Guarantee Agreement”), pursuant to which DOE will guarantee Advances (as defined under the Loan Guarantee Agreement) made to HPR II by the Federal Financing Bank, a body corporate and instrumentality of the United States of America (“FFB”) (pursuant to that certain Note Purchase Agreement dated as of September 30, 2011, by and among HPR II, DOE and FFB), subject to the terms and conditions set forth in the Loan Guarantee Agreement;

WHEREAS, the obligation of DOE to guarantee any Advance under the Loan Guarantee Agreement is subject to, among other things, the condition that since the date of the Loan Guarantee Agreement (or, if later, since the date of the last Advance), no event has occurred or could reasonably be expected to occur that has had or could reasonably be expected to have a Material Adverse Effect (as defined in the Loan Guarantee Agreement);

WHEREAS, in SunPower’s Form 10-Q for the quarterly period ended October 2, 2011 (the “SunPower 10-Q”), filed with the U.S. Securities and Exchange Commission (“SEC”) on November 10, 2011, SunPower disclosed that, as of January 2, 2012, and potentially for one or more subsequent quarters, SunPower might fail to meet a financial covenant under that certain Revolving Credit Agreement, dated September 27, 2011, by and among SunPower, Credit Agricole Corporate and Investment Bank, and the financial institutions party thereto, as amended by the First Amendment to Revolving Credit Agreement, dated as of December 21, 2011 (as so amended, and as may be further amended, modified or supplemented from time to time, the “Credit Agricole Facility”);

WHEREAS, the obligation of DOE to guarantee any Advance under the Loan Guarantee Agreement is also subject to, among other things, the condition that each of the representations and warranties made by any Major Project Participant in any Transaction Document (in each case, as defined in the Loan Guarantee Agreement) is true and correct in all material respects as of the date of the relevant Master Advance Notice (as defined in the Loan Guarantee Agreement);

WHEREAS, SunPower and the Contractor are Major Project Participants;

WHEREAS, based upon its review of the SunPower 10-Q, DOE requested further information from SunPower regarding its liquidity position in order to determine whether SunPower’s liquidity position constituted a “Material Adverse Effect” under the Loan Guarantee Agreement and whether the Contractor was capable of making the representations set forth in the EPC Contract;

WHEREAS, since the date of the SunPower 10-Q, no event of default has existed at any time under the Credit Agricole Facility due to a failure by SunPower to meet its financial covenants or any other reason;

WHEREAS, in order to mitigate any risk that the Contractor may have insufficient liquidity to perform its obligations under the EPC Contract in the future, at the request of DOE and on and subject to the terms and conditions described below, Total has agreed to provide, or cause to be provided, liquidity support to SunPower in an aggregate amount of up to $600 million;

WHEREAS, Total will derive indirect benefit from providing liquidity support to SunPower, and DOE has agreed that the provision of such liquidity support will (a) eliminate the risk that DOE will fail to approve the first Advance on the basis of the financial condition or liquidity of the Contractor or SunPower and (b) significantly reduce the risk that DOE will fail to approve any subsequent Advances on the basis of the financial condition or liquidity of the Contractor or SunPower; and

WHEREAS, the Parties understand that DOE will be making its decision of guaranteeing an Advance in reliance on, among other things, the liquidity support provided by Total under this Agreement;

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, DOE, SunPower and Total hereby agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used in this Agreement shall have the meanings set forth in this Section. All capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them in the Loan Guarantee Agreement.

(a) “Acceptable Affiliate” means, with respect to any Person, any Affiliate of such Person that is not a Prohibited Person, and (with respect to Affiliates of Total) as to which Total has certified to DOE that such Affiliate is not a Prohibited Person.

(b) “Affiliate” means with respect to any Person, any other Person that directly or indirectly Controls, is under common Control with, or is Controlled by, such Person.

(c) “Alternative Form” has the meaning set forth in Section 3(a).

(d) “Applicable Indebtedness” means and includes the aggregate amount of all Indebtedness of SunPower to third-party lenders, other than (i) Indebtedness that is non-recourse to SunPower, (ii) Indebtedness to Total and its Acceptable Affiliates, (iii) Indebtedness as to which Total or any of its Acceptable Affiliates has guaranteed the reimbursement obligations of SunPower, and (iv) letter of credit facilities of SunPower to the extent secured by cash collateral.

(e) “Authorized Officer” means the Chief Executive Officer, the Chief Financial Officer, the Principal Accounting Officer or the Treasurer of a Person.

(f) “Available Support Amount” means the difference between the Maximum Support Amount and the Drawn Support Amount.

(g) “Business Day” means a day, other than (i) a Saturday or Sunday, (ii) any other day on which either FFB or the Federal Reserve Bank of New York is not open for business or (iii) a public holiday, on which banks are generally not open for business in the State of California.

(h) “Cash Equivalents” means:

(i) direct obligations of the government of the United States or any agency or instrumentality thereof, or obligations unconditionally and fully guaranteed by the full faith and credit of the government of the United States, in each case maturing not more than one hundred eighty (180) days from the date of creation thereof;

(ii) securities issued by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one (1) year from the date of acquisition thereof;

(iii) investments in commercial paper maturing within ninety (90) days from the date of acquisition thereof and having, at such date of acquisition, a rating of at least A-1 or P-1 from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized rating service);

(iv) investments in certificates of deposit and time deposits maturing within two hundred seventy (270) days from the date of acquisition thereof issued by any bank organized under the laws of the United States, any State thereof, any country that is a member of the Organization for Economic Co-Operation and Development or any political subdivision thereof, that has a combined capital and surplus of not less than five hundred million Dollars ($500,000,000) and having, on the date of purchase, a rating on its commercial paper of at least A-1 or the equivalent thereof by S&P, or at least P-1 or the equivalent thereof by Moody’s;

(v) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (ii) above and entered into with a financial institution satisfying the criteria of clause (iv) of this definition; and

(vi) investments in “money market funds” within the meaning of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (i) and (ii) of this definition.

(i) “Control” (including with correlative meanings, the terms “Controlling,” “Controlled by” and “under common Control with”) means the power, directly or indirectly, to direct or cause the direction of the management or business or policies of a Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract, or otherwise (other than through super-majority rights or negative control rights of members).

(j) “Debarment Regulations” means all of the following:

(i) the Government-wide Debarment and Suspension (Non-procurement) regulations (Common Rule), 53 Fed. Reg. 19204 (May 26, 1988);

(ii) Subpart 9.4 (Debarment, Suspension, and Ineligibility) of the Federal Acquisition Regulations, 48 C.F.R. 9.400—9.409; and

(iii) the revised Government-wide Debarment and Suspension Nonprocurement) regulations (Common Rule), 60 Fed. Reg. 33037 (June 26, 1995).

(k) “Dollar” and “$” mean lawful money of the United States of America.

(l) “Drawn Support Amount” means, as of any time, the difference, in Dollars, of (i) the aggregate amount of Liquidity Injections provided by Total and its Acceptable Affiliates to SunPower pursuant to this Agreement minus (ii) the aggregate amount of all the Returned Liquidity Injections that have since been repaid, refunded, reimbursed or otherwise returned by SunPower to Total or its Acceptable Affiliates.

(m) “Final Completion Date” means the “Final Completion Date,” as defined in the EPC Contract, provided, that the Final Completion Date hereunder shall not occur until DOE shall have consented to HPR II’s issuance of a Final Completion Certificate (as defined in the EPC Contract) pursuant to Section 7.15(b) of the Loan Guarantee Agreement.

(n) “GAAP” means generally accepted accounting principles, consistently applied, as in effect from time to time.

(o) “Governmental Authority” means any federal, state, county, municipal, or regional authority or agency, or any other entity of a similar nature, exercising any executive, legislative, judicial, taxing, regulatory, or administrative function of government.

(p) “Governmental Judgment” means with respect to any Person, any judgment, order, decision, or decree, or any action of a similar nature, of or by a Governmental Authority having jurisdiction over such Person or any of its properties.

(q) “Indebtedness” means and includes the aggregate amount of, without duplication (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations to pay the deferred purchase price of property or services (other than accounts payable and accrued expenses incurred in the ordinary course of business determined in accordance with GAAP), (iv) all obligations with respect to capital leases, (v) all obligations created or arising under any conditional sale or other title retention agreement with respect to acquired property, (vi) all reimbursement and other payment obligations in respect of letters of credit and similar surety instruments (including construction performance bonds), contingent or otherwise, and (vii) all guaranty obligations with respect to the types of Indebtedness listed in clauses (i) through (vi) above.

(r) “Investment Company Act” means The United States Investment Company Act of 1940, as amended from time to time.

(s) “Knowledge” means (i) with respect to SunPower, the actual knowledge of any Authorized Officer of SunPower or any knowledge that should have been obtained by an Authorized Officer of SunPower after due inquiry, and (ii) with respect to Total, the actual knowledge of an Authorized Officer of Total or any knowledge that should have been obtained by such Person after due inquiry.

(t) “Law” means any federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, directives, injunctions, permits, concessions, grants, franchises, licenses and governmental restrictions, whether now or hereafter in effect.

(u) “Liquidity Injection” means any combination of debt (secured, mezzanine or otherwise), repayment or purchase of debt owed by SunPower to a third party, equity (including any cash exercise of a warrant), preferred equity, convertible debt, convertible equity, guarantees of new debt or existing debt, or any other transaction that is approved or deemed approved by DOE pursuant to Section 3(a), in each case between SunPower and Total or its Acceptable Affiliates, that increases the amount of unrestricted cash on SunPower’s balance sheet or otherwise satisfies Total’s obligations pursuant to Section 3(c) or 3(d) of this Agreement, so long as such transaction is in compliance with all limitations or restrictions on such types of transactions then applicable to SunPower.

(v) “Liquidity Injection Certificate” means a certificate, substantially in the form of Exhibit B hereto.

(w) “Liquidity Support Event” means:

(i) SunPower’s failure to deliver to DOE, within fifteen (15) Business Days after the end of each fiscal quarter of SunPower, a SunPower Quarterly Certificate from an Authorized Officer of SunPower confirming that, to the best knowledge of such Authorized Officer after due inquiry, SunPower’s Reported Liquidity as of the last Business Day of the applicable fiscal quarter was equal to at least $100 million and SunPower’s Projected Liquidity for the next fiscal quarter, determined as of the date of certification, is equal to at least $100 million; or

(ii) At any time during any fiscal quarter, SunPower’s failure to satisfy any of its financial covenants under any Applicable Indebtedness (taking into account all cure periods under the Applicable Indebtedness and any forbearance periods during which (A) SunPower and the applicable lender are diligently working to cure such default and (B) the applicable lender has not accelerated any portion of the Applicable Indebtedness or commenced proceedings to foreclose on any collateral securing such Applicable Indebtedness, in each case, as certified by SunPower to DOE, on a weekly basis, after the occurrence of such failure and expiration of any applicable cure period); or

(iii) Failure by SunPower to provide the certification required in accordance with clause (ii) above.

(x) “Maximum Support Amount” means $600 million, calculated in Dollars.

(y) “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

(z) “OFAC” means the Office of Foreign Assets Control, agency of the U.S. Department of the Treasury under the auspices of the Under Secretary of the Treasury for Terrorism and Financial Intelligence.

(aa) “Outside Termination Date” means December 31, 2015, as extended by the number of days that the PV Power Plant Substantial Completion Guaranteed Date (as defined in the EPC Contract) is extended due to a Force Majeure Event (as defined in the EPC Contract) or an Excusable Event (as defined in the EPC Contract) pursuant to the EPC Contract; provided, that such date shall not, in any case, be extended by more than 180 days due to a Force Majeure Event or 365 days due to an Excusable Event, and in any event not beyond December 31, 2016.

(bb) “Person” means and includes an individual, firm, a partnership, a corporation, company (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

(cc) “Prohibited Person” means any Person that is:

(i) named, identified, or described on the list of “Specially Designated Nationals and Blocked Persons” (Appendix A to 31 CFR chapter V) as published by OFAC at its official website, http://www.treas.gov/offices/enforcement/ofac/sdn/, or at any replacement website or other replacement official publication of such list;

(ii) named, identified or described on any other blocked persons list, designated nationals list, denied persons list, entity list, debarred party list, unverified list, sanctions list or other list of individuals or entities with whom U.S. persons may not conduct business, including lists published or maintained by OFAC, lists published or maintained by the U.S. Department of Commerce, and lists published or maintained by the U.S. Department of State;

(iii) debarred or suspended from contracting with the U.S. government or any agency or instrumentality thereof;

(iv) debarred, suspended, proposed for debarment with a final determination still pending, declared ineligible or voluntarily excluded (as such terms are defined in any of the Debarment Regulations) from contracting with any U.S. federal government department or any agency or instrumentality thereof or otherwise participating in procurement or nonprocurement transactions with any U.S. federal government department or agency pursuant to any of the Debarment Regulations;

(v) indicted, convicted or had a Governmental Judgment rendered against it for any of the offenses listed in any of the Debarment Regulations;

(vi) subject to U.S. or multilateral economic or trade sanctions in which the U.S. participates;

(vii) owned or controlled by, or acting on behalf of, any governments, corporations, entities or individuals that are subject to U.S. or multilateral economic or trade sanctions in which the U.S. participates; or

(viii) an Affiliate of a Person listed above.

(dd) “Projected Liquidity” means, as of any date of determination, the projected amount of (i) SunPower’s unrestricted cash and Cash Equivalents as of the last Business Day of the fiscal quarter in which such determination is made (after taking into account all obligations, including under Applicable Indebtedness, that are expected to come due in such fiscal quarter and any projected sales for such fiscal quarter) plus (ii) unused availability under any committed credit arrangement that will be available to SunPower to be used for general corporate purposes as of the last Business Day of the fiscal quarter in which such determination is made.

(ee) “Reported Liquidity” means, as of any date of determination, the amount of (i) SunPower’s unrestricted cash and Cash Equivalents shown on SunPower’s balance sheet (after payment of all Applicable Indebtedness that became due in the applicable quarter) plus (ii) unused availability under any committed credit arrangement that was available to SunPower to be used for general corporate purposes.

(ff) “Returned Liquidity Injections” has the meaning set forth in Section 4.

(gg) “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.

(hh) “SunPower Quarterly Certificate” means a certificate, substantially in the form of Exhibit A hereto.

(ii) “S&P” means Standard & Poor’s Rating Services, a division of the McGraw & Hill Companies, Inc.

Section 2. SunPower Covenants.

(a) Quarterly Reporting. Commencing on the date hereof and continuing until the Final Completion Date, within fifteen (15) Business Days after the end of each fiscal quarter of SunPower, starting from the fiscal quarter ending on March 31, 2012, SunPower shall deliver to each of DOE and Total a duly completed SunPower Quarterly Certificate, signed by an Authorized Officer of SunPower, setting forth to the best knowledge of such Authorized Officer after due inquiry (i) SunPower’s Reported Liquidity as of the last Business Day of the immediately preceding fiscal quarter and (ii) SunPower’s Projected Liquidity determined as of the date of such certificate.

(b) Notice of Breach. Promptly upon obtaining Knowledge thereof, SunPower shall deliver notice to each of DOE and Total of any failure by SunPower to meet any of its financial covenants under any Applicable Indebtedness (taking into account all cure periods under the Applicable Indebtedness). Thereafter, if applicable, SunPower shall deliver weekly notices to each of DOE and Total, each substantially in the form of Exhibit C hereto, during any forbearance period during which (i) SunPower and the applicable lender are diligently working to cure such default and (ii) the applicable lender has not accelerated any portion of the Applicable Indebtedness or commenced proceedings to foreclose on any collateral securing such Applicable Indebtedness.

Section 3. Liquidity Support.

(a) No Conditions Precedent; Form of Liquidity Injections. There shall be no conditions precedent to this Agreement or to Total’s obligation to provide Liquidity Injections when required pursuant to clauses (c) and (d) of this Section 3, except those stated in clause (b) hereof, which may be waived in DOE’s sole discretion. Liquidity Injections will be in the form(s) contemplated by the definition thereof; provided, that if Total wishes to provide a Liquidity Injection in a form other than as set forth in such definition (an “Alternative Form”), Total will provide a commercially reasonable written description of such proposed Alternative Form to DOE during the five (5) Business Day period described in Section 3(c) or (d), as applicable, and DOE will have three (3) Business Days after receipt of such description during which it may notify Total in writing of its rejection (for commercially reasonable reasons) of such proposed Alternative Form. For the avoidance of doubt, if DOE fails to notify Total of its rejection of the proposed Alternative Form within such three (3) Business Day period, DOE will be deemed to have accepted such Alternative Form and Total may utilize the Alternative Form to fulfill its obligations under this Agreement just as if such Alternative Form was specifically referenced in the definition of Liquidity Injection. If DOE rejects a proposed Alternative Form within three (3) Business Days as set forth above, Total will not use such Alternative Form, and will instead use any form contemplated by the definition of “Liquidity Injection”. If Total notifies DOE of a proposed Alternative Form during the five (5) Business Day period described in Section 3(c) or (d), as applicable, then the date by which Total or an Acceptable Affiliate must provide a Liquidity Injection (whether in a form described in the definition of Liquidity Injection or in an Alternative Form accepted or deemed to have been accepted by DOE) will be extended by the lesser of (a) the time within which DOE notifies Total of such acceptance or rejection and (b) three (3) Business Days.

(b) Opinions. Each of Total and SunPower shall have provided an opinion from a law firm, reasonably acceptable to DOE, in a form reasonably acceptable to DOE, with respect to due authorization, due delivery, due execution and enforceability of this Agreement.

(c) Quarterly Liquidity Shortfalls. Within five (5) Business Days after the occurrence of a Liquidity Support Event described in clause (i) of the definition thereof (subject to extension of such period pursuant to the last sentence of Section 3(a)), Total shall make, or cause to be made through one or more of its Acceptable Affiliates, a Liquidity Injection into SunPower in such form as Total may choose in its sole discretion, and in an amount needed to cause both SunPower’s Reported Liquidity and SunPower’s Projected Liquidity to be equal to the amount of at least $100 million.

(d) Covenant Defaults. Within five (5) Business Days after obtaining Knowledge of the occurrence of a Liquidity Support Event described in clause (ii) of the definition thereof (subject to extension of such period pursuant to the last sentence of Section 3(a)), Total shall make, or cause to be made through one or more of its Acceptable Affiliates, a Liquidity Injection into SunPower in such form as Total may choose in its sole discretion, and in such amount as is necessary to enable SunPower to cure such breach and satisfy the applicable financial covenant after giving effect to, and as of the date of, such Liquidity Injection.

(e) Cap on Liquidity Support. Notwithstanding anything herein to the contrary, in no event shall Total be required to provide, or cause any of its Acceptable Affiliates to provide, any amount of Liquidity Injections that would cause the Drawn Support Amount to exceed the Maximum Support Amount.

(f) Evidence of Liquidity Injections. Promptly upon providing a Liquidity Injection pursuant to Section 3(c) or 3(d) of this Agreement, Total shall provide to DOE a Liquidity Injection Certificate, which shall (i) set forth (A) the identity of the Person providing the Liquidity Injection, and (B) a description of each Liquidity Support Event and the amount and form of the Liquidity Injection intended to cure such Liquidity Support Event, (ii) certify that (A) all Liquidity Support Events have been cured, after giving effect to, and determined as of the date of, such Liquidity Injection, (B) the Drawn Support Amount after giving effect to such Liquidity Injection and the Available Support Amount, (C) any agreements relating to the Liquidity Injection are in compliance with all limitations or restrictions on such types of transactions then applicable to SunPower, and (D) in the event that the Person providing the Liquidity Injection is not Total, (x) such Person is an Acceptable Affiliate and (y) Total has the power and authority to cause such Person to comply with all restrictions imposed on Acceptable Affiliates hereunder, and (iii) attach a statement of an Authorized Officer of SunPower confirming the amount of such Liquidity Injection and that such Liquidity Injection has cured the applicable Liquidity Support Event (subject to the restriction contained in Section 3(e)). If such Liquidity Injection is in the form of a guaranty of Indebtedness, such Liquidity Injection Certificate shall also attach a copy of the guaranty.

(g) Preemptive Cure Right. Total shall have the option, but not the obligation, at any time to provide, or to cause an Acceptable Affiliate to provide, Liquidity Injections into SunPower in order to prevent the occurrence of a Liquidity Support Event, to improve the liquidity of SunPower or for any other reason (for example, by replacing third-party debt with debt provided by Total or its Acceptable Affiliates, curing potential or actual defaults or making equity or quasi-equity investments in SunPower or exercising any warrant to purchase equity of SunPower), and, upon Total’s delivery to DOE of a Liquidity Injection Certificate describing the applicable Liquidity Injection, the amount of such Liquidity Injections will be included in calculations of Reported Liquidity, Projected Liquidity and the Drawn Support Amount, as applicable.

(h) Effect of Liquidity Support Arrangements. In consideration of Total entering into this Agreement, DOE acknowledges and agrees that: (i) no Material Adverse Effect under the Loan Guarantee Agreement or breach of the “financial condition” representation made by the Contractor in Section 4.1.10 of the EPC Contract has occurred prior to the date hereof, and (ii) for so long as (A) this Agreement remains in effect and (B) Total is in compliance with its obligations hereunder, DOE will not claim (x) the occurrence of a Material Adverse Effect under the Loan Guarantee Agreement pursuant to clause (ii) or (iii) of the definition of Material Adverse Effect (as in effect on the date hereof in the Loan Guarantee Agreement, or pursuant to corresponding or similar provisions of such definition if such definition is amended after the date of this Agreement) solely on the basis of the financial condition or liquidity of the Contractor and/or SunPower or (y) the breach of the “financial condition” representation made by the Contractor in Section 4.1.10 of the EPC Contract (and the resulting Potential Default under the Loan Guarantee Agreement that may be caused by such breach). Notwithstanding anything herein to the contrary, nothing in this Agreement shall prevent DOE from asserting the occurrence of a Material Adverse Effect under the Loan Guarantee Agreement or breach of any other representation or warranty, in each case, (a) for any other reason or (b) on the basis of the financial condition or liquidity of the Contractor and/or SunPower, if the conditions of this Section 3(h) are not met.

Section 4. Total Covenants. Each of Total and each Acceptable Affiliate shall not exercise, and shall not permit any of its Subsidiaries to exercise, any remedies against SunPower or the Contractor under any agreement pertaining to a Liquidity Injection or any other Indebtedness due to it or an Acceptable Affiliate from SunPower or the Contractor if (a) a Liquidity Support Event has occurred and has not been cured or (b) such exercise of remedies could reasonably be expected to cause a Liquidity Support Event or cause SunPower or the Contractor to become bankrupt, insolvent, unable to pay its debts as they become due or unable to perform its obligations under the EPC Contract; provided, that at any time after the end of any fiscal quarter during which Total or any of its Acceptable Affiliates has provided a Liquidity Injection, Total or its Acceptable Affiliate, as applicable (such returned Liquidity Injections, the “Returned Liquidity Injections”), may call, and SunPower will return to Total or its Acceptable Affiliate, as applicable, part or all of the Liquidity Injection previously provided to the extent that (i) no Liquidity Support Event has occurred and has not been cured and (ii) the return of such amount to Total or its Acceptable Affiliate, as applicable, could not reasonably be expected to cause a Liquidity Support Event or cause SunPower or the Contractor to become bankrupt, insolvent, unable to pay its debts as they become due or unable to perform its obligations under the EPC Contract.

Section 5. Termination. This Agreement shall terminate following the earliest to occur of (a) the Final Completion Date, (b) the Outside Termination Date, (c) the date on which all of the Secured Obligations (as defined under the Loan Guarantee Agreement) have been indefeasibly paid in full and all commitments to extend credit under the FFB Documents (as defined under the Loan Guarantee Agreement) have been terminated, and (d) the date on which the EPC Contract has been terminated by the Contractor pursuant to the terms thereof and subject to the Direct Consent Agreement, dated September 30, 2011, between the Contractor and DOE. For the avoidance of doubt, Total shall have no obligation to provide liquidity support to SunPower pursuant to this Agreement following the expiration or termination of this Agreement and may at any time after such date require return or repayment of previously provided liquidity support.

Section 6. Specific Performance; Scope of Total Obligations; No Duty to Mitigate.

(a) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof, this Agreement shall remain in full force and effect and the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity. If SunPower or DOE institutes any action or proceeding to specifically enforce the provisions hereof against Total, Total hereby waives any claim or defense that such party has an adequate remedy at law, and Total shall not offer in any such action or proceeding the claim of defense that such remedy at law exists. In addition to the remedy of specific performance, if Total breaches this Agreement and fails to cure a Liquidity Support Event on terms and conditions set forth in this Agreement, DOE will have a claim against Total for contractual breach of this Agreement; provided, that for the avoidance of doubt, any damages would be payable to SunPower. The Parties agree that in those circumstances neither SunPower nor DOE will be obligated to prove damages hereunder and that the full amount of damages shall be equal to the amount of Liquidity Injection required to be provided by Total to SunPower in connection with the applicable Liquidity Support Event.

(b) Limitation on Liabilities of Total. Total’s aggregate liability for claims arising out of or relating to this Agreement shall in no event exceed an amount equal to the Maximum Support Amount minus the Drawn Support Amount. For the avoidance of doubt, nothing in this agreement shall make Total liable for SunPower’s obligations under the SunPower Guaranty, the Contractor’s obligations under the EPC Contract or HPR II’s obligations under the Loan Guarantee Agreement, or for any other obligations.

(c) No Duty to Mitigate. SunPower will not be required to mitigate the amount of any Liquidity Injection that Total may be required to provide to SunPower pursuant to Section 3(c) or (d) of this Agreement at any time. Upon the occurrence of a Liquidity Support Event, SunPower shall have the right to, and shall be required to, obtain the required Liquidity Injection without any further consent of Total or any Acceptable Affiliate.

Section 7. Obligations Absolute. Total agrees that its obligations hereunder to provide Liquidity Injections when required pursuant to Section 3 of this Agreement are irrevocable, absolute, independent and unconditional and shall not be affected by any event, condition or circumstance whatsoever including any event, condition or circumstance which constitutes, or might be construed to constitute, a legal or equitable defense or discharge of Total. In furtherance of the foregoing and without limiting the generality thereof, Total hereby agrees as follows:

(a) This Agreement is a primary obligation of Total.

(b) DOE may enforce this Agreement notwithstanding the existence of any dispute between DOE and the Contractor or SunPower with respect to whether the Contractor or SunPower is in default or breach of any obligation.

(c) The obligations of Total hereunder to provide Liquidity Injections when required pursuant to Section 3 of this Agreement are exclusive and independent of (i) the obligations of SunPower under SunPower’s Guaranty, or (ii) the Contractor’s obligations under the EPC Contract; and a separate action or actions may be brought and prosecuted against Total whether or not any action is brought against the Contractor or SunPower and whether or not either the Contractor or SunPower is joined in any such action or actions.

(d) Any provision by Total or an Acceptable Affiliate of a portion, but not all, of any Liquidity Injection required to be provided pursuant to Section 3 of this Agreement shall in no way limit, affect, modify or abridge Total’s liability for any remaining portion of such required Liquidity Injection, subject to Section 3(e).

Section 8. Waivers. Total hereby waives, for the benefit of DOE:

(a) any right to require DOE, as a condition to Total or an Acceptable Affiliate providing any Liquidity Injection when required pursuant to Section 3 of this Agreement, to proceed against the Contractor under the EPC Contract or SunPower under the SunPower Guaranty; and

(b)(i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and any legal or equitable discharge of Total’s or such Acceptable Affiliate’s obligations hereunder, and (ii) the benefit of any statute of limitations affecting such Total’s or such Acceptable Affiliate’s liability hereunder or the enforcement hereof.

Section 9. Waiver of Subrogation. Until the Final Completion Date, Total hereby waives and agrees that, with respect to any guaranty of Applicable Indebtedness issued by Total or an Acceptable Affiliate, neither it nor any Acceptable Affiliate shall assert or seek or be entitled to any right or remedy relating to repayment or reimbursement that Total or such Acceptable Affiliate may have against SunPower in connection with such guaranty, in each case whether such right or remedy arises in equity, under contract, by statute, under common law or otherwise and including any right of subrogation, reimbursement, contribution or indemnification that Total or such Acceptable Affiliate now has or may hereafter have against SunPower, except as otherwise permitted by Section 4. Total further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement, contribution or indemnification Total or such Acceptable Affiliate may have against SunPower shall be junior and subordinate to any rights DOE may have against SunPower.

Section 10. Representations and Warranties.

(a) SunPower Representations and Warranties. On and as of the date of this Agreement, SunPower represents and warrants to Total and to DOE that:

(i) Due Incorporation, Qualification, etc. SunPower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to conduct its business as it is presently being conducted.

(ii) Authority. The execution, delivery and performance by SunPower of this Agreement and the consummation of the transactions contemplated hereby (A) are within the corporate power and authority of SunPower and (B) have been duly authorized by all necessary corporate actions on the part of SunPower.

(iii) Enforceability. This Agreement has been duly executed and delivered by SunPower and constitutes a legal, valid and binding obligation of SunPower, enforceable against SunPower in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(iv) Approvals. Other than those already obtained, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or any other person or entity (including, without limitation, the shareholders of SunPower) is required in connection with the execution and delivery by SunPower of this Agreement or the performance and consummation by SunPower of the transactions contemplated hereby.

(v) Litigation. Except as set forth in Schedule 10(a)(v), there are no material actions, suits, proceedings or investigations pending against SunPower or its properties, nor has SunPower received notice of any threat thereof, and SunPower is not a party or, to its Knowledge, subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

(vi) SEC Reports. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), no form, report and document filed by SunPower with the SEC since February 28, 2011, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(vii) Investment Company Act. SunPower is not required to register as an “investment company” and it is not “controlled” by a company required to register as an “investment company” under the Investment Company Act.

(viii) Non-Contravention. The execution and delivery by SunPower of this Agreement and the performance and consummation of the transactions contemplated hereby do not and will not (A) violate the articles or certificate of incorporation or bylaws of SunPower, (B) violate any judgment, order, writ, decree, statute, rule or regulation applicable to SunPower, (C) violate any provision of, or result in the breach or the acceleration of, or entitle any other person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which SunPower is a party or by which it is bound, or (D) result in the creation or imposition of any lien upon any property or asset of SunPower (other than those in favor of Total that may be granted by SunPower as security for its obligations relating to any Liquidity Injection).

(b) Total Representations and Warranties. On and as of the date of this Agreement, Total represents and warrants to SunPower and to DOE that:

(i) Due Incorporation, Qualification, etc. Total is duly organized, validly existing and in good standing under the laws of the Republic of France and has requisite power and authority to conduct its business as it is presently being conducted.

(ii) Authority. The execution, delivery and performance by Total of this Agreement and the consummation of the transactions contemplated hereby (A) are within the corporate power and authority of Total and (B) have been duly authorized by all necessary corporate actions on the part of Total.

(iii) Enforceability. This Agreement has been duly executed and delivered by Total and constitutes a legal, valid and binding obligation of Total, enforceable against Total in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(iv) Approvals. Other than those already obtained, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or any other person or entity is required in connection with the execution and delivery by Total of this Agreement and the performance and consummation by Total of the transactions contemplated hereby.

(v) Litigation. There are no actions, suits, proceedings or investigations pending against Total, nor has Total received notice of any threat thereof, and Total is not a party or to its knowledge subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality, that question the validity of this Agreement, or the right of Total to enter into this Agreement, or to consummate the transactions contemplated hereby, nor is Total aware that there is any basis for any of the foregoing.

(vi) SEC Reports. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), no form, report and document filed by Total with the SEC since March 28, 2011, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(vii) Non-Contravention. The execution and delivery by Total of this Agreement and the performance and consummation of the transactions contemplated hereby do not and will not (A) violate the articles or certificate of incorporation or bylaws (or equivalent governing documents) of Total, (B) violate any judgment, order, writ, decree, statute, rule or regulation applicable to Total, (C) violate any provision of, or result in the breach or the acceleration of, or entitle any other person to accelerate (whether after the giving of notice or lapse of time or both), any mortgage, indenture, agreement, instrument or contract to which Total is a party or by which it is bound, or (D) result in the creation or imposition of any lien upon any property or asset of Total, except, in the case of each of clauses (B), (C) and (D) above , for such violations, or breaches or liens that could not reasonably be expected to (1) have a material adverse effect on (x) the business, assets, operations or financial or other condition of Total, when taken as a whole, or (y) the ability of Total to perform its obligations in accordance with the terms of this Agreement or (2) materially impede or delay Total’s performance of its obligations under this Agreement.

Section 11. Miscellaneous.

(a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon SunPower, Total or DOE under this Agreement shall be in writing and delivered by electronic mail, facsimile, hand delivery, overnight courier service or certified mail, return receipt requested, to each party at the address set forth below (or to such other address most recently provided by such party to the other party). All such notices and communications shall be effective (i) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service, (ii) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt, (iii) when delivered by hand, upon delivery, and (iv) when faxed or emailed, upon confirmation of receipt.

Total:

Total S.A.

2, place Jean Millier

La Défense 6

92400 Courbevoie

France

Attention: Olivier Devouassoux, VP Subsidiary Finance Operations

Telephone: +33 1 47 44 45 64

Facsimile: + 33 1 47 44 48 74

Email: olivier.devouassoux@total.com

With a copy to:

Total S.A.

2, place Jean Millier

La Défense 6

92400 Courbevoie

France

Attention: Christine Souchet, Subsidiary Finance Operations—Gas and Power

Telephone: +33 1 47 44 72 11

Facsimile: +33 1 47 44 47 92

Email: christine.souchet@total.com

With a copy to:

Total S.A.

2, place Jean Millier

La Défense 6

92400 Courbevoie

France

Attention: Jonathan Marsh, Vice President, Legal Director

Mergers, Acquisitions & Finance

Telephone: +33 (0) 1 47 44 74 70

Facsimile: +33 (0)1 47 44 43 05

Email: jonathan.marsh@total.com

SunPower:

SunPower Corporation 77

Rio Robles San Jose, CA 95134

Attention: Dennis Arriola, Executive Vice President and Chief Financial

Officer

Telephone: 408-240-5500

Facsimile: 408-240-5404

E-mail: dennis.arriola@sunpowercorp.com

With a copy to:

SunPower Corporation

77 Rio Robles San Jose,

CA 95134

Attention: Navneet Govil, Vice President and Treasury

Telephone: 408-457-2655

E-mail: navneet.govil@sunpowercorp.com

With a copy to:

SunPower Corporation

1414 Harbour Way South

Richmond, CA 94804

Attention: Christopher Jaap, General Counsel

Telephone: 408-240-5500

Facsimile: 408-240-5404

E-mail: christopher.jaap@sunpowercorp.com

DOE:

U.S. Department of Energy

Loan Programs Office, Loan Guarantee Program

1000 Independence Avenue, S.W.

Washington, D.C. 20585

Attn: Director, Portfolio Management

Phone: (202) 287-6142

FAX: (202) 287-5816

Email: lpo.portfolio@hq.doe.gov

Re: California Valley Solar Ranch, LGPO Loan #1229

with a copy to the same address (which copy shall not constitute notice) to:

Attn: Chinwe Binitie

Phone: (202) 287-6646

FAX: (202) 287-6949

Email: chinwe.binitie@hq.doe.gov

Re: California Valley Solar Ranch, LGPO Loan #1229

and a copy (which copy shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Attn: Harold Moore

E-mail:harold.moore@skadden.com

Phone: (212) 735-3252

FAX: (917) 777-3252

Re: California Valley Solar Ranch

(b) Nonwaiver. No failure or delay by any Party in exercising any right hereunder shall operate as a waiver of such right of such Party or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right by such Party or any other Party.

(c) Amendments and Waivers. This Agreement may not be amended or modified, nor may any of its terms be waived, except by a written instrument signed by SunPower, Total and DOE. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

(d) Assignments.

(i) Assignment by SunPower. This Agreement may not be assigned by SunPower without the prior written consent of Total and DOE, which consent may be withheld in Total’s or DOE’s sole discretion.

(ii) Assignment by Total. This Agreement may not be assigned by Total without the prior written consent of SunPower and DOE, which, with respect to DOE, may be withheld in DOE’s sole discretion and, with respect to SunPower, may not be unreasonably withheld, conditioned or delayed.

(iii) Successors and Assigns. No assignment of this Agreement shall be valid until all of the obligations of the assignor hereunder shall have been assumed by the assignee by written agreement delivered to the other Parties. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

(e) Partial Invalidity; Reinstatement. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(f) Applicable Law; Jurisdiction; Etc.

(i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(ii) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY OTHER PARTY HERETO OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(iii) WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 8(f)(ii). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(iv) Appointment of Process Agent and Service of Process. Total hereby appoints CT Corporation System, located on the date hereof at 111 Eighth Avenue, New York, New York 10011, as its agent (the “Process Agent”) to receive services of copies of the summons and complaint and any other process that may be served in any such action or proceeding in the State of New York. Total shall provide written notice to SunPower and DOE at least ten (10) days prior to any change in address of the Process Agent and, if for any reason CT Corporation System shall cease to act as a Process Agent for Total or shall cease to maintain an office in New York State, Total shall promptly designate a new agent in New York City to act on the terms and for the purposes of this Section 11(f), which Person shall be reasonably satisfactory to SunPower and DOE, and Total shall deliver to SunPower and DOE an agreement with such Process Agent evidencing its designation as such and the payment of any fees related thereto throughout the term hereof. Service of process on Total under this Agreement may be made by mailing or delivering a copy of any such process to Total in care of the Process Agent at the Process Agent’s above address, and Total hereby irrevocably authorizes and directs the Process Agent to receive such service on its behalf. As an alternative method of service, Total also irrevocably consents to the service of any and all process in any such action or proceeding by the certified mailing of copies of such process to Total at its then effective notice addresses pursuant to Section 11(a). Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(v) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED

TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11(f).

(g) Counterparts and Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The facsimile, email or other electronically delivered signatures of the parties shall be deemed to constitute original signatures, and facsimile or electronic copies hereof shall be deemed to constitute duplicate originals.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Liquidity Support Agreement to be executed as of the day and year first written above.

SUNPOWER CORPORATION

By:	/s/ Thomas H. Werner
Name: Thomas H. Werner
Title: Chief Executive Officer

TOTAL S.A.

By:	/s/ Patrick de la Chevardiere
Name: Patrick de la Chevardiere
Title: Chief Financial Officer

U.S. DEPARTMENT OF ENERGY

By:	/s/ Francis I. Nwachuku
Name: Francis I. Nwachuku
Title: Director, Portfolio Management Division

Exhibit A

Form of SunPower Quarterly Certificate

To:	Total S.A.

2, place Jean Millier

La Défense 6

92400 Courbevoie

France

Attention: Olivier Devouassoux, VP Subsidiary Finance Operations

Telephone: +33 1 47 44 45 64

Facsimile: + 33 1 47 44 48 74

Email: olivier.devouassoux@total.com

U.S. Department of Energy

Loan Programs Office, Loan Guarantee Program

1000 Independence Avenue, S.W.

Washington, D.C. 20585

Attention: Director, Portfolio Management

E-mail: lpo.portfolio@hq.doe.gov

Telephone: (202) 287-6738

Facsimile: (202) 287-5816

Date:

I,                     , an Authorized Officer of SunPower Corporation (“SunPower”), hereby deliver this report pursuant to Section 2(a) of the Liquidity Support Agreement, dated as of February 28, 2012 (the “Liquidity Support Agreement”), by and among Total S.A., SunPower and DOE, and certify as follows (capitalized terms used and not otherwise defined below have the meanings given them in the Liquidity Support Agreement):

1.	This SunPower Quarterly Certificate is being delivered to Total and DOE within fifteen (15) Business Days after the end of the fiscal quarter ended [ ], 20[ ] (the “Reported Quarter”).

2.	Attached hereto as Schedule I is a statement setting forth, to the best of my knowledge after due inquiry, the amount of (x) SunPower’s unrestricted cash and Cash Equivalents shown on SunPower’s balance sheet (after payment of all Applicable Indebtedness that has come due in the Reported Quarter) plus (y) unused availability under any committed credit arrangement that was available to SunPower to be used for general corporate purposes, as of the last Business Day of the Reported Quarter.

3.	Attached hereto as Schedule II is a statement setting forth, to the best of my knowledge after due inquiry, the projected amount as of the last Business Day of the current fiscal quarter, of (a) SunPower’s unrestricted cash and Cash Equivalents (after taking into account all obligations, including under Applicable Indebtedness, that are expected to come due in such fiscal quarter and any projected sales for such fiscal quarter) plus (b) unused availability under any committed credit arrangement that will be available to SunPower to be used for general corporate purposes.

4.	[As of the date hereof, no Liquidity Support Event has occurred that has not been cured.]

Sincerely,

[Authorized Officer]
SunPower Corporation

Schedule I to SunPower Quarterly Certificate

Reported Liquidity

Unrestricted Cash and Cash Equivalents	Unused Availability Under Committed Credit Arrangements	Total

Schedule II to SunPower Quarterly Certificate

Projected Liquidity

Unrestricted Cash and Cash Equivalents	Unused Availability Under Committed Credit Arrangements	Total

Source and date of projections: [                                         ]

Exhibit B

Form of Liquidity Injection Certificate

To:	U.S. Department of Energy

Loan Programs Office, Loan Guarantee Program

1000 Independence Avenue, S.W.

Washington, D.C. 20585

Attention: Director, Portfolio Management

E-mail: lpo.portfolio@hq.doe.gov

Telephone: (202) 287-6738

Facsimile: (202) 287-5816

Date:

I,                     , [                    ] of Total S.A. (“Total”), hereby deliver this report pursuant to Section 3[(f)][(g)] of the Liquidity Support Agreement, dated as of February 28, 2012 (the “Liquidity Support Agreement”), by and among Total, SunPower Corporation and DOE, and certify as follows (capitalized terms used and not otherwise defined below have the meanings given them in the Liquidity Support Agreement):

1.

On [                    ], 20[    ], pursuant to Section 3[(c)][(d)][(g)] of the Liquidity Support Agreement, [due to the occurrence of a Liquidity Support Event resulting from [describe Liquidity Support Event],][1] [Total][[name of Acceptable Affiliate (the “Applicable Acceptable Affiliate”], an Acceptable Affiliate of Total] made a Liquidity Injection into SunPower in an aggregate amount equal to $[            ] (the “Current Injection”).

2.	The form of the Current Injection was [description of transaction, e.g., equity, preferred equity, convertible debt, convertible equity, guarantees, etc.].

3.	The Current Injection has increased SunPower’s Reported Liquidity, as of the date hereof, to $[ ] and SunPower’s Projected Liquidity to $[ ]. [Modify as appropriate to the extent that the amount of the Current Injection has been decreased by application of the $600 million cap.]

4.	After giving effect to the Current Injection, as of the date hereof, the Drawn Support Amount is $[ ] and the Available Support Amount is $[ ].

5.	All agreements relating to the Current Injection are in compliance with all limitations or restrictions on such types of transactions applicable to SunPower.

6.

[The Applicable Acceptable Affiliate is not a Prohibited Person, and Total has the power and authority to cause the Applicable Acceptable Affiliate to comply with all restrictions imposed on Acceptable Affiliates under the Liquidity Agreement.][2]

7.	[After giving effect to, and as of the date of, the Current Injection, all Liquidity Support Events have been cured (subject to Section 3(e) of the Liquidity Support Agreement).][3]

8.

Attached hereto as Exhibit A is a statement from an Authorized Officer of SunPower confirming the amount of the Current Injection[ and that the Current Injection has cured the applicable Liquidity Support Event (subject to the proviso in Section 3(e) of the Liquidity Support Agreement).][4]

[1]	Insert for Liquidity Injections made pursuant to Sections 3(c) or 3(d).
[2]	Insert to the extent that Total is not providing the Liquidity Injection.
[3]	Insert for Liquidity Injections made pursuant to Sections 3(c) or 3(d).
[4]	Insert for Liquidity Injections made pursuant to Sections 3(c) or 3(d).

9.	[Attached hereto as Exhibit B is a copy of the guarantee pursuant to which the Liquidity Injection was effected.][5]

Sincerely,

Title:
Name:

[5]	Insert if the form of the Liquidity Injection is a Guarantee.

Exhibit A to Liquidity Injection Certificate

To:	Total S.A.

2, place Jean Millier

La Défense 6

92400 Courbevoie

France

Attention: Olivier Devouassoux, VP Subsidiary Finance Operations

Telephone: +33 1 47 44 45 64

Facsimile: + 33 1 47 44 48 74

Email: olivier.devouassoux@total.com

U.S. Department of Energy

Loan Programs Office, Loan Guarantee Program

1000 Independence Avenue, S.W.

Washington, D.C. 20585

Attention: Director, Portfolio Management

E-mail: lpo.portfolio@hq.doe.gov

Telephone: (202) 287-6738

Facsimile: (202) 287-5816

Date:

I,                     , an Authorized Officer of SunPower Corporation (“SunPower”), hereby deliver this report pursuant to Section 3(f) of the Liquidity Support Agreement, dated as of February 28, 2012 (the “Liquidity Support Agreement”), by and among Total S.A., SunPower and DOE, and certify as follows (capitalized terms used and not otherwise defined below have the meanings given them in the Liquidity Support Agreement):

1.	I have reviewed the Liquidity Injection Certificate of Total, dated [ ], 20[ ], and hereby certify that the amount of the Liquidity Injection and calculation of the Reported Liquidity and Projected Liquidity expressed therein are true and correct.

2.	As of the date hereof, no Liquidity Support Event has occurred that has not been cured.

Sincerely,

[Authorized Officer]
SunPower Corporation

Exhibit C

Form of SunPower Forbearance Certificate

To:	U.S. Department of Energy

Loan Programs Office, Loan Guarantee Program

1000 Independence Avenue, S.W.

Washington, D.C. 20585

Attention: Director, Portfolio Management

E-mail: lpo.portfolio@hq.doe.gov

Telephone: (202) 287-6738

Facsimile: (202) 287-5816

Total S.A.

2, place Jean Millier

La Défense 6

92400 Courbevoie

France

Attention: Olivier Devouassoux, VP Subsidiary Finance Operations

Telephone: +33 1 47 44 45 64

Facsimile: + 33 1 47 44 48 74

Email: olivier.devouassoux@total.com

Date:

I,             , an Authorized Officer of SunPower Corporation (“SunPower”), hereby certify to the U.S. Department of Energy (“DOE”) and Total S.A. (“Total”) pursuant to Section 2(b) of the Liquidity Support Agreement, dated as of February 28, 2012 (the “Liquidity Support Agreement”), by and among Total, SunPower and DOE, as follows (capitalized terms used and not otherwise defined below have the meanings given them in the Liquidity Support Agreement):

1.	This SunPower Forbearance Certificate is being delivered to DOE and Total in accordance with Section 2(b) of the Liquidity Support Agreement for the week ended [date].

2.	As of [date], SunPower has failed to satisfy one or more financial covenants under [describe Applicable Indebtedness] (the “Applicable Facility”).

3.	As of the date of this SunPower Forbearance Certificate, [(a) SunPower and [insert applicable lender(s) or representative thereof] are diligently working to cure such default under the Applicable Facility and (b) the applicable lender(s) has not accelerated any portion of amounts outstanding under the Applicable Facility or commenced proceedings to foreclose on any collateral securing amounts outstanding under the Applicable Facility] [or] [SunPower has cured the applicable default].

Sincerely,

[Authorized Officer]
SunPower Corporation

Schedule 10(a)(v)

Three securities class action lawsuits were filed against SunPower and certain of its current and former officers and directors in the United States District Court for the Northern District of California on behalf of a class consisting of those who acquired SunPower’s securities from April 17, 2008 through November 16, 2009. The cases were consolidated as In re SunPower Securities Litigation, Case No. CV-09-5473-RS (N.D. Cal.), and lead plaintiffs and lead counsel were appointed on March 5, 2010. Lead plaintiffs filed a consolidated complaint on May 28, 2010. The actions arise from the Audit Committee’s investigation announcement on November 16, 2009 regarding certain unsubstantiated accounting entries. The consolidated complaint alleges that the defendants made material misstatements and omissions concerning SunPower’s financial results for 2008 and 2009, seeks an unspecified amount of damages, and alleges violations of sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and sections 11 and 15 of the Securities Act of 1933. SunPower believes it has meritorious defenses to these allegations and will vigorously defend itself in these matters. The court held a hearing on the defendants’ motions to dismiss the consolidated complaint on November 4, 2010. The court dismissed the consolidated complaint with leave to amend on March 1, 2011. An amended complaint was filed on April 18, 2011. The amended complaint added two former employees as defendants. Defendants filed motions to dismiss the amended complaint on May 23, 2011. The motions to dismiss the amended complaint were heard by the court on August 11, 2011. On December 19, 2011, the court granted in part and denied in part the motions to dismiss, dismissing the claims brought pursuant to sections 11 and 15 of the Securities Act of 1933 and the claims brought against the two newly added former employees. SunPower is currently unable to determine if the resolution of these matters will have an adverse effect on SunPower’s financial position, liquidity or results of operations.

Derivative actions purporting to be brought on SunPower’s behalf have also been filed in state and federal courts against several of SunPower’s current and former officers and directors based on the same events alleged in the securities class action lawsuits described above. The California state derivative cases were consolidated as In re SunPower Corp. S’holder Derivative Litig., Lead Case No. 1-09-CV-158522 (Santa Clara Sup. Ct.), and co-lead counsel for plaintiffs have been appointed. The complaints assert state-law claims for breach of fiduciary duty, abuse of control, unjust enrichment, gross mismanagement, and waste of corporate assets. Plaintiffs are scheduled to file a consolidated complaint on March 5, 2012. The federal derivative complaints were consolidated as In re SunPower Corp. S’holder Derivative Litig., Master File No. CV-09-05731-RS (N.D. Cal.), and lead plaintiffs and co-lead counsel were appointed on January 4, 2010. The federal complaints assert state-law claims for breach of fiduciary duty, waste of corporate assets, and unjust enrichment, and seek an unspecified amount of damages. Plaintiffs filed a consolidated complaint on May 13, 2011, in the Delaware Court of Chancery. A Delaware state derivative case, Brenner v. Albrecht, et al., C.A. No. 6514-VCP (Del Ch.), was filed on May 23, 2011. The complaint asserts state-law claims for breach of fiduciary duty and contribution and indemnification, and seeks an unspecified amount of damages. SunPower intends to oppose all the derivative plaintiffs’ efforts to pursue this litigation on SunPower’s behalf. Defendants moved to stay or dismiss the Delaware derivative action on July 5, 2011. The motion to stay was heard by the court on October 27, 2011, and on January 27, 2012 the court granted SunPower’s motion and stayed the case indefinitely subject to plaintiff seeking to lift the stay under specified conditions. SunPower is currently unable to determine if the resolution of these matters will have an adverse effect on SunPower’s financial position, liquidity or results of operations.

SunPower is also a party to various other litigation matters and claims that arise from time to time in the ordinary course of our business. While SunPower believes that the ultimate outcome of such matters will not have a material adverse effect on it, their outcomes are not determinable and negative outcomes may adversely affect its financial position, liquidity or results of operations.

ANNEX B

THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (III) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

SUNPOWER CORPORATION

WARRANT

TO PURCHASE COMMON STOCK

Certificate Number: T-1	Dated: February 28, 2012

For value received, Total Gas & Power USA, SAS, a société par actions simplifiée organized under the laws of the Republic of France (the “Investor” and, together with any transferee of the Warrant in accordance with the terms of this Warrant, the “Holder”), is entitled to purchase from SunPower Corporation, a Delaware corporation (together with its successors and assigns, the “Company”), at any time and from time to time after the date set forth above, subject to the conditions set forth in Sections 1.2(f) and 1.2(g), and prior to 5:00 p.m., New York time, on the Expiration Date (as defined below), at the purchase price of $7.8685 per share (as such price may be adjusted pursuant to Section 2, the “Exercise Price”) an aggregate of 9,531,677 fully-paid and nonassessable shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) (as such shares may be adjusted pursuant to Section 2, the “Warrant Shares”).

This Warrant (this “Warrant”) is being initially issued to the Investor pursuant to a Private Placement Agreement dated February 28, 2012 (the “Purchase Agreement”) by and between the Company and the Investor, together with a related Terms Agreement, as each may be amended, restated, modified or supplemented from time to time.

Section 1. Term and Exercise of Warrant.

1.1 Term of Warrant. The Holder shall have the right, subject to the conditions set forth in Sections 1.2(f) and 1.2(g), at any time before 5:00 p.m., New York time, on the seventh anniversary of the date hereof, or, if such date is not a Business Day (as defined below), the next Business Day (the “Expiration Date”) to exercise this Warrant in accordance with the terms of this Warrant.

1.2 Exercise of Warrant.

(a) Cash Exercise. Subject to Sections 1.2(f) and 1.2(g), this Warrant may be exercised at any time prior to the Close of Business on the Expiration Date (or if the Expiration Date is not a Business Day, the next Business Day) and from time to time, in whole or in part, upon surrender to the Company, together with the duly completed and signed form of notice of exercise (designating thereon the Holder’s election to cash exercise (“Cash Exercise”)) in the form attached (the “Notice of Exercise”), and payment to the Company of the Exercise Price in effect on the date of such exercise for the number of Warrant Shares in respect of which this Warrant is then being exercised; provided, that the Holder may not elect to Cash Exercise this Warrant unless there is available an effective registration statement to cover such transaction or such Holder checks the box on the Notice of Exercise thereby representing to the Private Placement Representations (as defined in the Notice of Exercise). Payment of the aggregate Exercise Price upon exercise pursuant to this Section 1.2(a) shall be made by delivery of a check to the principal executive offices of the Company as provided in Section 7 or, at the Holder’s discretion, by wire transfer of immediately available funds in accordance with written wire transfer instructions to be provided by the Company at the Holder’s request.

(b) Net-Issue Exercise. Subject to Sections 1.2(f) and 1.2(g), in lieu of exercising this Warrant on a cash basis pursuant to Section 1.2(a), the Holder may elect to exercise this Warrant at any time prior to the Expiration Date and from time to time, in whole or in part, on a net-issue basis by electing to receive the number of Warrant Shares which are equal in value to the value of this Warrant (or any portion thereof to be canceled in connection with such Net-Issue Exercise) at the time of any such Net-Issue Exercise, by surrender of this Warrant, together with the duly completed and signed Notice of Exercise (designating the Holder’s election to Net-Issue Exercise (“Net-Issue Exercise”)), to the Company at the principal executive offices of the Company as provided in Section 7. The Notice of Exercise shall be properly marked to indicate (A) the number of Warrant Shares to be delivered to the Holder in connection with such Net-Issue Exercise, (B) the number of Warrant Shares in respect of which this Warrant is being surrendered in payment of the aggregate Exercise Price for the Warrant Shares to be delivered to the Holder in connection with such Net-Issue Exercise, calculated as of the Determination Date (as defined below) and (C) the number of Warrant Shares which remain subject to this Warrant after such Net-Issue Exercise, if any (each as determined in accordance with this Section 1.2(b)). In the event that the Holder elects to exercise this Warrant in whole or in part on a net-issue basis pursuant to this Section 1.2(b), the Company will issue to the Holder the number of Warrant Shares determined in accordance with the following formula:

X = [Y x (A-B)] / A

where:

•	“X” is the number of Warrant Shares to be issued to the Holder in connection with such Net-Issue Exercise;

•	“Y” is the number of Warrant Shares to be exercised, up to the number of Warrant Shares subject to this Warrant;

•	“A” is the Closing Sale Price (as defined below) as of the Determination Date (as defined below) of one share of Common Stock; and

•	“B” is the Exercise Price in effect as of the date of such Net-Issue Exercise (as adjusted pursuant to Section 2).

The “Determination Date” will be the date the Notice of Exercise is given to the Company (determined in accordance with Section 7), or if such date is not a Trading Day, the next succeeding Trading Day.

(c) Fractional Interests. No fractional shares of Common Stock will be issued upon the exercise of this Warrant, but in lieu thereof the Company shall pay therefor in cash an amount equal to the product obtained by multiplying the Closing Sale Price of one share of Common Stock on the Trading Day immediately preceding the date of exercise of the Warrant times such fraction (rounded to the nearest cent).

(d) Deemed Issuance. Subject to 1.2(c), upon such surrender of the Warrant, delivery of the Notice of Exercise and, in the case of a Cash Exercise pursuant to Section 1.2(a), payment of the Exercise Price, the Company will with all reasonable dispatch (and in no event more than three Business Days from delivery of the Notice of Exercise), in the sole discretion of the Holder and as reflected on the Notice of Exercise, either (i) issue and cause to be delivered a certificate or certificates to and in the name of the Holder, or in the name of such other Person as designated by the Holder, or (ii) establish an electronic book entry at the Transfer Agent in a segregated account established by the Transfer Agent for the Holder’s benefit and registered in the name of Holder, or in the name of such other Person as designated by the Holder, in either case of (i) or (ii), for the number of full shares of Common Stock so purchased upon the exercise of this Warrant, together with a check or cash in respect of any fraction of a share of Common Stock otherwise deliverable upon such exercise, as

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provided in Section 1.2(c). Such certificate or certificates shall be deemed to have been issued, or such electronic book entry shall be deemed to have been established, and the Person in whose name any such certificates will be issuable, or in whose name the electronic book entry has been registered, upon exercise of this Warrant (as indicated in the applicable Notice of Exercise) will be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of this Warrant and, in the case of a Cash Exercise pursuant to Section 1.2(a), payment of the Exercise Price.

(e) Warrant Exercisable in Whole or in Part. The rights of purchase represented by this Warrant shall be exercisable, at the election of the Holder, either in full or from time to time in part. If this Warrant is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the Expiration Date, a new Warrant of like tenor exercisable for the remaining Warrant Shares may be issued and delivered to the Holder by the Company. This Warrant or any part thereof surrendered in the exercise of the rights thereby evidenced shall thereupon be cancelled by the Company and retired.

(f) Stockholder Approval Condition to Exercise Warrant. The Warrant shall not be exercisable by Holder prior to the date the Company obtains stockholder approval (“Stockholder Approval”) with respect to the issuance of Warrant Shares upon exercise of the Warrant in the manner set forth in the Compensation and Funding Agreement, dated February 28, 2012, between the Company and the Investor.

(g) Holder’s Exercise Limitations. So long as the Company has at least $25 million aggregate principal amount of Convertible Notes outstanding, the Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise as set forth on the Notice of Exercise, the Holder would, directly or indirectly, including through one or more wholly-owned subsidiaries, become the “beneficial owner” (as these terms are defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), of more than 74.99% of the voting power of the Company’s capital stock that is at the time entitled to vote by the holder thereof in the election of the Board of Directors (or comparable body). Upon request by Holder, the Company shall obtain a written statement from its Transfer Agent setting forth the number of shares of Common Stock outstanding.

(h) Listing and Reservation Covenants. On and after the date of such Stockholder Approval, the Company shall (i) cause the Warrant Shares to be approved for listing on the NASDAQ Global Select Market or such other securities exchange or market as the Common Stock is listed from time to time, subject to official notice of issuance and (ii) for as long as this Warrant remains outstanding, at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or shares of Common Stock held in treasury by the Company, for the purpose of effecting the exercise of this Warrant, the number of Warrant Shares then issuable upon the exercise hereof (after giving effect to all anti-dilution adjustments provided for herein). All Warrant Shares delivered upon exercise of this Warrant shall be newly issued shares or shares held in treasury by the Company, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim (except for liens or adverse claims arising from the action or inaction of Holder).

Section 2. Adjustment of Exercise Price and Warrant Shares.

The Exercise Price and the number of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as set forth below.

2.1 Adjustment for Change in Capital Stock. If, after the Issue Date of the Warrant, the Company:

(a) pays a dividend or makes a distribution payable exclusively in shares of Common Stock on all or substantially all shares of the Company’s Common Stock;

(b) subdivides the outstanding shares of Common Stock into a greater number of shares; or

(c) combines the outstanding shares of Common Stock into a smaller number of shares;

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then the Exercise Price will be decreased (or increased with respect to an event in clause (c)) based on the following formula:

R’=	R×	OS’

OS

where,

R’ =	the Exercise Price in effect immediately after the Open of Business on the record date for such dividend or distribution, or immediately after the Open of Business on the effective date of such subdivision or combination, as the case may be;

R =	the Exercise Price in effect immediately prior to the Open of Business on the record date for such dividend or distribution, or immediately prior to the Open of Business on the effective date of such subdivision or combination, as the case may be;

OS’ =	the number of shares of Common Stock outstanding immediately prior to the Open of Business on the record date for such dividend or distribution, or immediately prior to the Open of Business on the effective date of such subdivision or combination, as the case may be; and

OS =	the number of shares of Common Stock outstanding immediately after the Open of Business on the record date for such dividend or distribution, or immediately after the Open of Business on the effective date of such subdivision or combination, as the case may be.

Such adjustment shall become effective immediately after the Open of Business on the record date for such dividend or distribution, or the effective date for such subdivision or combination, as the case may be. If any dividend or distribution of the type described in this Section 2.1 is declared but not so paid or made, or the outstanding shares of Common Stock are not split or combined, as the case may be, the Exercise Price shall be immediately readjusted, effective as of the date the Company’s board of directors or a duly appointed committee thereof (the “Board of Directors”) determines not to pay such dividend or distribution, or split or combine the outstanding shares of Common Stock, as the case may be, to the Exercise Price that would then be in effect if such dividend, distribution, share split or share combination had not been declared or announced.

2.2 Adjustment for Rights Issue. If, after the Issue Date of the Warrant, the Company distributes any rights, options or warrants (other than pursuant to a Shareholders’ Rights Plan (defined below)) to all or substantially all holders of the Company’s Common Stock entitling them to purchase (for a period not more than 45 days from the record date for such distribution) shares of Common Stock at a price per share less than the average of the Closing Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including the Trading Day immediately preceding the record date for such distribution, the Exercise Price shall be decreased in accordance with the formula:

		O+	(	N×P	)

R’=	R×			M

(O+N)

where:

R’ =	the Exercise Price in effect immediately after the Open of Business on the record date for such distribution;

R =	the Exercise Price in effect immediately prior to the Open of Business on the record date for such distribution;

O =	the number of shares of Common Stock outstanding immediately prior to the Open of Business on the record date for such distribution;

N =	the number of additional shares of Common Stock issuable pursuant to such rights, options or warrants;

P =	the per-share offering price payable to exercise such rights, options or warrants for the additional shares plus the per-share consideration (if any) the Company receives for such rights, options or warrants; and

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M =	the average of the Closing Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the record date with respect to the distribution.

Such adjustment shall be successively made whenever any such rights, options or warrants are distributed and shall become effective immediately after the Open of Business on the record date for such distribution. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Exercise Price shall be increased to the Exercise Price that would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Exercise Price shall be increased promptly to be the Exercise Price that would then be in effect if such record date for such distribution had not been fixed.

For purposes of this Section 2.2, in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase Common Stock at less than the average of the Closing Sale Prices of Common Stock for each Trading Day in the applicable 10 consecutive Trading Day period, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

2.3 Adjustment for Other Distributions. If, after the Issue Date of the Warrant, the Company distributes to all or substantially all holders of its Common Stock any of its debt or other assets or property (including cash, rights, options or warrants to acquire capital stock of the Company or other securities, but excluding (a) dividends or distributions (including subdivisions) referred to in Section 2.1 and distributions of rights, warrants or options referred to in Section 2.2, (b) rights issued to all holders of Common Stock pursuant to a Shareholders’ Rights Plan, where such rights are not presently exercisable, continue to trade with Common Stock and holders will receive such rights together with Common Stock upon exercise of the Warrant), (c) dividends or other distributions paid exclusively in cash (to which Section 2.4 shall apply) and (d) any Spin-off to which the provisions set forth below in this Section 2.3 shall apply) (“Distributed Property”), the Exercise Price shall be decreased, in accordance with the formula:

R’=	R×	M-F
M

where:

R’ =	the Exercise Price in effect immediately after the Open of Business on the record date for such distribution;

R =	the Exercise Price in effect immediately prior to the Open of Business on the record date for such distribution;

M =	the average of the Closing Sale Prices of Common Stock for the 10 consecutive Trading Day period ending on, and including, the record date for such distribution; and

F =	the fair market value, as determined by the Board of Directors, of the portion of the Distributed Property to be distributed in respect of each share of Common Stock immediately as of the Open of Business on the record date for such distribution.

Such adjustment shall become effective immediately prior to the Open of Business on the record date for such distribution. Notwithstanding the foregoing, if “F” as set forth above is equal to or greater than “M” as set forth above, in lieu of the foregoing adjustment, the Holder shall receive, at the same time and up on the same terms as holders of Common Stock, the amount and kind of Distributed Property the Holder would have received had the Holder owned a number of shares of Common Stock issued upon such exercise immediately prior to the record date for such distribution. If such distribution is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such dividend or distribution had not been

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declared. If the Board of Directors or a committee thereof determines “F” for purposes of this Section 2.3 by reference to the actual or when issued trading market for any Common Stock, it must in doing so consider the prices in such market over the same period used in computing the Closing Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the record date for such distribution.

With respect to an adjustment pursuant to this Section 2.3 where there has been a payment of a dividend or other distribution on the Common Stock in shares of capital stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit, where such capital stock or similar equity interest is listed or quoted (or will be listed or quoted upon consummation of the Spin-off) on a national securities exchange or reasonably comparable non-U.S. equivalent, which is referred to herein as a “Spin-off,” the Exercise Price will be decreased based on the following formula:

R’=	R×	MP

F+MP

R’ =	the Exercise Price in effect immediately after the end of the Valuation Period (as defined below);

R =	the Exercise Price in effect immediately prior to the end of the Valuation Period;

F =	the average of the Closing Sale Prices of the capital stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock over the first 10 consecutive Trading Day period immediately following, and including, the effective date for the Spin-off (such period, the “Valuation Period”); and

MP =	the average of the Closing Sale Prices of the Common Stock over the Valuation Period.

The adjustment to the Exercise Price under the preceding paragraph of this Section 2.3 will be made immediately after the Close of Business on the last day of the Valuation Period, but will be given effect as of the Open of Business on the effective date for the Spin-off. For purposes of determining the Exercise Price in respect of any exercise during the 10 Trading Days commencing on the effective date for any Spin-off, references within the portion of this Section 2.3 related to “Spin-offs” to 10 consecutive Trading Days shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the effective date for such Spin-off to, but excluding, the relevant Determination Date.

For purposes of this Section 2.3, in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Stock at less than the average of the Closing Sale Prices of the Common Stock for each Trading Day in the applicable 10 consecutive Trading Day period, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

If, prior to a Determination Date, a record date for a Spin-off has been set but the relevant dividend or distribution has not yet resulted in an adjustment to the Exercise Price and an exercising Holder is not entitled to participate in the dividend or distribution with respect to the shares of Common Stock the Holder receives upon exercise (whether because the Holder was not a holder of such shares of Common Stock on the effective date for such dividend or distribution or otherwise), then as promptly as practicable following the Determination Date, the Company will deliver to the Holder a number of additional shares of Common Stock that reflects the increase to the number of Warrant Shares deliverable as a result of the Spin-off.

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2.4 Adjustment for Cash Distributions. If, after the Issue Date of the Warrant, the Company makes a distribution to all or substantially all holders of its Common Stock consisting exclusively of cash, the Exercise Price shall be adjusted in accordance with the formula:

R’=	R×	SP-C

SP

R’ =	the Exercise Price in effect immediately after the Open of Business on the record date for such distribution;

R =	the Exercise Price in effect immediately prior to the Open of Business on the record date for such distribution;

SP =	the average of the Closing Sale Prices of Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the record date for such distribution; and

C =	the amount in cash per share the Company distributes to holders of Common Stock.

The adjustment shall become effective immediately after the Open of Business on the record date with respect to the distribution.

Notwithstanding the foregoing, if “C” as set forth above is equal to or greater than “SP” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that the Holder shall have the right to receive on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, the amount of cash the Holder would have received had the Holder owned a number of shares exercisable from the Exercise Price on the record date for such distribution. If such dividend or distribution is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such dividend or distribution had not been declared.

2.5 Adjustment for Company Tender Offer. If, after the Issue Date of the Warrant, the Company or any Subsidiary makes a payment to holders of the shares of Common Stock in respect of a tender or exchange offer, other than an odd-lot offer, by the Company or any of its Subsidiaries for shares of Common Stock, to the extent that the cash and value of any other consideration included in the payment per share of Common Stock exceeds the average of the Closing Sale Prices over the 10 consecutive Trading Day period commencing on, and including the Trading Day immediately following the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Date”), the Exercise Price shall be decreased based on the following formula:

R’=	R×	OS×SP

F+(SP×OS’)

R’ =	the Exercise Price in effect immediately after the Open of Business on the Trading Day immediately following the Expiration Date;

R =	the Exercise Price in effect immediately prior to the Open of Business on the Trading Day immediately following the Expiration Date;

F =	the aggregate fair market value, as determined by the Board of Directors, of all cash and other consideration payable in such tender or exchange offer for shares purchased in such tender or exchange offer, such value to be measured as of the expiration time of the tender or exchange offer (the “Expiration Time”);

OS =	the number of shares of Common Stock outstanding immediately prior to the Expiration Time (prior to giving effect to such tender offer or exchange offer);

OS’ =	the number of shares of Common Stock outstanding immediately after the Expiration Time (after giving effect to such tender offer or exchange offer); and

SP =	the average of the Closing Sale Prices of Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day immediately following the Expiration Date.

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The adjustment to the Exercise Price under this Section 2.5 will be made immediately after the Open of Business on the 11th Trading Day following the Expiration Date but will be given effect at the Open of Business on the Trading Day following the Expiration Date. For purposes of determining the Exercise Price, in respect of any exercise during the 10 Trading Days commencing on the Trading Day immediately following the Expiration Date, references within this Section 2.5 to 10 Trading Days shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day following the Expiration Time to, but excluding, the relevant Determination Date.

2.6 When No Adjustment Required. No adjustment need be made as a result of:

(a) the issuance of the rights pursuant to the Company’s adoption of a stockholders rights plan that provides that each share of Common Stock issued upon exercise of the Warrant at any time prior to the distribution of separate certificates representing rights will be entitled to receive the right (a “Stockholder Rights Plan”);

(b) the distribution of separate certificates representing the rights under a Stockholder Rights Plan;

(c) the exercise or redemption of the rights in accordance with any rights agreement under a Stockholder Rights Plan;

(d) the termination or invalidation of the rights under a Stockholder Rights Plan;

(e) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Stock under any plan;

(f) upon the issuance of any shares of Common Stock or options or rights to purchase or be issued those shares pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries;

(g) ordinary course of business stock repurchases, including structured or derivative transactions pursuant to a stock repurchase program approved by the Board of Directors (but, for the avoidance of doubt, excluding transactions described in Section 2.5);

(h) upon the issuance of any shares of Common Stock or any securities convertible into, or exchangeable for shares of Common Stock, or the right to purchase shares of Common Stock or such convertible or exchangeable securities other than as described in Sections 2.2 or 2.3; or

(i) for a change in the par value of Common Stock.

If any event described in Section 2.6 (a) through (d) occurs, the Holder will receive the rights upon exercise, unless, prior to any exercise, the rights have separated from the Common Stock. If the rights have separated, the Exercise Price will be decreased at the time of separation as provided by Section 2.2 or 2.3, as applicable, subject to readjustment in the event of expiration, termination or redemption of such rights.

Notwithstanding the foregoing, no adjustment need be made to the Exercise Price pursuant to Section 2.1, 2.2, 2.3, 2.4 or 2.5 if the Holder is entitled to participate (as a result of holding this Warrant, and at substantially the same time as Common Stock holders participate), subject to notice of such entitlement to the Holder, in the transaction that would otherwise trigger the applicable adjustment, as if the Holder held a number of shares of Common Stock issuable upon exercise of this Warrant. No adjustment need be made if the Common Stock to be issued upon exercise will actually receive the consideration provided in, or be subject to, the transaction that would otherwise trigger the adjustment.

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2.7 Effect of Reclassification, Consolidation, Merger or Sale.

(a) Upon the occurrence of (i) any reclassification of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a split, subdivision or combination covered by Section 2.1), (ii) any consolidation, merger, sale of all or substantially all of the Company’s assets (other than a sale of all or substantially all of the assets of the Company in a transaction in which the holders of Common Stock immediately prior to such transaction do not receive securities, cash or other assets of the Company or any other Person), or (iii) a binding share exchange which reclassifies or changes the outstanding shares of Common Stock, in each case as a result of which the holders of Common Stock shall be entitled to receive cash, securities or other property or assets with respect to or in exchange for such Common Stock (any such event, a “Merger Event”), then at the effective time of the Merger Event, the right to exercise this Warrant will be changed into a right to exercise this Warrant into the type and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such Merger Event would have owned or been entitled to receive (the “Reference Property”) upon such Merger Event. If the Merger event causes the Common Stock to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election), the Reference Property to be received upon exercise will be deemed to be the weighted average of the types and amounts of Reference Property to be received by the holders of Common Stock that affirmatively make such election).

(b) If the Company consummates a Merger Event, the Company shall promptly provide notice to the Holder briefly describing the Merger Event and stating the type or amount of cash, securities, property or other assets that will comprise the Reference Property after any such Merger Event and any adjustment to be made with respect thereto.

(c) The above provisions of this Section shall similarly apply to successive Merger Events.

2.8 Simultaneous Adjustments. In the event that this Section 2 requires simultaneous adjustments to the Exercise Price under more than one of Sections 2.1, 2.2, 2.3 or 2.4 of this warrant then the Board of Directors of the Company shall make such adjustments to the Exercise Price in good faith and in a commercially reasonable manner.

2.9 Successive Adjustments. After an adjustment to the Exercise Price under this Section 2, any subsequent event requiring an adjustment under this Section 2 shall cause an adjustment to the Exercise Price as so adjusted.

2.10 Limitation on Adjustments. The Company shall not take any action that would result in an adjustment pursuant to the foregoing provisions in this Section 2 if that adjustment would reduce the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Warrant. In no event will the Exercise Price be increased other than as a result of a transaction described in Section 2.1(c).

2.11 Adjustment of Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to this Section 2, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

N’=N×(E/E’)

where:

N’ =	the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

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N =	the number of Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

E’ =	the adjusted Exercise Price.

E =	the Exercise Price prior to adjustment.

2.12 No Avoidance. If the Company shall enter into any transaction for the purpose of avoiding the provisions of this Section 2, the benefits provided by such provisions shall nevertheless apply and be preserved.

2.13 Notices.

(a) Promptly after any adjustment of the Exercise Price or the number of Warrant Shares issuable hereunder, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail the calculation of such adjustment.

(b) The Company shall give written notice to the Holder at least five (5) Business Days prior to the date on which the Company (I) closes its books or takes a record (a) with respect to any dividend or distribution on the Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock, (c) with respect to any pro rata redemption or similar offer to holders of the Common Stock or (d) for determining rights to vote with respect to any Merger Event, dissolution or liquidation or (II) enters into any transaction that will result in an adjustment of the Exercise Price or the number of Warrant Shares issuable hereunder.

Section 3. Restriction on Transfer of Warrant and Warrant Shares.

(a) On or after the Issue Date, the Holder may transfer this Warrant or the Warrant Shares to any Person:

(i) pursuant to a registration statement that is, at the time of such transfer, effective under the Securities Act;

(ii) pursuant to Rule 144 promulgated under the Securities Act; or

(iii) in a transaction otherwise exempt from the registration requirements of the Securities Act (subject to the requirements of such exemption).

(b) Notwithstanding the foregoing, the following terms and conditions will apply to each transfer provided for in Section 3(a):

(i) in the case of a transfer pursuant to Section 3(a)(ii) or (iii), as a condition precedent to such transfer, unless otherwise agreed by the Company in writing, the transferor must deliver an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws; and

(ii) no Holder that is subject to the Company’s then-applicable insider trading policy may transfer any of the Warrants or any Warrant Shares except to the extent permitted under such trading policy.

(c) By its acceptance of this Warrant, each Holder (i) shall be deemed to have acknowledged and agreed to the restrictions on transfer described in this Section, and to have acknowledged that the Company will rely upon the truth and accuracy of such acknowledgement and agreement and (ii) agrees to the imprinting of the following legend on any certificate or book-entry evidencing this Warrant and the Warrant Shares:

THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE

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TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (III) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

(d) Except as provided in Section 3(a) and (b) above, this Warrant, the rights represented hereby and the Warrant Shares may not be transferred in whole or in part by the Holder. In order to effect any transfer or partial transfer of this Warrant, the Holder shall deliver this Warrant to the Company with the notice of transfer in the form attached (the “Notice of Transfer”) completed and duly executed. Upon receipt of Notice of Transfer and the opinion of counsel required by this Section, if any, the Company shall promptly (i) issue to the transferee a new Warrant for the number of Warrant Shares assigned by the Holder, and (ii) to the extent the transfer contemplated by the Notice of Transfer is not for the entire number of Warrant Shares represented by this Warrant, issue to the Holder a replacement Warrant representing the balance of such Warrant.

(e) The Company shall not be required to register any transfer of the Warrants or the Warrant Shares in violation of this Section or applicable securities laws. The Company may, and may instruct any transfer or warrant agent for the Company to, place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section and applicable securities laws.

Section 4. Taxes. The issuance of certificates for Warrant Shares or the establishment of an electronic book entry upon the exercise of the rights represented by this Warrant will be made without charge to the Holder for any issuance tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate or establishment of an electronic book entry in a name other than that of the Holder.

Section 5. Mutilated or Missing Warrant. If this Warrant shall be mutilated, lost, stolen or destroyed and the Company shall receive evidence thereof and (except with respect to mutilated Warrants returned to the Company) indemnity reasonably satisfactory to it, then the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest. An applicant for such a substitute Warrant shall comply with such other reasonable requirements and pay such reasonable charges as the Company may prescribe, including, without limitation, the execution and delivery of a lost Warrant affidavit and indemnification agreement in a form reasonably satisfactory to the Company and its counsel.

Section 6. No Rights as Stockholder until Exercise. Except as provided in Section 1.2(d), nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

Section 7. Notices. All notices and other communications required or permitted to be given with respect to the Warrant shall be in writing signed by the sender, and shall be considered given: (w) on the date delivered, if personally delivered during normal business hours, or on the next Business Day if delivered after normal business hours of the recipient; (x) on the date sent by telecopier with automatic confirmation of the transmitting machine showing the proper number of pages were transmitted without error, if sent during normal business hours of the recipient, or on the next Business Day if sent after normal business hours; (y) on the Business Day after being sent by Federal Express or another recognized overnight delivery service in time for and specifying next day or next business day delivery; or (z) five (5) Business Days after mailing, if mailed by United States

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postage-paid certified or registered mail, return receipt requested, in each instance referred to in the preceding clauses (y) and (z) only if all delivery charges are pre-paid. Each such notice or other communication shall be given to the Holder at the address in a Warrant register to be created and maintained by the Company and to the Company at its principal executive offices.

Section 8. No Waivers; Remedies; No Impairment. Prior to the Expiration Date, no failure or delay by the Holder in exercising any right, power or privilege with respect to the Warrant shall operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in the Warrant shall be cumulative and not exclusive of any rights or remedies provided by law. The Company will not, by amendment of its charter or by-laws or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and will at all time in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

Section 9. Amendments. No amendment, modification, termination or waiver of any provision of the Warrant, and no consent to any departure from any provision of the Warrant, shall be effective unless it shall be in writing and signed and delivered by the Company and the Holder. Notwithstanding the foregoing, neither Sections 1.2(f) or 1.2(g), nor this sentence, may be amended.

Section 10. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York that apply to contracts made and performed entirely within such state.

Section 11. Severability of Provisions: Successors. Any provision of this Warrant that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of the Warrant or affecting the validity or enforceability of the provision in any other jurisdiction. This Warrant shall be binding upon any entity succeeding the Company by merger, consolidation or otherwise. All of the covenants and agreements of the Company shall inure to the benefit of successors and permitted assigns of the Holder.

Section 12. Titles and Subtitles; Section References. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. Unless otherwise stated, references to Sections are to the Sections of this Warrant.

Section 13. Purchase Agreement. The Company will provide any Holder with a copy of the Purchase Agreement upon request.

Section 14. Definitions. For purposes of this Warrant, the following terms have the following meanings:

(a) “Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

(b) “Close of Business” means 5:00 p.m. (New York City time).

(c) “Closing Sale Price” of the Common Stock on any date means the closing per-share sale price (or if no closing per-share sale price is reported, the average of the last bid and ask prices or, if more than one in either case, the average of the average last bid and the average last ask prices) on that date as reported the principal other national or regional securities exchange on which the shares of the Common Stock are then traded. The Closing Sale Price will be determined without reference to after-hours or extended market trading. If the Common Stock is not so listed for trading on the relevant date, then the “Closing Sale Price” of the Common Stock will be the last quoted bid price for Common Stock in the over-the-counter market on the relevant date as reported by Pink OTC Markets Inc. or a similar organization. If the Common Stock is not so quoted, then the

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“Closing Sale Price” of the Common Stock will be determined by a U.S. nationally recognized independent investment banking firm selected by the Company for this purpose.

(d) “Convertible Notes” means the Company’s 4.75% Senior Convertible Debentures due 2014 and 4.5% Senior Convertible Debentures due 2015.

(e) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f) “Issue Date” means the date on which the Warrant was originally issued or deemed issued as set forth on the face of the Warrant.

(g) “Market Disruption Event” means the occurrence or existence on any Scheduled Trading Day for the Common Stock of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock, and such suspension or limitation occurs or exists at any time within the 30 minutes prior to the closing time of the relevant exchange on such Scheduled Trading Day.

(h) “Open of Business” means 9:00 a.m. (New York City time).

(i) “Person” means any individual, corporation, partnership, company, trust, unincorporated organization or any other form of entity.

(j) “Scheduled Trading Day” means any day that is scheduled by the applicable exchange to be a Trading Day, provided that if the Common Stock is not listed or traded, then a “Scheduled Trading Day” shall have the same meaning as Business Day.

(k) “Securities Act” means the Securities Act of 1933, as amended.

(l) “Subsidiary” means a Person more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company, or by the Company and one or more other Subsidiaries of the Company.

(m) “Trading Day” means a day on which (i) there is no Market Disruption Event and (ii) trading in the Company’s securities generally occurs on the NASDAQ Global Select Market, or if shares of Common Stock are not listed on the NASDAQ Global Select Market, then as reported by the principal other national or regional securities exchange on which the shares of Common Stock are then traded, or if the Common Stock is not listed or approved for trading on another national or regional securities exchange, on the principal market on which shares of the Common Stock are then traded, provided that if the Common Stock is not so listed or traded, then a “Trading Day” shall have the same meaning as Business Day.

(n) “Transfer Agent” means Computershare Trust Company, N.A., or any successor transfer agent for the Company.

[The next page is the signature page]

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The Company has executed and delivered this Warrant as of the date set forth above.

SUNPOWER CORPORATION

		By:	/s/ Thomas H. Werner
Name: Thomas H. Werner Title: Chief Executive Officer

Accepted:

TOTAL GAS & POWER USA, SAS

By:	/s/ Arnaud Chaperon
Name: Arnaud Chaperon Title: President

Warrant Signature Page

NOTICE OF EXERCISE

(To Be Completed Only Upon Exercise)

TO:	SunPower Corporation
77 Rio Robles
San Jose, California 95134

1. The undersigned hereby irrevocably elects to exercise the Warrant with respect to             Warrant Shares pursuant to the terms of the Warrant.

2. If Cash Exercise, check this box ☐: The undersigned tenders herewith full payment of the aggregate cash exercise price equal to $            U.S. Dollars for such shares in accordance with the terms of the Warrant.

3. If Cash Exercise and there is no effective registration statement under the Securities Act to cover the issuance of the Warrant Shares upon such Cash Exercise, check this box ☐: The undersigned hereby makes the representations and warranties set forth in Section 3.2 of the Purchase Agreement as if it were the “Investor” and the Warrant Shares to be issued upon this exercise were the “Securities” (the “Private Placement Representations”).

4. If Net-Issue Exercise, check this box ☐: The undersigned exercises the Warrant on a net-issue basis pursuant to the terms set forth in the Warrant. Net-Issue Information:

(a)	Number of Warrant Shares to be Issued to Holder:

(b)	Number of Warrant Shares Subject to Warrant Surrendered:

(c)	Number of Warrant Shares Remaining Subject to Warrant, if any:

5.(Select one option below):

Please issue a certificate or certificates representing said Warrant Shares in such name or names as specified below:

(Name and Address)

Please establish an electronic book entry at the Transfer Agent in a segregated account established by the Transfer Agent for the benefit of and registered in the name of such name or names as specified below:

(Name and Address)

Determination Date:	By:

(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

NOTICE OF TRANSFER

(To Be Completed Only Upon Transfer)

TO:	SunPower Corporation
77 Rio Robles
San Jose, California 95134

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                     the right represented by this Warrant, to purchase             Warrant Shares.

Please issue a Warrant representing the right to purchase such Warrant Shares in such name or names as specified below:

(Name and Address)

The undersigned requests the Company, by written order to exchange or register the transfer of a Warrant or Warrants, and, to the extent the transfer contemplated by this notice is not for the entire number of Warrant Shares represented by this Warrant, to issue a replacement Warrant in the name of the undersigned representing the balance of such Warrant Shares.

By executing and delivering this Notice of Transfer, the undersigned represents and warrants that transfer contemplated hereby is being made in accordance with Section 3 of this Warrant.

Dated:	By:

(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

ANNEX C

COMPENSATION AND FUNDING AGREEMENT

This COMPENSATION AND FUNDING AGREEMENT, dated as of February 28, 2012 (this “Agreement”), is entered into by and between SUNPOWER CORPORATION, a Delaware corporation (“SunPower”), and TOTAL S.A., a société anonyme organized under the laws of the Republic of France (“Total”).

RECITALS

WHEREAS, Total Gas & Power USA, SAS, a société par actions simplifiée organized under the laws of the Republic of France and an indirect wholly owned subsidiary of Total (“Total USA”), owns approximately 66.30% of the common stock of SunPower;

WHEREAS, SunPower Corporation, Systems, a Delaware corporation and a subsidiary of SunPower (the “Contractor”), and High Plains Ranch II, LLC, a Delaware limited liability company (“HPR II”), have entered into that certain Engineering, Procurement and Construction Agreement, dated as of September 30, 2011 (the “EPC Contract”), pursuant to which the Contractor has agreed to design, engineer, procure certain materials and equipment for, install, construct, test and commission a 250 MW AC design capacity photovoltaic power plant in San Luis Obispo County, California (the “PV Power Plant”);

WHEREAS, in order to finance the cost of the development and construction of the PV Power Plant and certain related expenses, HPR II and the U.S. Department of Energy (“DOE”) are parties to that certain Loan Guarantee Agreement, dated as of September 30, 2011 (as amended, restated, modified or otherwise supplemented from time to time, the “Loan Guarantee Agreement”), pursuant to which DOE will guarantee Advances (as defined under the Loan Guarantee Agreement) made to HPR II by the Federal Financing Bank, a body corporate and instrumentality of the United States of America (“FFB”) pursuant to that certain Note Purchase Agreement dated as of September 30, 2011, by and among HPR II, DOE and FFB (the “Note Purchase Agreement”), subject to the terms and conditions set forth in the Loan Guarantee Agreement;

WHEREAS, the obligation of DOE to guarantee any Advance under the Loan Guarantee Agreement is subject to, among other things, the condition that since the date of the Loan Guarantee Agreement (or, if later, since the date of the last Advance), no event has occurred or could reasonably be expected to occur that has had or could reasonably be expected to have a Material Adverse Effect (as defined in the Loan Guarantee Agreement);

WHEREAS, the obligation of DOE to guarantee any Advance under the Loan Guarantee Agreement is also subject to, among other things, the condition that each of the representations and warranties made by any Major Project Participant in any Transaction Document (in each case, as defined in the Loan Guarantee Agreement) is true and correct in all material respects as of the date of the relevant Master Advance Notice (as defined in the Loan Guarantee Agreement);

WHEREAS, SunPower and the Contractor are Major Project Participants;

WHEREAS, at DOE’s request, on or about the date hereof, Total will enter into a Liquidity Support Agreement with SunPower and DOE (the “Liquidity Support Agreement”), pursuant to which Total will have an obligation to provide, or cause to be provided, Liquidity Injections to SunPower upon the occurrence of Liquidity Support Events, subject to the terms and limitations described therein; and

WHEREAS, in order to induce Total to enter into the Liquidity Support Agreement, SunPower has agreed to (a) issue an upfront warrant and make certain payments to Total, (b) establish parameters for the terms of any Liquidity Injections that may be required to be provided by Total to SunPower pursuant to the Liquidity Support Agreement, as more fully set forth below, and (c) enter into Amendment No. 3 to the Affiliation Agreement, dated as of April 28, 2011, between SunPower and Total USA, as amended;

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, SunPower and Total hereby agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings given to such terms in the Liquidity Support Agreement, and the following terms have the meanings set forth below:

(a) “30-Day Volume Weighted Average Price” or “30-Day VWAP” means the volume weighted average price of SunPower common stock, from 9:30 a.m. (New York City time) on the Trading Day 30 Trading Days preceding the applicable issuance date to 4:00 p.m. (New York City time) on the Trading Day immediately preceding the applicable issuance date, as calculated pursuant to the heading “Bloomberg VWAP” on Bloomberg Page SPWR <Equity> VWAP, or if such volume weighted average price is not available, the Board of Directors’ reasonable, good faith estimate of the volume weighted average price of the shares of SunPower common stock for such 30-Trading Day period.

(b) “Claim” means any claim, suit, demand, proceeding, complaint, assessment, lien, injunction, order, judgment, notice of non-compliance, notice of violation, investigation or other action by or before any Governmental Authority or any other Person.

(c) “Convertible Loans” has the meaning set forth in the Total Credit Facilities Agreement.

(d) “Credit Agricole Facility Agreement” means the Revolving Credit Agreement, dated September 27, 2011, by and among SunPower, Credit Agricole Corporate and Investment Bank, and the financial institutions party thereto, as amended by the First Amendment to Revolving Credit Agreement, dated as of December 21, 2011 and as may be further amended, modified or supplemented from time to time.

(e) “Drawn Support Amount” shall have the meaning given to it in the Liquidity Support Agreement, which meaning shall be interpreted in a manner consistent with Section 2(b) hereof.

(f) “EBITDA” means, for any period, the total of the following calculated for SunPower and its Subsidiaries on a consolidated basis and without duplication, with each component thereof determined in accordance with GAAP consistently applied by SunPower for such period (except as otherwise required by GAAP): (a) consolidated net income; plus (b) any deduction for (or less any gain from) income or franchise taxes included in determining such consolidated net income; plus (c) interest expense deducted in determining such consolidated net income; plus (d) amortization and depreciation expense deducted in determining such consolidated net income; plus (e) any non-recurring charges and any non-cash charges resulting from application of GAAP insofar as GAAP requires a charge against earnings for the impairment of goodwill and other acquisition related charges to the extent deducted in determining such consolidated net income and not added back pursuant to another clause of this definition; plus (f) any non-cash expenses that arose in connection with the grant of equity or equity-based awards to officers, directors, employees and consultants of SunPower and its Subsidiaries and were deducted in determining such consolidated net income; plus (g) non-cash restructuring charges; plus (h) non-cash charges related to negative mark-to-market valuation adjustments as may be required by GAAP from time to time; plus (i) non-cash charges arising from changes in GAAP occurring after the date hereof; less (j)(x) non-cash adjustments related to positive mark-to-market valuation adjustments as may be required by GAAP from time to time and (y) any non-recurring or extraordinary gains; less (k) other quarterly cash and non-cash adjustments that are deemed by the Chief Financial Officer of SunPower not to be part of the normal course of business and not necessary to reflect the regular, ongoing operations of SunPower and its Subsidiaries. As used in this definition, “non-cash charge” shall mean a charge in respect of which no cash is paid during the applicable period (whether or not cash is paid with respect to such charge in a subsequent period).

(g) “Equity Interests” means shares of capital stock, general or limited partnership interests, membership interests in a limited liability company, beneficial interests in a trust, or other equity ownership interests in a Person, and any warrants, options, or other rights entitling the holder thereof to purchase or acquire any such equity interest.

(h) “Exchange” means the Nasdaq Global Select Market.

(i) “Financial Indebtedness” of SunPower and any of its Subsidiaries shall mean, without duplication, all Indebtedness of such Person other than (i) all obligations to pay the deferred purchase price of property or services, (ii) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (iii) Indebtedness in connection with the factoring of the accounts receivable of the Borrower or any Subsidiary in respect of rebates from U.S. Governmental Authorities pursuant to the Tech Credit Agreement in the ordinary course of business, (iv) intercompany liabilities (but including liabilities to a non-Subsidiary Affiliate) maturing within 365 days of the incurrence thereof, (v) non-recourse indebtedness, and (vi) all guaranty obligations with respect to the types of Indebtedness listed in clauses (i) through (v) above.

(j) “GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America as in effect from time to time.

(k) “Governmental Authority” means any supra-national body, the government of the United States of America, any other nation or any political subdivision of any thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

(l) “Gross Financial Indebtedness” means at any time the aggregate Financial Indebtedness of SunPower and its consolidated Subsidiaries at such time (other than Indebtedness of any consolidated subsidiary that is non-recourse to such subsidiary except for customary carve-outs (including environmental liability, gross negligence or willful misconduct, and similar matters)).

(m) “Guaranty” is defined in Section 3(a)(i).

(n) “Indebtedness” means the aggregate amount of, without duplication, (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations to pay the deferred purchase price of property or services (other than accounts payable and accrued expenses incurred in the ordinary course of business determined in accordance with GAAP), (iv) all obligations with respect to capital leases, (v) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (vi) all reimbursement and other payment obligations in respect of letters of credit and similar surety instruments (contingent or otherwise and including construction performance bonds), and (vii) all guaranty obligations with respect to the types of Indebtedness listed in clauses (i) through (vi) above.

(o) “Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form.

(p) “LIBOR” means, as of any date of determination, the LIBO Rate as defined in the Total Credit Facilities Agreement.

(q) “LSA Effective Date” means the date on which the Liquidity Support Agreement is fully executed and delivered by all parties thereto.

(r) “Market Disruption Event” means, (1) a failure by the primary exchange or quotation system on which the SunPower common stock trades or is quoted to open for trading during its regular trading session, or (2) the occurrence or existence for more than one half hour period in the aggregate on any scheduled Trading Day for the SunPower common stock of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by such exchange or otherwise) in the SunPower common stock or in any options, contracts or future contracts relating to the SunPower common stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m. (New York City time) on such day.

(s) “Material Adverse Effect” means a material adverse effect on (a) the business, financial condition, operations or properties of SunPower and its subsidiaries, taken as a whole, (b) the validity or enforceability of any of the Transaction Documents, or (c) the ability of SunPower to perform its obligations under the Transaction Documents.

(t) “Maximum Drawn Support Amount” means, from time to time, the greatest Drawn Support Amount that has been outstanding at any time prior to the date of determination plus, if applicable, the amount of the Liquidity Injection in connection with which the Maximum Drawn Support Amount is being calculated, but only to the extent that the total including such Liquidity Injection would exceed the greatest Drawn Support Amount that had been outstanding at any time prior to the date of determination; provided, that Guarantees that were previously issued but which are no longer outstanding (whether due to termination, expiration or otherwise) shall not be included in the Drawn Support Amount at any time for purposes of calculating the Maximum Drawn Support Amount. For the avoidance of doubt, (a) the Maximum Drawn Support Amount is expected to increase from time to time but, except as described in the proviso to the preceding sentence, will never decrease and (b) once a previously-issued Guaranty is no longer outstanding, the Maximum Drawn Support Amount will thereafter be calculated as though such Guaranty had never been in effect.

(u) “Person” means an individual, partnership, corporation, association, limited liability company, unincorporated organization, trust or Joint Venture, or a governmental agency or political subdivision thereof.

(v) “Private Placement Agreement” means the Private Placement Agreement, dated as of the date hereof, between the Total USA and SunPower.

(w) “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, trustees, employees, agents and advisors of such Person and such Person’s Affiliates.

(x) “Requirement of Law” means, as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

(y) “Revolving Loans” has the meaning set forth in the Total Credit Facilities Agreement.

(z) “subsidiary” with respect to any Person, means:

(i) any corporation of which the outstanding Equity Interests having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly by such Person; or

(ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

(aa) “Subsidiary” means, unless the context otherwise requires, a subsidiary of SunPower.

(bb) “SunPower Debt Documents” means, as of any date, any agreement, contract or instrument relating to any Indebtedness of SunPower (excluding the Total Credit Facilities Agreement and any other Loan Documents), including any amendments to such documents.

(cc) “Tech Credit Agreement” means that certain First Amended and Restated Purchase Agreement, dated November 1, 2010, between SunPower North America LLC and Technology Credit Corporation, as amended on January 25, 2011 and April 18, 2011.

(dd) “Total Credit Facilities Agreement” means the Revolving Credit and Convertible Loan Agreement, dated as of the date hereof, between Total USA and SunPower.

(ee) “Trading Day” means a day on which (i) there is no Market Disruption Event and (ii) the Exchange or, if the Shares not listed on the Exchange, the principal other U.S. national or regional securities exchange on which the SunPower common stock is then listed, is open for trading or, if the SunPower common stock is not so listed, any Business Day. A “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system.

(ff) “Transaction Documents” means this Agreement, the Total Credit Facilities Agreement, the Liquidity Support Agreement, the Private Placement Agreement, any Warrant, any Guaranty, any promissory note evidencing a Revolving Loan or a Convertible Loan and any other agreements entered into between the Borrower and Total or its Affiliates pursuant to any of the foregoing agreements.

(gg) “Transactions” means, collectively, the execution, delivery and performance by the parties of the Transaction Documents in accordance with the terms thereof.

(hh) “Warrant” means a Warrant in the form of Exhibit A hereto.

Section 2. Fees, Warrant and Expenses.

(a) Upfront Obligations. In consideration for Total’s agreement to enter into the Liquidity Support Agreement and for its commitments set forth in the Liquidity Support Agreement and in this Agreement, on the LSA Effective Date, SunPower shall issue to Total, or to an Acceptable Affiliate as directed by Total, a Warrant, in the form of Exhibit A hereto, which shall be exercisable to purchase an amount of stock equal to $75,000,000, divided by 30-Day VWAP as of the LSA Effective Date. The per share exercise price of the Warrant issued pursuant to this Section 2(a) shall be the 30-Day VWAP as of the LSA Effective Date.

(b) Determining Availability of Liquidity Support. As of the LSA Effective Date, an aggregate of $600,000,000 of liquidity support in the form of Liquidity Injections is available to SunPower under this Agreement and the other Transaction Documents. The amount of available liquidity support shall be decreased from time to time, upon any Liquidity Injection by Total or an Acceptable Affiliate, by (i) the principal amount (plus capitalized interest, if any) of any Indebtedness issued by SunPower to Total or an Acceptable Affiliate pursuant to this Agreement and the Total Credit Facilities Agreement, (ii) the cash purchase price of any equity securities issued by SunPower to Total or an Acceptable Affiliate pursuant to this Agreement and the Private Placement Agreement (including the cash proceeds to SunPower upon the exercise of a Warrant issued hereunder), (iii) the principal amount of Indebtedness of SunPower covered by a guarantee issued by Total hereunder and (iv) the amount of any other Liquidity Injection as determined by mutual good faith agreement of Total and SunPower. The amount of available liquidity support shall be increased from time to time, upon the repayment, refund, reimbursement, return or release by SunPower of any Liquidity Injection made by Total or an Acceptable Affiliate, by (i) the principal amount of any Indebtedness repaid by SunPower to Total or an Acceptable Affiliate pursuant to this Agreement or the Total Credit Facilities Agreement, (ii) the principal amount of Indebtedness of SunPower covered by a guarantee issued by Total hereunder and subsequently released and (iii) the amount of any other Liquidity Injection that is repaid, refunded, reimbursed, returned or released by SunPower, as determined by mutual good faith agreement of Total and SunPower. For the avoidance of doubt, Liquidity Injections made in the form of purchases of equity securities of SunPower (including the exercise of Warrants for cash) and any other Liquidity Injections not specifically subject to repayment irrevocably reduce the amount of liquidity support available hereunder, and SunPower shall have no obligation to repay, refund, reimburse, return or release any such Liquidity Injection.

(c) Commitment and Guaranty Fees. Within thirty (30) days after the last day of each calendar quarter during the term of this Agreement, SunPower shall pay to or as directed by Total, in cash (and pro-rated as appropriate for partial quarters):

(i) a commitment fee in an amount equal to 0.25% of the difference between the Maximum Support Amount, minus the Drawn Support Amount, as of the end of such quarterly period; and

(ii) a guarantee fee in connection with each Guaranty issued in accordance with Section 3 of this Agreement and outstanding for all or any part of the preceding calendar quarter, calculated as follows:

X times Y times (Z/365)

where:

(A) X is the average daily amount of Indebtedness guaranteed pursuant to one or more Guaranties issued in accordance with Section 3 of this Agreement;

(B) Y is 2.75%; and

(C) Z is the number of days during such calendar quarter that a Guaranty was outstanding.

(d) Expenses. SunPower shall pay and reimburse Total for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of outside counsel) incurred by Total after the LSA Effective Date in enforcement of SunPower’s obligations under this Agreement, the Liquidity Support Agreement and the other Transaction Documents.

(e) Interest on Overdue Amounts. Any payment obligations of SunPower to Total under this Agreement that are not paid when due shall accrue interest until paid in full at a rate equal to LIBOR as in effect from time to time plus 5.00% per annum.

Section 3. Form of Liquidity Support; Choice of Liquidity Support.

(a) Form of Liquidity Support. In the event that Total becomes obligated to provide a Liquidity Injection to SunPower pursuant to the Liquidity Support Agreement, subject to Section 3(c) of this Agreement, the Liquidity Injection shall (i) in the event that such Liquidity Injection is provided to address the occurrence of a Liquidity Support Event described in clause (i) of the definition thereof in the Liquidity Support Agreement, be in the minimum amount sufficient to cause both SunPower’s Reported Liquidity and SunPower’s Projected Liquidity to be equal to the amount of at least $100 million (the “Required Amount (i)”), but shall in no event be more than the Required Amount (i) plus the minimum amount necessary to comply with the minimum funding amounts specified for the applicable form of Liquidity Injection (for example, the $5 million minimum draw for Revolving Loans) without the written consent of SunPower, (ii) in the event that such Liquidity Injection is provided to address the occurrence of a Liquidity Support Event described in clause (ii) of the definition thereof in the Liquidity Support Agreement, be in the minimum amount sufficient to enable SunPower to cure the applicable breach and satisfy the applicable financial covenant after giving effect to, and as of the date of, such Liquidity Injection (the “Required Amount (ii)”), but shall in no event be more than the Required Amount (ii) plus the minimum amount necessary to comply with the minimum funding amounts specified for the applicable form of Liquidity Injection without the written consent of SunPower, and (iii) be in the applicable form prescribed below:

(i) Maximum Drawn Support Amount up to $60 Million. To the extent that, at the time Total becomes obligated to provide such Liquidity Injection, (A) the Maximum Drawn Support Amount (taking into account the amount of such Liquidity Injection) is equal to or less than $60,000,000 and (B) the ratio of Gross Financial Indebtedness at the end of the immediately preceding completed fiscal quarter to EBITDA for the four immediately preceding completed fiscal quarters of SunPower is not more than 3.5 to 1.0 (or, for the quarters in the fiscal year ending in 2012, 4.0 to 1.0), Total or an Acceptable Affiliate shall provide the applicable Liquidity Injection, and SunPower shall accept the Liquidity Injection, at Total’s option (as to which Total shall notify SunPower promptly following Total’s receipt of the documentation described in Section 3(e)), in the form of (1) a Revolving Loan pursuant to the Total Credit Facilities Agreement, (2) a guaranty by Total of Indebtedness of SunPower under any SunPower Debt Documents pursuant to a Guaranty substantially in the form of Exhibit B hereto (each such guaranty, a “Guaranty”) or (3) any other form of Liquidity Injection permitted by the Liquidity Support Agreement and agreed to in writing by SunPower.

(A) Warrant Issuance in Connection with Revolving Loans. At the time of funding of each Revolving Loan pursuant to the Total Credit Facilities Agreement, at no cost to Total, and subject to the provisions of Section 3(a)(i)(B) below, SunPower will issue to or as directed by Total a Warrant exercisable to purchase an amount of stock equal to 20% of the amount of such Revolving Loan divided by 30-Day VWAP as of the date of funding of such Revolving Loan. The per share exercise price of the Warrant issued pursuant to this Section 3(a)(i)(A) shall be the 30-Day VWAP as of the date of issuance of such Warrant.

(B) Limitation on Warrants in Connection with Revolving Loans. Notwithstanding the foregoing provisions of Section 3(a)(i)(A), the aggregate exercise price at issuance of Warrants issued in connection with Revolving Loans shall not exceed 20% of the maximum aggregate amount of Revolving Loans that has been outstanding at any time under the Total Credit Facilities Agreement (for example, if Total provides a $40,000,000 Revolving Loan pursuant to the Total Credit Facilities Agreement, SunPower shall issue a $8,000,000 Warrant; if SunPower repays $10,000,000 of such Revolving Loan and Total thereafter provides an additional Revolving Loan of $20,000,000, the Warrant issued in connection with the subsequent Revolving Loan would be $2,000,000, corresponding to the $10,000,000 incremental increase in the maximum aggregate amount of Revolving Loans outstanding).

(ii) Maximum Drawn Support Amount Over $60 Million up to $200 Million. To the extent that, at the time Total becomes obligated to provide such Liquidity Injection, (A) the Maximum Drawn Support Amount (taking into account the amount of such Liquidity Injection) is greater than $60,000,000 but not greater than $200,000,000 and (B) the ratio of Gross Financial Indebtedness at the end of the immediately preceding completed fiscal quarter to EBITDA for the four immediately preceding completed fiscal quarters of SunPower is not more than 3.5 to 1.0 (or, for the quarters in the fiscal year ending in 2012, 4.0 to 1.0), Total or an Acceptable Affiliate shall provide the applicable Liquidity Injection, and SunPower shall accept the Liquidity Injection, at Total’s option (as to which Total shall notify SunPower promptly following Total’s receipt of the documentation described in Section 3(e)), in the form of (1) a Convertible Loan pursuant to the Total Credit Facilities Agreement, (2) a Guaranty or (3) any other form of Liquidity Injection permitted by the Liquidity Support Agreement and agreed to in writing by SunPower.

(A) Conversion of Revolving Loan. If the Maximum Drawn Support Amount at any time exceeds $60,000,000 then any outstanding amount under a Revolving Loan (including unpaid or capitalized interest) shall be convertible, at Total’s option, into a Convertible Loan under the Total Credit Facilities Agreement upon notice from Total to SunPower. No additional Warrants shall be issued in connection with any such conversion.

(B) Warrant Issuance in Connection with Convertible Loan. At the time of funding of each new Convertible Loan pursuant to the Total Credit Facilities Agreement (as opposed to conversions of

Revolving Loans into Convertible Loans), at no cost to Total, and subject to the provisions of Section 3(a)(ii)(C) below, SunPower will issue to Total, or to an Acceptable Affiliate as directed by Total, a Warrant, exercisable to purchase an amount of stock equal to (A) (x) to the extent that the Maximum Drawn Support Amount following the issuance of such Convertible Loan will not be in excess of $200 million, 25% of the amount of such Convertible Loan and (y) to the extent that the Maximum Drawn Support Amount following the issuance of such Convertible Loan will be in excess of $200 million, 35% of the amount of such Convertible Loan, in each case divided by (B) 30-Day VWAP as of the date of issuance of such Warrant. The per share exercise price of the Warrant issued pursuant to this Section 3(a)(ii)(B) shall be the 30-Day VWAP as of the date of issuance of such Warrant.

(C) Limitation on Warrants in Connection with Convertible Loans. Notwithstanding the foregoing provisions of Section 3(a)(ii)(B), (1) so long as the Maximum Drawn Support Amount is not in excess of $200,000,000, the aggregate exercise price at issuance of Warrants issued in connection with new Convertible Loans that are not the result of converting Revolving Loans shall not exceed 25% of the maximum aggregate amount of Convertible Loans that are not the result of converting Revolving Loans that has been outstanding at any time under the Total Credit Facilities Agreement (for example, if Total provides a $100,000,000 new Convertible Loan pursuant to the Total Credit Facilities Agreement (as opposed to conversions of Revolving Loans into Convertible Loans), SunPower shall issue a $25,000,000 Warrant; if SunPower repays $10,000,000 of such Convertible Loan and Total thereafter provides an additional Convertible Loan of $20,000,000, the Warrant issued in connection with the subsequent Convertible Loan would be $2,500,000); and (2) if the Maximum Drawn Support Amount is in excess of $200,000,000, the aggregate exercise price at issuance of Warrants issued in connection with new Convertible Loans that are not the result of converting Revolving Loans and that cause the Maximum Drawn Support Amount to be increased to any amount in excess of $200,000,000 shall not exceed 35% of the maximum aggregate amount of such Convertible Loans that has been outstanding at any time under the Total Credit Facilities Agreement (for example, if Total provides a new $240,000,000 Convertible Loan pursuant to the Total Credit Facilities Agreement (as opposed to conversions of Revolving Loans into Convertible Loans) at a time when no Convertible Loans have been yet been issued pursuant to the Total Credit Facilities Agreement, SunPower shall issue an $64,000,000 Warrant (representing a $50,000,000 Warrant in respect of the first $200,000,000 aggregate principal amount of such Convertible Loan and a $14,000,000 Warrant in respect of the remaining $40,000,000 aggregate principal amount); if SunPower repays $10,000,000 of that $240,000,000 amount and Total thereafter provides an additional Convertible Loan of $20,000,000 before any other portion of the outstanding Convertible Loan is repaid, the Warrant issued in connection with the subsequent Convertible Loan would be $3,500,000).

(iii) Maximum Drawn Support Amount Over $200 Million. To the extent that at the time Total becomes obligated to provide such Liquidity Injection (A) the Maximum Drawn Support Amount (taking into account the amount of such Liquidity Injection) is greater than $200,000,000 or (B) the ratio of Gross Financial Indebtedness at the end of the immediately preceding fiscal quarter to EBITDA for the four immediately preceding completed fiscal quarters of SunPower exceeds 3.5 to 1.0 (or, for the quarters in the fiscal year ending in 2012, 4.0 to 1.0), Total or an Acceptable Affiliate shall provide, and SunPower shall accept, the applicable Liquidity Injection, at Total’s option (as to which Total shall notify SunPower promptly following Total’s receipt of the documentation described in Section 3(e)), in the form of (1) additional Revolving Loans, (2) additional Convertible Loans, (3) a purchase of equity securities of SunPower pursuant to the Private Placement Agreement (which purchase of equity securities may be rounded up, at Total’s option, from the required amount of such Liquidity Injection to the next integral multiple of $25 million), (4) a Guaranty or (5) any other form of Liquidity Injection permitted by the Liquidity Support Agreement and agreed to in writing by SunPower. SunPower shall issue to Total, at no cost to Total, Warrants in connection with additional Revolving Loans and/or additional Convertible Loans in accordance with the preceding provisions of this Section 3(a). To the extent that such Liquidity Injection is provided in the form of a purchase of equity securities or in another form permitted by the Liquidity

Support Agreement, then, at no cost to Total, SunPower will issue to or as directed by Total a Warrant, exercisable to purchase an amount of stock equal to 25% of the amount of such Liquidity Injection divided by 30-Day VWAP as of the date of such Liquidity Injection. The per share exercise price of the Warrant issued pursuant to this Section 3(a)(iii) shall be the 30-Day VWAP as of the date of issuance of such Warrant.

(b) Reimbursement for Draws on Guarantees. Within thirty (30) days after the date on which Total makes any payment to a lender under a Guaranty, SunPower shall pay to or as directed by Total (i) the full amount of such payment made by Total plus (ii) interest on such amount, for the period from and including the date of payment by Total to the lender to and including the date of payment by SunPower to Total, at a rate per annum equal to LIBOR as in effect from time to time plus 5.00%; provided, that, if SunPower fails to pay such amount when due, the amount of such payment obligation (including interest) shall be convertible, at Total’s option, into a Revolving Loan, a Convertible Loan or a purchase of equity pursuant to the Private Placement Agreement, in each case upon notice from Total to SunPower and in each case with warrant coverage in accordance with Section 3(a).

(c) Effects on SunPower Debt Documents and Other Conflicts. Notwithstanding the foregoing, if (i) a Liquidity Injection in the form specified in this Agreement would trigger a default under any SunPower Debt Documents evidencing Indebtedness (actual or committed) of SunPower in an amount greater than $10 million, (ii) a Liquidity Injection in the form specified in this Agreement would not cure the breach, if any, of a financial covenant that triggered the requirement for such Liquidity Injection, or (iii) SunPower is otherwise unable to consummate a Liquidity Injection in the form specified in this Agreement (for example, if SunPower is unable to consummate a Convertible Loan under the circumstances contemplated in Section 3(a)(ii)), then Total shall have the option, in its reasonable discretion, to provide, and SunPower shall accept, such Liquidity Injection in an alternative form so as not to cause SunPower to be in breach or default of any SunPower Debt Documents evidencing Indebtedness of SunPower in an amount greater than $10 million, so as to enable the cure of the breach of the applicable financial covenant or otherwise so as to enable SunPower to consummate the Liquidity Injection (including via a transaction or series of transactions that amends or refinances the applicable facilities governed by the SunPower Debt Documents); provided, that the compensation provided by SunPower to Total in connection with such Liquidity Injection (if such Liquidity Injection is in an alternative form as to which compensation has not already been agreed as set forth in this Agreement) shall be reasonably agreed in good faith by SunPower and Total.

(d) Liquidity Injections Not Required by Liquidity Support Agreement; Cure of Breaches of Credit Agricole Facility Agreement.

(i) Any Liquidity Injection that is not then required to be provided by Total pursuant to the Liquidity Support Agreement may be in such form (including the forms described above) as Total and SunPower may mutually agree; provided, that Total may provide a Guaranty at any time in any amount in its sole discretion.

(ii) Notwithstanding the foregoing, the following provisions shall apply to the provision of one or more Liquidity Injections the purpose of which is to pay, in whole or in part, any amount outstanding under the Credit Agricole Facility Agreement prior to or in connection with a breach by SunPower of its covenants under the Credit Agricole Facility Agreement (but prior to such event constituting a Liquidity Support Event):

(A) In addition to its obligations under Section 4(a) of this Agreement, SunPower shall immediately notify Total in writing of any breach by SunPower of its covenants contained in the Credit Agricole Facility Agreement, without regard to any otherwise-applicable cure periods or waivers by Credit Agricole, as well as at any time that any breach of such covenants is reasonably foreseeable. Any such notification shall identify the applicable covenants and include the date of breach or anticipated breach and the length of any applicable cure period.

(B) If, following Total’s receipt of the notice described above, fewer than ten (10) calendar days remain in the applicable cure period and SunPower shall not have cured such breach or anticipated breach without Total’s assistance, or if the breach or anticipated breach is of Section 5.02 of the Credit Agricole Facility Agreement, then an “RCF Trigger” shall be deemed to have occurred and Total may proceed immediately as described below.

(C) Following the occurrence of an RCF Trigger, Total may, at its option and without further notice to SunPower, provide one or more Liquidity Injections to SunPower in any form described in Section 3(a)(iii) (notwithstanding the requirements as to the form of liquidity support attributable to the then-applicable Maximum Drawn Support Amount) and may negotiate directly with Credit Agricole and the other lenders for the benefit of SunPower.

(D) Total shall receive the fee provided in Section 2(c) for any partial or whole Guaranty of the Credit Agricole Facility Agreement provided as described above.

(E) If Total determines to provide a Liquidity Injection in the form of an equity purchase pursuant to the Private Placement Agreement, then (1) the proceeds of such Liquidity Injection will be used to repay or otherwise provide an “equity cure” under the Credit Agricole Facility Agreement, (2) the amount of such Liquidity Injection shall be at Total’s determination but not greater than the next integral multiple of $25 million above the amount that is necessary to accomplish such “equity cure,” and (3) Total shall receive the corresponding amount of Warrants described in Section 3(a)(iii). For the avoidance of doubt, the amount of any such Liquidity Injection shall increase the Drawn Support Amount and, if applicable, the Maximum Drawn Support Amount, and any subsequent Liquidity Injections (other than as provided in Section 3(d)(ii)(F)) shall be in the form prescribed in Section 3(a) after taking into account such increases. Total shall thereafter have the right to provide one or more additional Liquidity Injections in the form of debt described below, the proceeds of which will be used to repay any or all remaining amounts under the Credit Agricole Facility Agreement.

(F) If Total determines to provide a Liquidity Injection in the form of debt (at Total’s option and whether or not Total shall previously have provided a Liquidity Injection in the form of an equity purchase as described above, provided that such debt will be in the form contemplated by Section 3(a), after taking into account the then-applicable Maximum Drawn Support Amount), (1) the proceeds of such Liquidity Injection will be used to repay in whole or in part the Credit Agricole Facility Agreement, (2) such Liquidity Injection shall bear interest at a rate of LIBOR plus 4.25% per annum until the maturity date of the Credit Agricole Facility Agreement and (3) thereafter, such Liquidity Injection shall bear interest at the rate then applicable to Revolving Loans or Convertible Loans, as the case may be, pursuant to the Total Credit Facilities Agreement and taking into account the then-applicable Maximum Drawn Support Amount, and shall be payable in full on the Maturity Date (as defined in the Total Credit Facilities Agreement). Any such Liquidity Injections shall also entitle Total to receive Warrants as provided in Section 3(a)(i) or (ii) depending on the then-applicable Maximum Drawn Support Amount.

(e) Process for Provision of Liquidity Support.

(i) Pursuant to Sections 4(a)(ix) and (x), SunPower is required to indicate to Total from time to time (i) whether an Authorized Officer of SunPower believes that a Liquidity Injection will be required to be made by Total in accordance with the terms of the Liquidity Support Agreement and Section 3(a) of this Agreement and (ii) whether it believes that the representations and warranties of SunPower contained in the Liquidity Support Agreement, this Agreement and any or all of the other Transaction Documents (to the extent such agreements are applicable to the form of such Liquidity Injection pursuant to the terms hereof, and as indicated in writing by Total) are true and correct, except as otherwise disclosed or modified by an attached disclosure schedule (the “Preliminary Disclosure Schedule”).

(ii) Within three (3) Business Days following the delivery to Total of the Preliminary Disclosure Schedule (as such time period may be extended on a day-for-day basis corresponding to the additional time permitted in connection with Alternative Forms of Liquidity Injections pursuant to the last sentence of Section 3(a) of the Liquidity Support Agreement), Total shall indicate in writing to SunPower the form and amount of Liquidity Injection it intends to pursue (the “Preliminary Liquidity Injection Indication”), and, in the event that the Liquidity Injection would be provided under the Total Credit Facilities Agreement, Total shall within the time periods specified in the Total Credit Facilities Agreement deliver to SunPower a Funding Notice (as defined in the Total Credit Facilities Agreement).

(iii) Within two (2) Business Days following the delivery of the Preliminary Liquidity Injection Indication to SunPower, and in any event not later than the date on which a Liquidity Injection is required pursuant to the Liquidity Support Agreement, SunPower shall deliver to Total a certification by an Authorized Officer, on behalf of SunPower, that the representations and warranties of SunPower contained in the Liquidity Support Agreement, this Agreement and any or all of the other Transaction Documents (to the extent such agreements are applicable to the form of such Liquidity Injection pursuant to the terms hereof, and as indicated in writing by Total) are true and correct on and as of the date of such Liquidity Injection, except as otherwise disclosed or modified by an attached disclosure schedule.

Section 4. Covenants of SunPower.

(a) Reporting Requirements. SunPower agrees to deliver to Total:

(i) on every other Thursday (or if such day is not a Business Day, the immediately succeeding Business Day), commencing with the first Thursday following the LSA Effective Date, a weekly cash forecast over the remaining portion of the then-current fiscal quarter, certified by an Authorized Officer of SunPower as being complete in all material respects and prepared in good faith;

(ii) within twenty-five (25) Business Days after the last day of each fiscal quarter ending with the third fiscal quarter of 2012, a cash forecast at each month-end covering the period of three fiscal quarters beginning with the first fiscal quarter following the then-current quarter, including a forecast of the lowest amount of cash at any point during each such quarter and the approximate date upon which such low point will occur, and also an updated cash forecast for the first month of the following fiscal quarter, delivered not later than the last Business Day of the second calendar month of the then-current fiscal quarter, in each case certified by an Authorized Officer of SunPower as being complete in all material respects and prepared in good faith;

(iii) within fifteen (15) Business Days after the last day of each fiscal month beginning with December 2012, a cash forecast at each month-end covering the period of three fiscal quarters beginning with the first fiscal quarter following the then-current quarter, including a forecast of the lowest amount of cash at any point during each such quarter and the approximate date upon which such low point will occur, certified by an Authorized Officer of SunPower as being complete in all material respects and prepared in good faith;

(iv) within fifteen (15) Business Days after the end of each fiscal quarter in 2012, and within ten (10) Business Days after the last day of each fiscal quarter thereafter, a statement setting forth a calculation of all financial ratios under all SunPower Debt Documents as of the last day of the immediately preceding fiscal quarter and forecasts of such ratios for the next three quarters, certified by an Authorized Officer of SunPower as being complete in all material respects and prepared in good faith;

(v) within fifteen (15) Business Days after the last day of each fiscal month that is not the last month of a quarter in 2012, and within ten (10) Business Days thereafter, a forecast setting forth a calculation of all financial ratios under all SunPower Debt Documents for the current fiscal quarter and for the next three quarters, certified by an Authorized Officer of SunPower as being complete in all material respects and prepared in good faith;

(vi) within fifteen (15) Business Days after the end of each fiscal month in 2012, and within ten (10) Business Days after the last day of each fiscal month thereafter, a report in a form to be agreed by SunPower and Total setting forth the terms of all (A) outstanding Indebtedness that is guaranteed by

SunPower as of the end of the immediately preceding calendar month and (B) outstanding parent guarantees issued by SunPower and letters of credit issued to any Person for the account of SunPower (whether cash collateralized, guaranteed or otherwise) as of the end of such monthly period, and forecasts of such Indebtedness guaranteed by SunPower, parent guarantees issued by SunPower and letters of credit issued for the account of SunPower for the next eleven months, certified by an Authorized Officer of SunPower as being complete in all material respects and prepared in good faith;

(vii) promptly after SunPower’s receipt thereof, a copy of any management letter or other material communications received by SunPower or the Contractor from any Person in relation to the PV Plant, including, without limitation, any weekly project report, management weekly dashboard report, executive bi-weekly report, SunPower-prepared progress report, Bechtel monthly progress report, and Beta monthly progress report;

(viii) within fifteen (15) Business Days after the end of each fiscal month in 2012, and within ten (10) Business Days after the last day of each fiscal month thereafter, a monthly business report in a form to be agreed between SunPower and Total covering the previous monthly period, which shall contain in reasonable detail (A) all actual expenses, capital expenditures and revenues of SunPower, (B) reported sales, and (C) such other information as Total may reasonably request, certified by an Authorized Officer of SunPower as being complete in all material respects and prepared in good faith;

(ix) promptly upon obtaining Knowledge thereof, and at least five (5) Business Days before it is required to provide similar notice to DOE, notice of the potential failure of SunPower to satisfy any financial covenants under any SunPower Debt Documents or to maintain a minimum of $100,000,000 in Reported Liquidity and Projected Liquidity as of any date, based in each case on estimated data;

(x) during fiscal 2012, at least three (3) Business Days prior to the date upon which delivery to DOE is required (and not later than twelve (12) Business Days after the end of each fiscal quarter of SunPower), and thereafter at least five (5) Business Days prior to the date upon which delivery to DOE is required (and not later than ten (10) Business Days after the end of each fiscal quarter of SunPower), draft copies of each SunPower Quarterly Certificate that is required to be delivered by SunPower to DOE pursuant to the Liquidity Support Agreement, based on estimated data, together with a certificate substantially in the form of Exhibit C hereto, signed by an Authorized Officer of SunPower, and any other additional documentation reasonably requested by Total, indicating whether SunPower believes that Total will have any funding obligation as a result of the delivery of such SunPower Quarterly Certificate to DOE and, if so, confirming that SunPower believes it will be able to make the required representations and warranties under the documents governing the Revolving Loan, Convertible Loan, Private Placement Agreement or other form of Liquidity Injection (or if there would be exceptions on a disclosure schedule);

(xi) within five (5) Business Days after the last day of each fiscal quarter, a report in a form to be agreed between SunPower and Total specifying, as of the end of such fiscal quarter: (A) the number of shares of SunPower capital stock that are outstanding; (B) the number of shares of SunPower capital stock that are reserved for issuance pursuant to any outstanding warrants, notes, options, restricted stock units, or any other rights to acquire SunPower capital stock or other equity or voting interest in SunPower; and (C) the difference between the authorized capital stock of SunPower and (A) and (B) above; and

(xii) such other information or reports as may be reasonably requested by Total in connection with its obligations pursuant to the Liquidity Support Agreement.

(b) Affirmative Covenants. SunPower agrees to:

(i) consult with Total prior to the release of any information to the DOE relating to the Liquidity Support Agreement or the PV Power Plant (including the financing thereof), including providing drafts of all written communications proposed to be delivered to DOE (A) in the case of communications required to be delivered pursuant to the express terms of the Liquidity Support Agreement, at least five (5) Business Days prior to delivery to DOE and (B) in the case of communications required to be delivered pursuant to the express terms of any other document to which SunPower and DOE are parties, or in response to any additional request from DOE to SunPower for information (as to which request SunPower shall notify Total immediately), as early as possible prior to delivery to DOE, including using best efforts to deliver such drafts at least five (5) Business Days prior to delivery to DOE when such time period is available between the time of DOE’s request for such information and the deadline for DOE’s receipt of such information;

(ii) use commercially reasonable efforts to assist Total in the performance of its obligations under the Liquidity Support Agreement and to conduct, and to act in good faith in conducting, its affairs in a manner such that Total’s obligation under the Liquidity Support Agreement to provide Liquidity Injections will not be triggered or, if triggered, will be minimized (provided that nothing in this Section 4(b)(ii) shall be construed to require SunPower to minimize the amount of a Liquidity Injection required to be provided by Total pursuant to the Liquidity Support Agreement following the occurrence of a Liquidity Support Event);

(iii) at all times that the Liquidity Support Agreement is in effect, utilize the investments, funds and accounts described in the definition of Cash Equivalents in the Liquidity Support Agreement for all cash that may be commercially reasonably invested or held in such investments, funds and accounts, and not to utilize any similar investments, funds or accounts of lesser quality that would not qualify for inclusion as Cash Equivalents for purposes of the Liquidity Support Agreement;

(iv) deposit and maintain as Cash Equivalents all cash proceeds of Liquidity Injections received by SunPower following (or provided in anticipation of) a shortfall in Projected Liquidity for so long as is necessary to ensure that (A) no new Liquidity Injection will be required to cure a shortfall of Reported Liquidity for the fiscal quarter that was the subject of the shortfall in Projected Liquidity and (B) no Liquidity Injection could reasonably be expected to be required to be provided in the future as a result of commercially unreasonable management and deployment of such cash proceeds;

(v) utilize all cash proceeds of Liquidity Injections received by SunPower following (or provided in anticipation of) any breach of a financial covenant of SunPower to cure or prevent such breach and thereafter to manage and deploy any remaining such cash proceeds in a commercially reasonable manner such that no Liquidity Injection could reasonably be expected to be required in the future as a result of a breach by SunPower of the same or similar financial covenants;

(vi) for so long as SunPower is in a forbearance period relating to a failure to meet a financial covenant under any Applicable Indebtedness as described in Section 2(b) of the Liquidity Support Agreement, keep Total actively apprised of the status of the forbearance discussions and provide as much notice as possible of an inability of SunPower to continue to deliver the weekly notice described in Section 2(b) of the Liquidity Support Agreement;

(vii) cause the Contractor to terminate the EPC Contract, pursuant to the terms of the EPC Contract and if and as permitted by SunPower’s and the Contractor’s written agreements with the DOE, upon the bankruptcy or insolvency of HPR II; and

(viii) as soon as reasonably practicable, but no later than 15 days, following the date of this Agreement, SunPower shall prepare and file with the Securities and Exchange Commission (“SEC”) a preliminary information statement on Schedule 14C, and as promptly as possible thereafter, shall prepare and file with the SEC a definitive information statement on Schedule 14C (the “Information Statement”), notifying the stockholders of SunPower, including for purposes of and in accordance with Section 228 of the Delaware General Corporation Law, that Total USA has executed (and Total shall execute prior to the completion of the preliminary Information Statement) a written consent of stockholders approving the issuance of any and all securities pursuant to the Agreement for purposes of the NASDAQ Stock Market Listing Rules. The Information Statement shall comply as to form in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. Total and SunPower will each cooperate with the other in the preparation of the Information Statement. SunPower shall promptly furnish the preliminary Information Statement and the definitive Information Statement, and any amendments or supplements thereto, to Total and give Total and its legal counsel a reasonable opportunity to review and comment on such preliminary and definitive Information Statements, or amendments or supplements thereto, prior to filing with the SEC, and SunPower shall consider in good faith all comments of Total in connection therewith. SunPower shall use its reasonable best efforts to respond as soon as reasonably practicable to any SEC comments with respect to the Information Statement. SunPower will use reasonable best efforts to have the Information Statement cleared by the SEC as promptly as practicable after the filing thereof, and to cause the definitive Information Statement to be mailed to the stockholders of SunPower as promptly as practicable after the Information Statement has been cleared by the SEC or after 10 calendar days have passed since the date of filing of the preliminary Information Statement with the SEC without notice from the SEC of its intent to review the Information Statement. Each of Total and SunPower agree to correct any information provided by it for use in the Information Statement which shall have become false or misleading. SunPower shall as soon as reasonably practicable notify Total of the receipt of any comments from the SEC with respect to the Information Statement and any request by the SEC for any amendment or supplement to the Information Statement or for additional information and shall provide Total with copies of all correspondence between SunPower and its representatives, on the one hand, and the SEC, on the other hand. Total shall be given a reasonable opportunity to participate in the response to any SEC comments and to provide comments on any response (to which reasonable and good faith consideration shall be given), including by participating in any discussions or meetings with the SEC.

Section 5. Representations and Warranties.

(a) SunPower Representations and Warranties. On and as of the date of this Agreement, and as of the date of each Liquidity Injection, SunPower represents and warrants to Total that:

(i) Organization; Powers. SunPower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own its property and assets and to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

(ii) Authorization; Enforceability. The Transactions are within SunPower’s organizational powers and have been duly authorized by all necessary organizational action of SunPower. Each Transaction Document has been duly executed and delivered by SunPower and is a legal, valid and binding obligation of SunPower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity.

(iii) Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, except to the extent that any such failure to obtain such consent or approval or to take any such action, would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Requirement of Law applicable to SunPower, (c) will not violate or result in a default under any other material indenture, agreement or other instrument binding upon SunPower its assets, or give rise to a right thereunder to require any payment to be made by SunPower, and (d) except as contemplated under the Total Credit Facilities Agreement and other Loan Documents, will not result in the creation or imposition of any lien on any asset of SunPower.

(iv) Litigation. Except as disclosed in SunPower’s filings with the SEC from time to time, there are no actions, suits, proceedings or investigations by or before any arbitrator or Governmental Authority pending against or, to the knowledge of SunPower, threatened against or affecting SunPower as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(v) Compliance with Laws and Agreements; Licenses and Permits. SunPower is in compliance with all Requirements of Law applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(vi) Investment Company Status. SunPower is not an “investment company” as defined in, and is not required to be registered under, the Investment Company Act of 1940.

(vii) Taxes. SunPower has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all taxes required to have been paid by it, except (a) taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(viii) Material Agreements. SunPower is not in default in any material respect in the performance, observance or fulfillment of any of its obligations contained in any material agreement to which it is a party, except where such default would not reasonably be expected to have a Material Adverse Effect.

(ix) Disclosure. The exhibits, reports and other writings furnished by or on behalf of SunPower to Total in connection with the negotiation of this Agreement or pursuant to the terms of the Transaction Documents (as modified or supplemented by other information so furnished), taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, SunPower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

(b) Total Representations and Warranties. On and as of the date of this Agreement, Total represents and warrants to SunPower that:

(i) Due Incorporation, Qualification, etc. Total is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation and has requisite power and authority to conduct its business as it is presently being conducted.

(ii) Authority. The execution, delivery and performance by Total of this Agreement and the consummation of the transactions contemplated hereby (A) are within the corporate power and authority of Total and (B) have been duly authorized by all necessary corporate actions on the part of Total.

(iii) Enforceability. This Agreement has been duly executed and delivered by Total and constitutes a legal, valid and binding obligation of Total, enforceable against Total in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

Section 6. Indemnification; Limitation on Liability.

(a) Indemnification. SunPower hereby agrees to indemnify Total and each Related Party of Total (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, Claims, damages, liabilities and related expenses (including all reasonable fees, costs and expenses of outside counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee directly caused by:

(i) the breach by SunPower of any covenant or agreement contained in this Agreement, the Liquidity Support Agreement, any other Transaction Document or any agreement or instrument contemplated hereby or thereby (including without limitation any Guaranty or any Warrant); and

(ii) any actual or prospective Claim, litigation, investigation or proceeding relating to any foregoing breach, whether based on contract, tort or any other theory, regardless of whether any Indemnitee is a party thereto and whether or not any of the transactions contemplated hereunder, under the Liquidity Support Agreement or under any other Transaction Document is consummated, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee;

provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, or (y) arise out of any action, suit or proceeding brought by SunPower against an Indemnitee for such Indemnitee’s gross negligence or willful misconduct, including without limitation any derivative claim brought against an Indemnitee on behalf of SunPower.

(b) Limitation on Liability. Total’s aggregate liability for Claims by SunPower or DOE arising out of or relating to this Agreement and the Liquidity Support Agreement shall in no event exceed an amount equal to the Maximum Support Amount minus the Drawn Support Amount.

Section 7. Termination. This Agreement shall continue in full force and effect for so long as any obligations of SunPower remain outstanding under the Total Credit Facilities Agreement or Private Placement Agreement, any obligations of Total remain outstanding under any Guaranty, or Total has any obligation to provide Liquidity Injections pursuant to the Liquidity Support Agreement.

Section 8. Miscellaneous.

(a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon SunPower or Total under this Agreement shall be in writing and delivered by electronic mail, facsimile, hand delivery, overnight courier service or certified mail, return receipt requested, to each party at the address set forth below (or to such other address most recently provided by such party to the other party). All such notices and communications shall be effective (i) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service, (ii) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt, (iii) when delivered by hand, upon delivery, and (iv) when faxed or emailed, upon confirmation of receipt.

Total:

Total S.A.

2, place Jean Millier

La Défense 6

92400 Courbevoie

France

Attention: Olivier Devouassoux, VP Subsidiary Finance Operations

Telephone: +33 1 47 44 45 64

Facsimile: + 33 1 47 44 48 74

Email: olivier.devouassoux@total.com

With a copy to:

Total S.A.

2, place Jean Millier

La Défense 6

92400 Courbevoie

France

Attention: Christine Souchet, Subsidiary Finance Operations - Gas and Power

Telephone: +33 1 47 44 72 11

Facsimile: +33 1 47 44 47 92

Email: christine.souchet@total.com

With a copy to:

Total S.A.

2, place Jean Millier

La Défense 6

92400 Courbevoie

France

Attention: Jonathan Marsh, Vice President, Legal Director

Mergers, Acquisitions & Finance

Telephone: +33 (0) 1 47 44 74 70

Facsimile: +33 (0)1 47 44 43 05

Email: jonathan.marsh@total.com

SunPower:

SunPower Corporation

77 Rio Robles

San Jose, CA 95134

Attention: Dennis Arriola, Executive Vice President and Chief Financial Officer

Telephone: 408-240-5500

Facsimile: 408-240-5404

E-mail: dennis.arriola@sunpowercorp.com

With a copy to:

SunPower Corporation

77 Rio Robles Street

San Jose, CA 95134

Attention: Navneet Govil, Vice President and Treasurer

Telephone: 408-457-2655

E-mail: navneet.govil@sunpowercorp.com

With a copy to:

SunPower Corporation

1414 Harbour Way South

Richmond, CA 94804

Attention: General Counsel

Telephone: 408-240-5550

Facsimile: 408-240-5404

Email: cjaap@sunpowercorp.com

(b) Nonwaiver. No failure or delay on a party’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(c) Amendments and Waivers. This Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by SunPower and Total. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

(d) Assignments.

(i) Assignment by SunPower. This Agreement may not be assigned by SunPower without the prior written consent of Total, which may be withheld in Total’s sole discretion.

(ii) Assignment by Total. This Agreement may not be assigned by Total without the prior written consent of SunPower, which consent may not be unreasonably withheld, conditioned or delayed.

(iii) Successors and Assigns. No assignment of this Agreement shall be valid until all of the obligations of the assignor hereunder shall have been assumed by the assignee by written agreement delivered to the other party. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

(e) Partial Invalidity; Reinstatement. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(f) Conflicts with Liquidity Support Agreement. In the event of a conflict between the terms of the Liquidity Support Agreement on the one hand, and this Agreement and/or any other Transaction Document on the other hand, this Agreement and/or such Transaction Agreement shall control as between Total (and its Acceptable Affiliates) and SunPower.

(g) Applicable Law; Jurisdiction; Etc.

(i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(ii) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY OTHER PARTY HERETO OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(iii) WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 8(g)(ii). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(iv) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(g).

(h) Counterparts and Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The facsimile, email or other electronically delivered signatures of the parties shall be deemed to constitute original signatures, and facsimile or electronic copies hereof shall be deemed to constitute duplicate originals.

(i) Entire Agreement. The Transaction Documents integrate all of the terms and conditions mentioned therein or incidental to the Transactions and supersede all written or oral negotiations, correspondence, term sheets, summaries and prior agreements of the parties to the Transaction Documents in respect of the subject matter of the Transaction Documents.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Compensation and Funding Agreement to be executed as of the day and year first written above.

SUNPOWER CORPORATION

By:	/s/ Thomas H. Werner
Name: Thomas H. Werner
Title: Chief Executive Officer

TOTAL S.A.

By:	/s/ Patrick de la Chevardiere
Name: Patrick de la Chevardiere
Title: Chief Financial Officer

Exhibit A

Form of Warrant

THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (III) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

SUNPOWER CORPORATION

WARRANT

TO PURCHASE COMMON STOCK

Certificate Number:	Dated:

For value received, Total Gas & Power USA, SAS, a société par actions simplifiée organized under the laws of the Republic of France (the “Investor” and, together with any transferee of the Warrant in accordance with the terms of this Warrant, the “Holder”), is entitled to purchase from SunPower Corporation, a Delaware corporation (together with its successors and assigns, the “Company”), at any time and from time to time after the date set forth above, subject to the conditions set forth in Sections 1.2(f) and 1.2(g), and prior to 5:00 p.m., New York time, on the Expiration Date (as defined below), at the purchase price of $[—]1 per share (as such price may be adjusted pursuant to Section 2, the “Exercise Price”) an aggregate of [—]2 fully-paid and nonassessable shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) (as such shares may be adjusted pursuant to Section 2, the “Warrant Shares”).

This Warrant (this “Warrant”) is being initially issued to the Investor pursuant to a Private Placement Agreement dated [—] (the “Purchase Agreement”) by and between the Company and the Investor, together with a related Terms Agreement, as each may be amended, restated, modified or supplemented from time to time.

Section 1. Term and Exercise of Warrant.

1.1 Term of Warrant. The Holder shall have the right, subject to the conditions set forth in Sections 1.2(f) and 1.2(g), at any time before 5:00 p.m., New York time, on the seventh anniversary of the date hereof, or, if such date is not a Business Day (as defined below), the next Business Day (the “Expiration Date”) to exercise this Warrant in accordance with the terms of this Warrant.

1.2 Exercise of Warrant.

(a) Cash Exercise. Subject to Sections 1.2(f) and 1.2(g), this Warrant may be exercised at any time prior to the Close of Business on the Expiration Date (or if the Expiration Date is not a Business Day, the next Business Day) and from time to time, in whole or in part, upon surrender to the Company, together with the duly

1	Exercise Price to be equal to the 30-Day VWAP (as defined in the Compensation and Funding Agreement) as of the LSA Effective Date (for the warrant specified in Section 2(a) of the Compensation and Funding Agreement) or as of the date of issuance of such Warrant (for the warrants specified in Section 3 of the Compensation and Funding Agreement), as applicable.
2	Warrant Shares to equal amounts specified in Section 2(a) or Section 3, as applicable, as set forth in the Compensation and Funding Agreement.

completed and signed form of notice of exercise (designating thereon the Holder’s election to cash exercise (“Cash Exercise”)) in the form attached (the “Notice of Exercise”), and payment to the Company of the Exercise Price in effect on the date of such exercise for the number of Warrant Shares in respect of which this Warrant is then being exercised; provided, that the Holder may not elect to Cash Exercise this Warrant unless there is available an effective registration statement to cover such transaction or such Holder checks the box on the Notice of Exercise thereby representing to the Private Placement Representations (as defined in the Notice of Exercise). Payment of the aggregate Exercise Price upon exercise pursuant to this Section 1.2(a) shall be made by delivery of a check to the principal executive offices of the Company as provided in Section 7 or, at the Holder’s discretion, by wire transfer of immediately available funds in accordance with written wire transfer instructions to be provided by the Company at the Holder’s request.

(b) Net-Issue Exercise. Subject to Sections 1.2(f) and 1.2(g), in lieu of exercising this Warrant on a cash basis pursuant to Section 1.2(a), the Holder may elect to exercise this Warrant at any time prior to the Expiration Date and from time to time, in whole or in part, on a net-issue basis by electing to receive the number of Warrant Shares which are equal in value to the value of this Warrant (or any portion thereof to be canceled in connection with such Net-Issue Exercise) at the time of any such Net-Issue Exercise, by surrender of this Warrant, together with the duly completed and signed Notice of Exercise (designating the Holder’s election to Net-Issue Exercise (“Net-Issue Exercise”)), to the Company at the principal executive offices of the Company as provided in Section 7. The Notice of Exercise shall be properly marked to indicate (A) the number of Warrant Shares to be delivered to the Holder in connection with such Net-Issue Exercise, (B) the number of Warrant Shares in respect of which this Warrant is being surrendered in payment of the aggregate Exercise Price for the Warrant Shares to be delivered to the Holder in connection with such Net-Issue Exercise, calculated as of the Determination Date (as defined below) and (C) the number of Warrant Shares which remain subject to this Warrant after such Net-Issue Exercise, if any (each as determined in accordance with this Section 1.2(b)). In the event that the Holder elects to exercise this Warrant in whole or in part on a net-issue basis pursuant to this Section 1.2(b), the Company will issue to the Holder the number of Warrant Shares determined in accordance with the following formula:

X = [Y x (A-B)] / A

where:

•	“X” is the number of Warrant Shares to be issued to the Holder in connection with such Net-Issue Exercise;

•	“Y” is the number of Warrant Shares to be exercised, up to the number of Warrant Shares subject to this Warrant;

•	“A” is the Closing Sale Price (as defined below) as of the Determination Date (as defined below) of one share of Common Stock; and

•	“B” is the Exercise Price in effect as of the date of such Net-Issue Exercise (as adjusted pursuant to Section 2).

The “Determination Date” will be the date the Notice of Exercise is given to the Company (determined in accordance with Section 7), or if such date is not a Trading Day, the next succeeding Trading Day.

(c) Fractional Interests. No fractional shares of Common Stock will be issued upon the exercise of this Warrant, but in lieu thereof the Company shall pay therefor in cash an amount equal to the product obtained by multiplying the Closing Sale Price of one share of Common Stock on the Trading Day immediately preceding the date of exercise of the Warrant times such fraction (rounded to the nearest cent).

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(d) Deemed Issuance. Subject to 1.2(c), upon such surrender of the Warrant, delivery of the Notice of Exercise and, in the case of a Cash Exercise pursuant to Section 1.2(a), payment of the Exercise Price, the Company will with all reasonable dispatch (and in no event more than three Business Days from delivery of the Notice of Exercise), in the sole discretion of the Holder and as reflected on the Notice of Exercise, either (i) issue and cause to be delivered a certificate or certificates to and in the name of the Holder, or in the name of such other Person as designated by the Holder, or (ii) establish an electronic book entry at the Transfer Agent in a segregated account established by the Transfer Agent for the Holder’s benefit and registered in the name of Holder, or in the name of such other Person as designated by the Holder, in either case of (i) or (ii), for the number of full shares of Common Stock so purchased upon the exercise of this Warrant, together with a check or cash in respect of any fraction of a share of Common Stock otherwise deliverable upon such exercise, as provided in Section 1.2(c). Such certificate or certificates shall be deemed to have been issued, or such electronic book entry shall be deemed to have been established, and the Person in whose name any such certificates will be issuable, or in whose name the electronic book entry has been registered, upon exercise of this Warrant (as indicated in the applicable Notice of Exercise) will be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of this Warrant and, in the case of a Cash Exercise pursuant to Section 1.2(a), payment of the Exercise Price.

(e) Warrant Exercisable in Whole or in Part. The rights of purchase represented by this Warrant shall be exercisable, at the election of the Holder, either in full or from time to time in part. If this Warrant is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the Expiration Date, a new Warrant of like tenor exercisable for the remaining Warrant Shares may be issued and delivered to the Holder by the Company. This Warrant or any part thereof surrendered in the exercise of the rights thereby evidenced shall thereupon be cancelled by the Company and retired.

(f) Stockholder Approval Condition to Exercise Warrant. The Warrant shall not be exercisable by Holder prior to the date the Company obtains stockholder approval (“Stockholder Approval”) with respect to the issuance of Warrant Shares upon exercise of the Warrant in the manner set forth in the Compensation and Funding Agreement, dated February 28, 2012, between the Company and the Investor.

(g) Holder’s Exercise Limitations. So long as the Company has at least $25 million aggregate principal amount of Convertible Notes outstanding, the Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise as set forth on the Notice of Exercise, the Holder would, directly or indirectly, including through one or more wholly-owned subsidiaries, become the “beneficial owner” (as these terms are defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), of more than 74.99% of the voting power of the Company’s capital stock that is at the time entitled to vote by the holder thereof in the election of the Board of Directors (or comparable body). Upon request by Holder, the Company shall obtain a written statement from its Transfer Agent setting forth the number of shares of Common Stock outstanding.

(h) Listing and Reservation Covenants. On and after the date of such Stockholder Approval, the Company shall (i) cause the Warrant Shares to be approved for listing on the NASDAQ Global Select Market or such other securities exchange or market as the Common Stock is listed from time to time, subject to official notice of issuance and (ii) for as long as this Warrant remains outstanding, at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or shares of Common Stock held in treasury by the Company, for the purpose of effecting the exercise of this Warrant, the number of Warrant Shares then issuable upon the exercise hereof (after giving effect to all anti-dilution adjustments provided for herein). All Warrant Shares delivered upon exercise of this Warrant shall be newly issued shares or shares held in treasury by the Company, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim (except for liens or adverse claims arising from the action or inaction of Holder).

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Section 2. Adjustment of Exercise Price and Warrant Shares.

The Exercise Price and the number of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as set forth below.

2.1 Adjustment for Change in Capital Stock. If, after the Issue Date of the Warrant, the Company:

(a) pays a dividend or makes a distribution payable exclusively in shares of Common Stock on all or substantially all shares of the Company’s Common Stock;

(b) subdivides the outstanding shares of Common Stock into a greater number of shares; or

(c) combines the outstanding shares of Common Stock into a smaller number of shares;

then the Exercise Price will be decreased (or increased with respect to an event in clause (c)) based on the following formula:

R’=	R× OS’
OS

where,

R’ =	the Exercise Price in effect immediately after the Open of Business on the record date for such dividend or distribution, or immediately after the Open of Business on the effective date of such subdivision or combination, as the case may be;

R =	the Exercise Price in effect immediately prior to the Open of Business on the record date for such dividend or distribution, or immediately prior to the Open of Business on the effective date of such subdivision or combination, as the case may be;

OS’=	the number of shares of Common Stock outstanding immediately prior to the Open of Business on the record date for such dividend or distribution, or immediately prior to the Open of Business on the effective date of such subdivision or combination, as the case may be; and

OS =	the number of shares of Common Stock outstanding immediately after the Open of Business on the record date for such dividend or distribution, or immediately after the Open of Business on the effective date of such subdivision or combination, as the case may be.

Such adjustment shall become effective immediately after the Open of Business on the record date for such dividend or distribution, or the effective date for such subdivision or combination, as the case may be. If any dividend or distribution of the type described in this Section 2.1 is declared but not so paid or made, or the outstanding shares of Common Stock are not split or combined, as the case may be, the Exercise Price shall be immediately readjusted, effective as of the date the Company’s board of directors or a duly appointed committee thereof (the “Board of Directors”) determines not to pay such dividend or distribution, or split or combine the outstanding shares of Common Stock, as the case may be, to the Exercise Price that would then be in effect if such dividend, distribution, share split or share combination had not been declared or announced.

2.2 Adjustment for Rights Issue. If, after the Issue Date of the Warrant, the Company distributes any rights, options or warrants (other than pursuant to a Shareholders’ Rights Plan (defined below)) to all or substantially all holders of the Company’s Common Stock entitling them to purchase (for a period not more than 45 days from the record date for such distribution) shares of Common Stock at a price per share less than the

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average of the Closing Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including the Trading Day immediately preceding the record date for such distribution, the Exercise Price shall be decreased in accordance with the formula:

		O+	(	N×P	)
R’=	R×			M

(O+N)

where:

R’ =	the Exercise Price in effect immediately after the Open of Business on the record date for such distribution;

R =	the Exercise Price in effect immediately prior to the Open of Business on the record date for such distribution;

O =	the number of shares of Common Stock outstanding immediately prior to the Open of Business on the record date for such distribution;

N =	the number of additional shares of Common Stock issuable pursuant to such rights, options or warrants;

P =	the per-share offering price payable to exercise such rights, options or warrants for the additional shares plus the per-share consideration (if any) the Company receives for such rights, options or warrants; and

M =	the average of the Closing Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the record date with respect to the distribution.

Such adjustment shall be successively made whenever any such rights, options or warrants are distributed and shall become effective immediately after the Open of Business on the record date for such distribution. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Exercise Price shall be increased to the Exercise Price that would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Exercise Price shall be increased promptly to be the Exercise Price that would then be in effect if such record date for such distribution had not been fixed.

For purposes of this Section 2.2, in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase Common Stock at less than the average of the Closing Sale Prices of Common Stock for each Trading Day in the applicable 10 consecutive Trading Day period, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

2.3 Adjustment for Other Distributions. If, after the Issue Date of the Warrant, the Company distributes to all or substantially all holders of its Common Stock any of its debt or other assets or property (including cash, rights, options or warrants to acquire capital stock of the Company or other securities, but excluding (a) dividends or distributions (including subdivisions) referred to in Section 2.1 and distributions of rights, warrants or options referred to in Section 2.2, (b) rights issued to all holders of Common Stock pursuant to a Shareholders’ Rights Plan, where such rights are not presently exercisable, continue to trade with Common Stock and holders will receive such rights together with Common Stock upon exercise of the Warrant), (c) dividends or

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other distributions paid exclusively in cash (to which Section 2.4 shall apply) and (d) any Spin-off to which the provisions set forth below in this Section 2.3 shall apply) (“Distributed Property”), the Exercise Price shall be decreased, in accordance with the formula:

R’=	R×	M-F
M

where:

R’ =	the Exercise Price in effect immediately after the Open of Business on the record date for such distribution;

R =	the Exercise Price in effect immediately prior to the Open of Business on the record date for such distribution;

M =	the average of the Closing Sale Prices of Common Stock for the 10 consecutive Trading Day period ending on, and including, the record date for such distribution; and

F =	the fair market value, as determined by the Board of Directors, of the portion of the Distributed Property to be distributed in respect of each share of Common Stock immediately as of the Open of Business on the record date for such distribution.

Such adjustment shall become effective immediately prior to the Open of Business on the record date for such distribution. Notwithstanding the foregoing, if “F” as set forth above is equal to or greater than “M” as set forth above, in lieu of the foregoing adjustment, the Holder shall receive, at the same time and up on the same terms as holders of Common Stock, the amount and kind of Distributed Property the Holder would have received had the Holder owned a number of shares of Common Stock issued upon such exercise immediately prior to the record date for such distribution. If such distribution is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors or a committee thereof determines “F” for purposes of this Section 2.3 by reference to the actual or when issued trading market for any Common Stock, it must in doing so consider the prices in such market over the same period used in computing the Closing Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the record date for such distribution.

With respect to an adjustment pursuant to this Section 2.3 where there has been a payment of a dividend or other distribution on the Common Stock in shares of capital stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit, where such capital stock or similar equity interest is listed or quoted (or will be listed or quoted upon consummation of the Spin-off) on a national securities exchange or reasonably comparable non-U.S. equivalent, which is referred to herein as a “Spin-off,” the Exercise Price will be decreased based on the following formula:

R’=	R×	MP
F -MP

R’ =	the Exercise Price in effect immediately after the end of the Valuation Period (as defined below);

R =	the Exercise Price in effect immediately prior to the end of the Valuation Period;

F =	the average of the Closing Sale Prices of the capital stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock over the first 10 consecutive Trading Day period immediately following, and including, the effective date for the Spin-off (such period, the “Valuation Period”); and

MP =	the average of the Closing Sale Prices of the Common Stock over the Valuation Period.

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The adjustment to the Exercise Price under the preceding paragraph of this Section 2.3 will be made immediately after the Close of Business on the last day of the Valuation Period, but will be given effect as of the Open of Business on the effective date for the Spin-off. For purposes of determining the Exercise Price in respect of any exercise during the 10 Trading Days commencing on the effective date for any Spin-off, references within the portion of this Section 2.3 related to “Spin-offs” to 10 consecutive Trading Days shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the effective date for such Spin-off to, but excluding, the relevant Determination Date.

For purposes of this Section 2.3, in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Stock at less than the average of the Closing Sale Prices of the Common Stock for each Trading Day in the applicable 10 consecutive Trading Day period, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

If, prior to a Determination Date, a record date for a Spin-off has been set but the relevant dividend or distribution has not yet resulted in an adjustment to the Exercise Price and an exercising Holder is not entitled to participate in the dividend or distribution with respect to the shares of Common Stock the Holder receives upon exercise (whether because the Holder was not a holder of such shares of Common Stock on the effective date for such dividend or distribution or otherwise), then as promptly as practicable following the Determination Date, the Company will deliver to the Holder a number of additional shares of Common Stock that reflects the increase to the number of Warrant Shares deliverable as a result of the Spin-off.

2.4 Adjustment for Cash Distributions. If, after the Issue Date of the Warrant, the Company makes a distribution to all or substantially all holders of its Common Stock consisting exclusively of cash, the Exercise Price shall be adjusted in accordance with the formula:

R’=	R×	SP - C
SP

R’ =	the Exercise Price in effect immediately after the Open of Business on the record date for such distribution;

R =	the Exercise Price in effect immediately prior to the Open of Business on the record date for such distribution;

SP =	the average oppf the Closing Sale Prices of Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the record date for such distribution; and

C =	the amount in cash per share the Company distributes to holders of Common Stock.

The adjustment shall become effective immediately after the Open of Business on the record date with respect to the distribution.

Notwithstanding the foregoing, if “C” as set forth above is equal to or greater than “SP” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that the Holder shall have the right to receive on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, the amount of cash the Holder would have received had the Holder owned a number of shares exercisable from the Exercise Price on the record date for such distribution. If such dividend or distribution is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such dividend or distribution had not been declared.

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2.5 Adjustment for Company Tender Offer. If, after the Issue Date of the Warrant, the Company or any Subsidiary makes a payment to holders of the shares of Common Stock in respect of a tender or exchange offer, other than an odd-lot offer, by the Company or any of its Subsidiaries for shares of Common Stock, to the extent that the cash and value of any other consideration included in the payment per share of Common Stock exceeds the average of the Closing Sale Prices over the 10 consecutive Trading Day period commencing on, and including the Trading Day immediately following the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Date”), the Exercise Price shall be decreased based on the following formula:

R’=	R×	OS×SP

F+(SP×OS’)

R’ =	the Exercise Price in effect immediately after the Open of Business on the Trading Day immediately following the Expiration Date;

R =	the Exercise Price in effect immediately prior to the Open of Business on the Trading Day immediately following the Expiration Date;

F =	the aggregate fair market value, as determined by the Board of Directors, of all cash and other consideration payable in such tender or exchange offer for shares purchased in such tender or exchange offer, such value to be measured as of the expiration time of the tender or exchange offer (the “Expiration Time”);

OS =	the number of shares of Common Stock outstanding immediately prior to the Expiration Time (prior to giving effect to such tender offer or exchange offer);

OS’ =	the number of shares of Common Stock outstanding immediately after the Expiration Time (after giving effect to such tender offer or exchange offer); and

SP =	the average of the Closing Sale Prices of Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day immediately following the Expiration Date.

The adjustment to the Exercise Price under this Section 2.5 will be made immediately after the Open of Business on the 11th Trading Day following the Expiration Date but will be given effect at the Open of Business on the Trading Day following the Expiration Date. For purposes of determining the Exercise Price, in respect of any exercise during the 10 Trading Days commencing on the Trading Day immediately following the Expiration Date, references within this Section 2.5 to 10 Trading Days shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day following the Expiration Time to, but excluding, the relevant Determination Date.

2.6 When No Adjustment Required. No adjustment need be made as a result of:

(a) the issuance of the rights pursuant to the Company’s adoption of a stockholders rights plan that provides that each share of Common Stock issued upon exercise of the Warrant at any time prior to the distribution of separate certificates representing rights will be entitled to receive the right (a “Stockholder Rights Plan”);

(b) the distribution of separate certificates representing the rights under a Stockholder Rights Plan;

(c) the exercise or redemption of the rights in accordance with any rights agreement under a Stockholder Rights Plan;

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(d) the termination or invalidation of the rights under a Stockholder Rights Plan;

(e) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Stock under any plan;

(f) upon the issuance of any shares of Common Stock or options or rights to purchase or be issued those shares pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries;

(g) ordinary course of business stock repurchases, including structured or derivative transactions pursuant to a stock repurchase program approved by the Board of Directors (but, for the avoidance of doubt, excluding transactions described in Section 2.5);

(h) upon the issuance of any shares of Common Stock or any securities convertible into, or exchangeable for shares of Common Stock, or the right to purchase shares of Common Stock or such convertible or exchangeable securities other than as described in Sections 2.2 or 2.3; or

(i) for a change in the par value of Common Stock.

If any event described in Section 2.6 (a) through (d) occurs, the Holder will receive the rights upon exercise, unless, prior to any exercise, the rights have separated from the Common Stock. If the rights have separated, the Exercise Price will be decreased at the time of separation as provided by Section 2.2 or 2.3, as applicable, subject to readjustment in the event of expiration, termination or redemption of such rights.

Notwithstanding the foregoing, no adjustment need be made to the Exercise Price pursuant to Section 2.1, 2.2, 2.3, 2.4 or 2.5 if the Holder is entitled to participate (as a result of holding this Warrant, and at substantially the same time as Common Stock holders participate), subject to notice of such entitlement to the Holder, in the transaction that would otherwise trigger the applicable adjustment, as if the Holder held a number of shares of Common Stock issuable upon exercise of this Warrant. No adjustment need be made if the Common Stock to be issued upon exercise will actually receive the consideration provided in, or be subject to, the transaction that would otherwise trigger the adjustment.

2.7 Effect of Reclassification, Consolidation, Merger or Sale.

(a) Upon the occurrence of (i) any reclassification of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a split, subdivision or combination covered by Section 2.1), (ii) any consolidation, merger, sale of all or substantially all of the Company’s assets (other than a sale of all or substantially all of the assets of the Company in a transaction in which the holders of Common Stock immediately prior to such transaction do not receive securities, cash or other assets of the Company or any other Person), or (iii) a binding share exchange which reclassifies or changes the outstanding shares of Common Stock, in each case as a result of which the holders of Common Stock shall be entitled to receive cash, securities or other property or assets with respect to or in exchange for such Common Stock (any such event, a “Merger Event”), then at the effective time of the Merger Event, the right to exercise this Warrant will be changed into a right to exercise this Warrant into the type and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such Merger Event would have owned or been entitled to receive (the “Reference Property”) upon such Merger Event. If the Merger event causes the Common Stock to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election), the Reference Property to be received upon exercise will be deemed to be the weighted average of the types and amounts of Reference Property to be received by the holders of Common Stock that affirmatively make such election).

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(b) If the Company consummates a Merger Event, the Company shall promptly provide notice to the Holder briefly describing the Merger Event and stating the type or amount of cash, securities, property or other assets that will comprise the Reference Property after any such Merger Event and any adjustment to be made with respect thereto.

(c) The above provisions of this Section shall similarly apply to successive Merger Events.

2.8 Simultaneous Adjustments. In the event that this Section 2 requires simultaneous adjustments to the Exercise Price under more than one of Sections 2.1, 2.2, 2.3 or 2.4 of this warrant then the Board of Directors of the Company shall make such adjustments to the Exercise Price in good faith and in a commercially reasonable manner.

2.9 Successive Adjustments. After an adjustment to the Exercise Price under this Section 2, any subsequent event requiring an adjustment under this Section 2 shall cause an adjustment to the Exercise Price as so adjusted.

2.10 Limitation on Adjustments. The Company shall not take any action that would result in an adjustment pursuant to the foregoing provisions in this Section 2 if that adjustment would reduce the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Warrant. In no event will the Exercise Price be increased other than as a result of a transaction described in Section 2.1(c).

2.11 Adjustment of Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to this Section 2, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

N’ = N ×(E / E’)

where:

N’ =	the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

N =	the number of Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

E’ =	the adjusted Exercise Price.

E =	the Exercise Price prior to adjustment.

2.12 No Avoidance. If the Company shall enter into any transaction for the purpose of avoiding the provisions of this Section 2, the benefits provided by such provisions shall nevertheless apply and be preserved.

2.13 Notices.

(a) Promptly after any adjustment of the Exercise Price or the number of Warrant Shares issuable hereunder, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail the calculation of such adjustment.

(b) The Company shall give written notice to the Holder at least five (5) Business Days prior to the date on which the Company (I) closes its books or takes a record (a) with respect to any dividend or distribution on the Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock, (c) with respect to any pro rata redemption or similar offer to holders of the Common Stock or (d) for determining rights to vote with respect to any Merger Event, dissolution or liquidation or (II) enters into any transaction that will result in an adjustment of the Exercise Price or the number of Warrant Shares issuable hereunder.

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Section 3. Restriction on Transfer of Warrant and Warrant Shares.

(a) On or after the Issue Date, the Holder may transfer this Warrant or the Warrant Shares to any Person:

(i) pursuant to a registration statement that is, at the time of such transfer, effective under the Securities Act;

(ii) pursuant to Rule 144 promulgated under the Securities Act; or

(iii) in a transaction otherwise exempt from the registration requirements of the Securities Act (subject to the requirements of such exemption).

(b) Notwithstanding the foregoing, the following terms and conditions will apply to each transfer provided for in Section 3(a):

(i) in the case of a transfer pursuant to Section 3(a)(ii) or (iii), as a condition precedent to such transfer, unless otherwise agreed by the Company in writing, the transferor must deliver an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws; and

(ii) no Holder that is subject to the Company’s then-applicable insider trading policy may transfer any of the Warrants or any Warrant Shares except to the extent permitted under such trading policy.

(c) By its acceptance of this Warrant, each Holder (i) shall be deemed to have acknowledged and agreed to the restrictions on transfer described in this Section, and to have acknowledged that the Company will rely upon the truth and accuracy of such acknowledgement and agreement and (ii) agrees to the imprinting of the following legend on any certificate or book-entry evidencing this Warrant and the Warrant Shares:

THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (III) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

(d) Except as provided in Section 3(a) and (b) above, this Warrant, the rights represented hereby and the Warrant Shares may not be transferred in whole or in part by the Holder. In order to effect any transfer or partial transfer of this Warrant, the Holder shall deliver this Warrant to the Company with the notice of transfer in the form attached (the “Notice of Transfer”) completed and duly executed. Upon receipt of Notice of Transfer and the opinion of counsel required by this Section, if any, the Company shall promptly (i) issue to the transferee a new Warrant for the number of Warrant Shares assigned by the Holder, and (ii) to the extent the transfer contemplated by the Notice of Transfer is not for the entire number of Warrant Shares represented by this Warrant, issue to the Holder a replacement Warrant representing the balance of such Warrant.

(e) The Company shall not be required to register any transfer of the Warrants or the Warrant Shares in violation of this Section or applicable securities laws. The Company may, and may instruct any transfer or warrant agent for the Company to, place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section and applicable securities laws.

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Section 4. Taxes. The issuance of certificates for Warrant Shares or the establishment of an electronic book entry upon the exercise of the rights represented by this Warrant will be made without charge to the Holder for any issuance tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate or establishment of an electronic book entry in a name other than that of the Holder.

Section 5. Mutilated or Missing Warrant. If this Warrant shall be mutilated, lost, stolen or destroyed and the Company shall receive evidence thereof and (except with respect to mutilated Warrants returned to the Company) indemnity reasonably satisfactory to it, then the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest. An applicant for such a substitute Warrant shall comply with such other reasonable requirements and pay such reasonable charges as the Company may prescribe, including, without limitation, the execution and delivery of a lost Warrant affidavit and indemnification agreement in a form reasonably satisfactory to the Company and its counsel.

Section 6. No Rights as Stockholder until Exercise. Except as provided in Section 1.2(d), nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

Section 7. Notices. All notices and other communications required or permitted to be given with respect to the Warrant shall be in writing signed by the sender, and shall be considered given: (w) on the date delivered, if personally delivered during normal business hours, or on the next Business Day if delivered after normal business hours of the recipient; (x) on the date sent by telecopier with automatic confirmation of the transmitting machine showing the proper number of pages were transmitted without error, if sent during normal business hours of the recipient, or on the next Business Day if sent after normal business hours; (y) on the Business Day after being sent by Federal Express or another recognized overnight delivery service in time for and specifying next day or next business day delivery; or (z) five (5) Business Days after mailing, if mailed by United States postage-paid certified or registered mail, return receipt requested, in each instance referred to in the preceding clauses (y) and (z) only if all delivery charges are pre-paid. Each such notice or other communication shall be given to the Holder at the address in a Warrant register to be created and maintained by the Company and to the Company at its principal executive offices.

Section 8. No Waivers; Remedies; No Impairment. Prior to the Expiration Date, no failure or delay by the Holder in exercising any right, power or privilege with respect to the Warrant shall operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in the Warrant shall be cumulative and not exclusive of any rights or remedies provided by law. The Company will not, by amendment of its charter or by-laws or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and will at all time in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

Section 9. Amendments. No amendment, modification, termination or waiver of any provision of the Warrant, and no consent to any departure from any provision of the Warrant, shall be effective unless it shall be in writing and signed and delivered by the Company and the Holder. Notwithstanding the foregoing, neither Sections 1.2(f) or 1.2(g), nor this sentence, may be amended.

Section 10. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York that apply to contracts made and performed entirely within such state.

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Section 11. Severability of Provisions: Successors. Any provision of this Warrant that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of the Warrant or affecting the validity or enforceability of the provision in any other jurisdiction. This Warrant shall be binding upon any entity succeeding the Company by merger, consolidation or otherwise. All of the covenants and agreements of the Company shall inure to the benefit of successors and permitted assigns of the Holder.

Section 12. Titles and Subtitles; Section References. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. Unless otherwise stated, references to Sections are to the Sections of this Warrant.

Section 13. Purchase Agreement. The Company will provide any Holder with a copy of the Purchase Agreement upon request.

Section 14. Definitions. For purposes of this Warrant, the following terms have the following meanings:

(a) “Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

(b) “Close of Business” means 5:00 p.m. (New York City time).

(c) “Closing Sale Price” of the Common Stock on any date means the closing per-share sale price (or if no closing per-share sale price is reported, the average of the last bid and ask prices or, if more than one in either case, the average of the average last bid and the average last ask prices) on that date as reported the principal other national or regional securities exchange on which the shares of the Common Stock are then traded. The Closing Sale Price will be determined without reference to after-hours or extended market trading. If the Common Stock is not so listed for trading on the relevant date, then the “Closing Sale Price” of the Common Stock will be the last quoted bid price for Common Stock in the over-the-counter market on the relevant date as reported by Pink OTC Markets Inc. or a similar organization. If the Common Stock is not so quoted, then the “Closing Sale Price” of the Common Stock will be determined by a U.S. nationally recognized independent investment banking firm selected by the Company for this purpose.

(d) “Convertible Notes” means the Company’s 4.75% Senior Convertible Debentures due 2014 and 4.5% Senior Convertible Debentures due 2015.

(e) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f) “Issue Date” means the date on which the Warrant was originally issued or deemed issued as set forth on the face of the Warrant.

(g) “Market Disruption Event” means the occurrence or existence on any Scheduled Trading Day for the Common Stock of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock, and such suspension or limitation occurs or exists at any time within the 30 minutes prior to the closing time of the relevant exchange on such Scheduled Trading Day.

(h) “Open of Business” means 9:00 a.m. (New York City time).

(i) “Person” means any individual, corporation, partnership, company, trust, unincorporated organization or any other form of entity.

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(j) “Scheduled Trading Day” means any day that is scheduled by the applicable exchange to be a Trading Day, provided that if the Common Stock is not listed or traded, then a “Scheduled Trading Day” shall have the same meaning as Business Day.

(k) “Securities Act” means the Securities Act of 1933, as amended.

(l) “Subsidiary” means a Person more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company, or by the Company and one or more other Subsidiaries of the Company.

(m) “Trading Day” means a day on which (i) there is no Market Disruption Event and (ii) trading in the Company’s securities generally occurs on the NASDAQ Global Select Market, or if shares of Common Stock are not listed on the NASDAQ Global Select Market, then as reported by the principal other national or regional securities exchange on which the shares of Common Stock are then traded, or if the Common Stock is not listed or approved for trading on another national or regional securities exchange, on the principal market on which shares of the Common Stock are then traded, provided that if the Common Stock is not so listed or traded, then a “Trading Day” shall have the same meaning as Business Day.

(n) “Transfer Agent” means Computershare Trust Company, N.A., or any successor transfer agent for the Company.

[The next page is the signature page]

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The Company has executed and delivered this Warrant as of the date set forth above.

SUNPOWER CORPORATION

By:
Name:
Title:

Accepted:

TOTAL GAS & POWER USA, SAS

By:
Name:
Title:

Warrant Siganture Page

NOTICE OF EXERCISE

(To Be Completed Only Upon Exercise)

TO:	SunPower Corporation
77 Rio Robles
San Jose, California 95134

1. The undersigned hereby irrevocably elects to exercise the Warrant with respect to                     Warrant Shares pursuant to the terms of the Warrant.

2. If Cash Exercise, check this box ☐: The undersigned tenders herewith full payment of the aggregate cash exercise price equal to $            U.S. Dollars for such shares in accordance with the terms of the Warrant.

3. If Cash Exercise and there is no effective registration statement under the Securities Act to cover the issuance of the Warrant Shares upon such Cash Exercise, check this box ☐: The undersigned hereby makes the representations and warranties set forth in Section 3.2 of the Purchase Agreement as if it were the “Investor” and the Warrant Shares to be issued upon this exercise were the “Securities” (the “Private Placement Representations”).

4. If Net-Issue Exercise, check this box ☐: The undersigned exercises the Warrant on a net-issue basis pursuant to the terms set forth in the Warrant. Net-Issue Information:

(a) Number of Warrant Shares to be Issued to Holder:

(b) Number of Warrant Shares Subject to Warrant Surrendered:

(c) Number of Warrant Shares Remaining Subject to Warrant, if any:

5.(Select one option below):

Please issue a certificate or certificates representing said Warrant Shares in such name or names as specified below:

(Name and Address)

Please establish an electronic book entry at the Transfer Agent in a segregated account established by the Transfer Agent for the benefit of and registered in the name of such name or names as specified below:

(Name and Address)

Determination Date:	By:

(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

NOTICE OF TRANSFER

(To Be Completed Only Upon Transfer)

TO:	SunPower Corporation
77 Rio Robles
San Jose, California 95134

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                     the right represented by this Warrant, to purchase             Warrant Shares.

Please issue a Warrant representing the right to purchase such Warrant Shares in such name or names as specified below:

(Name and Address)

The undersigned requests the Company, by written order to exchange or register the transfer of a Warrant or Warrants, and, to the extent the transfer contemplated by this notice is not for the entire number of Warrant Shares represented by this Warrant, to issue a replacement Warrant in the name of the undersigned representing the balance of such Warrant Shares.

By executing and delivering this Notice of Transfer, the undersigned represents and warrants that transfer contemplated hereby is being made in accordance with Section 3 of this Warrant.

Dated:	By:

(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

Exhibit B

Form of Guaranty

GUARANTY

This GUARANTY (the “Guaranty”), dated                     , is between Total S.A., a société anonyme organized under the laws of the Republic of France (the “Guarantor”), and [BANK], a                                         , having its registered office at                                         (the “Bank”).

RECITALS

WHEREAS, SunPower Corporation (the “Obligor”) is a party to that certain [Credit Agreement, dated as of [                    ]] with the Bank (the “Contract”);

WHEREAS, the Guarantor owns a portion of the equity interest in the Obligor and will receive direct and indirect benefits from the Bank’s performance of the Contract;

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor and the Bank hereby agree as follows:

AGREEMENT

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

1. Guaranty. (a) The Guarantor unconditionally guarantees and promises to pay to the Bank, in accordance with the payment instructions contained in the Contract, on demand after the default by the Obligor in the performance of its payment obligations under the Contract, in lawful money of the United States, any and all Obligations (as hereinafter defined) consisting of payments due to the Bank; provided, however, that the monetary liability of the Guarantor under this Guaranty shall not at any time exceed $            . For purposes of this Guaranty the term “Obligations” shall mean and include all payments, liabilities and obligations owed by the Obligor to the Bank (whether or not evidenced by any note, instrument or agreement and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Contract or otherwise, including without limitation all interest, late fees, charges, expenses, attorneys’ fees and other professionals’ fees chargeable to the Obligor or payable by the Obligor thereunder and any costs of collection hereunder.

(b) Subject to Section 1(f) hereof, this Guaranty is absolute, unconditional, continuing and irrevocable, constitutes an independent guaranty of payment, and is in no way conditioned on or contingent upon any attempt to enforce in whole or in part any of the Obligor’s Obligations to the Bank, the existence or continuance of the Obligor as a legal entity, the consolidation or merger of the Obligor with or into any other entity, the sale, lease or disposition by the Obligor of all or substantially all of its assets to any other entity, or the bankruptcy or insolvency of the Obligor, the admission by the Obligor of its inability to pay its debts as they mature, or the making by the Obligor of a general assignment for the benefit of, or entering into a composition or arrangement with, creditors. If the Obligor fails to pay any Obligations to the Bank that are subject to this Guaranty as and when they are due, the Guarantor shall, subject to any limitation set forth in Section 1(a) hereof, forthwith pay to the Bank all such liabilities or obligations in immediately available funds. Each failure by the Obligor to pay any such liabilities or obligations shall give rise to a separate cause of action, and separate suits may be brought hereunder as each cause of action arises.

(c) The Bank, may at any time and from time to time, without the consent of or notice to the Guarantor, except such notice as may be required by applicable statute which cannot be waived, without incurring responsibility to the Guarantor, and without impairing or releasing the obligations of the Guarantor hereunder, (i) exercise or refrain from exercising any rights against the Obligor or others (including the Guarantor) or otherwise act or refrain from acting, (ii) settle or compromise any Obligations hereby guaranteed and/or any other obligations and liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any obligations and liabilities which may be due to the Bank or others, and (iii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner or in any order any property pledged or mortgaged by anyone to secure or in any manner securing the Obligations hereby guaranteed.

(d) The Bank may not, without the prior written consent of the Guarantor, (i) change the manner, place and terms of payment or change or extend the time of payment of, renew, or alter any Obligation hereby guaranteed, or in any manner modify, amend or supplement the terms of the Contract or any documents, instruments or agreements executed in connection therewith, (ii) take and hold security or additional security for any or all of the obligations or liabilities covered by this Guaranty, or (iii) assign its rights and interests under this Guaranty, in whole or in part.

(e) No invalidity, irregularity or unenforceability of the Obligations hereby guaranteed shall affect, impair, or be a defense to this Guaranty.

(f) This Guaranty may be terminated by the Guarantor at any time and for any reason, at its sole option, upon delivery by the Guarantor to the Bank of a notice of the Guarantor’s election to terminate this Guaranty. Unless terminated earlier, this Guaranty will remain in full force and effect until termination of the Contract. Such expiration or termination of this Guaranty will not, however, affect or reduce the Guarantor’s obligation hereunder for any liability incurred prior to such expiration or termination.

2. Representations and Warranties. The Guarantor represents and warrants to the Bank that (a) the Guarantor is a [société anonyme] duly organized, validly, existing and in good standing under the laws of its jurisdiction of incorporation or formation; (b) the execution, delivery and performance by the Guarantor of this Guaranty are within the power of the Guarantor and have been duly authorized by all necessary actions on the part of the Guarantor; (c) this Guaranty has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; (d) the execution, delivery and performance of this Guaranty do not (i) violate any law, rule or regulation of any governmental authority, or (ii) result in the creation or imposition of any material lien, charge, security interest or encumbrance upon any property, asset or revenue of the Guarantor; (e) no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other person (including, without limitation, the shareholders of the Guarantor) is required in connection with the execution, delivery and performance of this Guaranty, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect; (f) the Guarantor is not in violation of any law, rule or regulation other than those the consequences of which cannot reasonably be expected to have material adverse effect on the ability of the Guarantor to perform its obligations under this Guaranty; and (g) no litigation, investigation or proceeding of any court or other governmental tribunal is pending or, to the knowledge of the Guarantor, threatened against the Guarantor which, if adversely determined, could reasonably be expected to have a material adverse effect on the ability of the Guarantor to perform its obligations under this Guaranty.

3. Waivers. (a) The Guarantor, to the extent permitted under applicable law, hereby waives any right to require the Bank to (i) proceed against the Obligor or any other guarantor of the Obligor’s obligations under the Contract, (ii) proceed against or exhaust any security received from the Obligor or any other guarantor of the Obligor’s Obligations under the Contract, or (iii) pursue any other right or remedy in the Bank’s power whatsoever.

(b) The Guarantor further waives, to the extent permitted by applicable law, (i) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of the Guarantor against the Obligor, any other guarantor of the Obligations or any security; (ii) any setoff or counterclaim of the Obligor or any defense which results from any disability or other defense of the Obligor or the cessation or stay of enforcement from any cause whatsoever of the liability of the Obligor (including, without limitation, the lack of validity or enforceability of the Contract); (iii) any right to exoneration of sureties that would otherwise be applicable; (iv) any right of subrogation or reimbursement and, if there are any other guarantors of the Obligations, any right of contribution, and right to enforce any remedy that the Bank now has or may hereafter have against the Obligor, and any benefit of, and any right to participate in, any security now or hereafter received by the Bank; (v) all presentments, demands for performance, notices of non-performance, notices delivered under the Contract, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Obligations and notices of any public or private foreclosure sale; (vi) the benefit of any statute of limitations; (vii) any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling; and (viii) any right to be informed by the Bank of the financial condition of the Obligor or any other guarantor of the Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations. The Guarantor has the ability to and assumes the responsibility for keeping informed of the financial condition of the Obligor and any other guarantors of the Obligations and of other circumstances affecting such nonpayment and nonperformance risks.

4. Notice of Advances or Defaults. Within ten (10) days after each advance of a loan under the Contract, the Bank will notify the Guarantor of (a) the amount of such loan and (b) the aggregate amount loans that are outstanding under the Contract, after giving effect to such loan. In addition, the Bank will promptly notify the Guarantor of any default under the Contract.

5. Miscellaneous.

(a) Notices. All notices, requests, demands and other communications that are required or may be given under this Guaranty shall be in writing and shall be personally delivered or sent by certified or registered mail. If personally delivered, notices, requests, demands and other communications will be deemed to have been duly given at time of actual receipt. If delivered by certified or registered mail, deemed receipt will be at time evidenced by confirmation of receipt with return receipt requested. In each case notice shall be sent:

if to the Bank, to:

Attention:

if to the Guarantor, to:

Attention:

or to such other place and with such other copies as the Bank or the Guarantor may designate as to itself by written notice to the other pursuant to this Section 5(a).

(b) Nonwaiver. No failure or delay on the Bank’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(c) Amendments and Waivers. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by the Guarantor and the Bank. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

(d) Assignments. This Guaranty shall be binding upon and inure to the benefit of the Bank and the Guarantor and their respective successors and permitted assigns. This Guaranty may not be assigned by the Guarantor without the express written approval of the Bank, which may not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, the Guarantor may, without approval of the Bank, assign this Guaranty to any entity that [minimum credit standards for assignee to be agreed].

(e) Cumulative Rights, etc. The rights, powers and remedies of the Bank under this Guaranty shall be in addition to all rights, powers and remedies given to the Bank by virtue of any applicable law, rule or regulation, the Contract or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Bank’s rights hereunder.

(f) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(h) JURISDICTION. EACH PARTY (A) IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF AND (B) WAIVES ANY OBJECTION WHICH SUCH PARTY MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT.

(i) Jury Trial. EACH OF THE GUARANTOR AND THE BANK, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be executed as of the day and year first written above.

TOTAL S.A.

By
Name:
Title:

[BANK]

By
Name:
Title:

Exhibit C

Form of SunPower Certificate

To:	Total S.A.
2, place Jean Millier
La Défense 6
92400 Courbevoie
France
Attention: Olivier Devouassoux, VP Subsidiary Finance Operations
Telephone: +33 1 47 44 45 64
Facsimile: + 33 1 47 44 48 74
Email: olivier.devouassoux@total.com

Date:

I,             , an Authorized Officer of SunPower Corporation (“SunPower”), hereby deliver this certificate pursuant to Section 4(a)(viii) of the Compensation and Funding Agreement, dated as of             (the “CFA”), by and between SunPower and Total S.A., and certify as follows (capitalized terms used and not otherwise defined below have the meanings given them in the CFA):

1.	This certificate is being delivered to Total in connection with the attached draft SunPower Quarterly Certificate to be delivered in final form to Total and DOE pursuant to the Liquidity Support Agreement within fifteen (15) Business Days after the end of the fiscal quarter ended [ ], 20[ ] (the “Reported Quarter”).

2.	Schedule I to the attached SunPower Quarterly Certificate is a statement setting forth my good faith estimate of the amount of (x) SunPower’s unrestricted cash and Cash Equivalents as of the last Business Day of the Reported Quarter (after payment of all Applicable Indebtedness that has come due in the Reported Quarter) plus (y) unused availability under any committed credit arrangement that was available to SunPower to be used for general corporate purposes, as of the last Business Day of the Reported Quarter.

3.	Schedule II to the attached SunPower Quarterly Certificate is a statement setting forth my good faith estimate of the projected amount as of the last Business Day of the current fiscal quarter, of (a) SunPower’s unrestricted cash and Cash Equivalents (after taking into account all obligations, including under Applicable Indebtedness, that are expected to come due in such fiscal quarter and any projected sales for such fiscal quarter) plus (b) unused availability under any committed credit arrangement that will be available to SunPower to be used for general corporate purposes.

4.	[As of the date hereof, I do not believe that any Liquidity Support Event has occurred that has not been cured.] OR [As of the date hereof, following delivery of the SunPower Quarterly Certificate to Total and DOE pursuant to the Liquidity Support Agreement, I believe that a Liquidity Injection in an estimated amount of $ will be required to be made by Total to SunPower in accordance with the terms of the Liquidity Support Agreement and Section 3(a) of the CFA.]

5.	As of the date hereof, and as of the date of the Liquidity Injection described above, I believe that the representations and warranties of SunPower contained in the Liquidity Support Agreement, the CFA and any other Transaction Document (to the extent such agreements are applicable to the form of such Liquidity Injection as provided herein and as indicated in writing by Total) are and will be true and correct, except as otherwise disclosed or modified by the disclosure schedule attached hereto (the “Disclosure Schedule” and, together with the representations and warranties, the “Representations”). I believe that the Representations and the SEC Documents (as defined in the Private Placement Agreement), when considered together, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

6.	To my knowledge, SunPower has no knowledge of any material nonpublic information regarding SunPower, except as disclosed on the Disclosure Schedule.

Sincerely,

[Authorized Officer]
SunPower Corporation

ANNEX D

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN

SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

REVOLVING CREDIT AND CONVERTIBLE LOAN AGREEMENT

Dated as of February 28, 2012

Between

TOTAL GAS & POWER USA, SAS,

as Lender,

and

SUNPOWER CORPORATION,

as Borrower

-i-

REVOLVING CREDIT AND CONVERTIBLE LOAN AGREEMENT

This REVOLVING CREDIT AND CONVERTIBLE LOAN AGREEMENT (this “Agreement”) dated as of February 28, 2012 is made by and between SunPower Corporation, a Delaware corporation (the “Borrower”) and Total Gas & Power USA, SAS, a société par actions simplifiée organized under the laws of France (the “Lender”).

RECITALS

WHEREAS, Total, S.A., a société anonyme organized under the laws of France and an Affiliate of the Lender (“Total”), and the Borrower have entered into the Liquidity Support Agreement dated February 28, 2012 with the U.S. Department of Energy pursuant to which the Lender has agreed to provide liquidity support to the Borrower in connection with the California Valley Solar Ranch project (the “Liquidity Support Agreement”);

WHEREAS, pursuant to the Compensation and Funding Agreement dated as of February 28, 2012 between Total and the Borrower (the “Funding Agreement”), Total and the Borrower have agreed to various forms of equity and debt liquidity support (which in the case of Total, may be entered into by Total or any of its Affiliates, including the Lender), including extensions of credit hereunder in the form of Revolving Loans and Convertible Loans at any time and from time to time prior to the Maturity Date in an aggregate principal amount at any time outstanding not in excess of $600,000,000;

WHEREAS, subject to Sections 3(d)(ii)(F) and 4(b)(ii)-(v) of the Funding Agreement, the proceeds of the Loans are to be used for general corporate purposes; and

WHEREAS, the Lender is willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein and in the Funding Agreement;

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“30-Day VWAP” has the meaning assigned to such term in the Funding Agreement.

“Affiliate” means, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Rate” means, as for any day with respect to any Loan, the applicable rate per annum set forth below under the caption “Applicable Spread”.

Maximum Drawn Support Amount	Applicable Spread
Equal to or less than $60,000,000	5.00%

Greater than $60,000,000 and less than or equal to $200,000,000	7.00%

Greater than $200,000,000	8.00%

“Authorized Officer” has the meaning assigned to such term in the Liquidity Support Agreement.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” has the meaning assigned to such term in the preamble to this Agreement.

“Business Day” has the meaning assigned to such term in the Liquidity Support Agreement; provided, that when used in connection with determining the LIBO Rate, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Equivalents” has the meaning assigned to such term in the Liquidity Support Agreement.

“Closing Date” means the date on which the conditions specified in Article IV are satisfied (or waived in accordance with Section 9.02).

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any references to any Code section shall include references to the Treasury Regulations promulgated thereunder.

“Commitment” means the commitment of the Lender to make Revolving Loans and Convertible Loans hereunder, as the same may be reduced from time to time pursuant to Section 2.05. The initial amount of the Commitment is $600,000,000.

“Convertible Loan Note” means a convertible promissory note evidencing a Convertible Loan substantially in the form of Exhibit B.

“Convertible Loans” means the convertible loans (a) extended by the Lender to the Borrower pursuant to Section 2.01 or (b) into which Revolving Loans are converted pursuant to Section 2.08(c).

“Credit Agricole Facility Maturity Date” means September 27, 2013.

“Credit Exposure” means the outstanding amount of Loans (including unpaid interest accrued thereon) at such time.

“Dollars” or “$” refers to lawful money of the United States of America.

“Drawn Support Amount” has the meaning assigned to such term in the Funding Agreement.

“Equity Interests” means shares of capital stock, general or limited partnership interests, membership interests in a limited liability company, beneficial interests in a trust, or other equity ownership interests in a Person, and any warrants, options, or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“Event of Default” has the meaning assigned to such term in Article VII.

“Excluded Taxes” means, with respect to the Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise Taxes imposed on (or measured

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by) its net income by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of the Lender, in which its applicable lending office is located, or (b) any branch profits Taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which such recipient is located.

“Fees” means the commitment and guarantee fees required to be paid by the Borrower pursuant to Section 2(c) of the Funding Agreement and all other fees payable by the Borrower under the Funding Agreement.

“Funding Agreement” has the meaning assigned to such term in the recitals to this Agreement.

“Funding Notice” means a notice delivered by the Lender to the Borrower pursuant to Section 2.03 setting out the terms and conditions, including the mix of Revolving Loans and Convertible Loans (as determined pursuant to Section 3 of the Funding Agreement), applicable to the Loans to be made at any time hereunder.

“GAAP” has the meaning assigned to such term in the Funding Agreement.

“Governmental Authority” has the meaning assigned to such term in the Funding Agreement.

“Indebtedness” has the meaning assigned to such term in the Funding Agreement.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Interest Payment Date” means each Interest Reset Date; provided, that if any Interest Reset Date occurs on a date other than a Business Day, the applicable Interest Payment Date shall be the next succeeding Business Day.

“Interest Period” means each period from (and including) each Interest Reset Date and ending on (but excluding) the next succeeding Interest Reset Date.

“Interest Reset Date” means each January 1, April 1, July 1, and October 1 during the term of this Agreement.

“Joint Venture” has the meaning assigned to such term in the Funding Agreement.

“Knowledge” has the meaning assigned to such term in the Liquidity Support Agreement.

“Lender” has the meaning assigned to such term in the preamble to this Agreement.

“LIBO Rate” means the rate that is quoted on the relevant page on Bloomberg L.P.’s (the “Service”) Page BBAM1/(Official BBA USD Dollar Libor Fixings) (or on any successor or substitute page of such Service, or any successor to or substitute for such Service) at or about 11.00 a.m. (London time) on the designated funding date in the relevant Funding Notice as being the interest rate offered in the London Interbank Market for deposits in Dollars for a period of six months; provided, that to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBO Rate” shall be the interest rate per annum reasonably determined by the Lender to be the average of the rates per annum at which deposits in Dollars are offered for a period of six months by the Reference Banks at approximately 11:00 a.m. (London time) on the applicable determination date (or, if not a Business Day, the immediately preceding Business Day). If the LIBO Rate (as determined pursuant to the foregoing provisions of this definition) is less than 0.50%, then the LIBO Rate shall be deemed to be 0.50%.

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“Lien” means, with respect to any asset, (i) any mortgage, deed of trust, lien (statutory or other), pledge, hypothecation, collateral assignment, encumbrance, deposit arrangement, charge or security interest in, on or of such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset, and (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Liquidity Injection” has the meaning assigned to such term in the Liquidity Support Agreement.

“Liquidity Support Agreement” has the meaning assigned to such term in the recitals to this Agreement.

“Liquidity Support Event” has the meaning assigned to such term in the Liquidity Support Agreement.

“Loans” means, collectively, the Convertible Loans and the Revolving Loans.

“Loan Documents” means this Agreement and any promissory notes issued pursuant to this Agreement. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto.

“Margin Stock” has the meaning assigned to such term in Regulation U.

“Material Adverse Effect” has the meaning assigned to such term in the Funding Agreement.

“Maturity Date” means the first Business Day following termination of the Liquidity Support Agreement.

“Maximum Drawn Support Amount” has the meaning assigned to such term in the Funding Agreement.

“Other Taxes” means any and all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

“Permitted Encumbrances” means:

(i) Liens imposed by law for taxes that are not yet due or are being contested in good faith;

(ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in good faith;

(iii) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance, and other social security laws or regulations;

(iv) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance and return of money bonds, bids, leases, government contracts, trade contracts, and other obligations of a like nature (including letters of credit in lieu of any such bonds or to support the issuance thereof), including those incurred pursuant to any law primarily concerning the environment,

(v) preservation or reclamation of natural resources, the management, release or threatened release of any hazardous material or to health and safety matters, in each case in the ordinary course of business as conducted from time to time;

(vi) judgment liens in respect of judgments that do not constitute an Event of Default;

(vii) easements, zoning restrictions, rights-of-way, and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

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(viii) Liens on property or assets of the Borrower or any Subsidiary existing on the Closing Date granted pursuant to agreements existing on the Closing Date and listed on Schedule 1; provided, that such Liens shall secure only those obligations that they secure on the Closing Date and any obligations arising under such agreements after the Closing Date (and permitted extensions, renewals, and refinancings thereof to the extent that the amount of such obligations secured by such Liens is not increased, except in accordance with the then current terms of such agreements);

(ix) purchase money security interests in equipment or other property or improvements thereto hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any Subsidiary (including the interests of vendors and lessors under conditional sale and title retention agreements and similar arrangements for the sale of goods entered into by the Borrower or any Subsidiary in the ordinary course of business as conducted from time to time);

(x) Liens arising out of Capital Lease Obligations, so long as such Liens attach only to the property being leased in such transaction and any accessions thereto or proceeds thereof and related property;

(xi) any interest or title of a lessor under any leases or subleases entered into by the Borrower or any Subsidiary in the ordinary course of business as conducted from time to time;

(xii) Liens that are contractual rights of set-off (A) relating to the establishment of depository relations with banks not given in connection with the issuance or incurrence of Indebtedness, (B) relating to pooled deposit or sweep accounts of the Borrower or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any Subsidiary or (C) relating to purchase orders and other agreements entered into with customers of the Borrower or any Subsidiary in the ordinary course of business;

(xiii) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights;

(xiv) licenses of intellectual property granted in the ordinary course of business;

(xv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(xvi) Liens solely on any cash earnest money deposits made by the Borrower or any Subsidiary in connection with any letter of intent or purchase agreement permitted hereunder;

(xvii) the prior rights of consignees and their lenders under consignment arrangements entered into in the ordinary course of business;

(xviii) Liens arising from precautionary UCC financing statements regarding operating leases;

(xix) Liens on Equity Interests in Joint Ventures held by the Borrower or a Subsidiary securing obligations of such Joint Venture;

(xx) Liens on securities that are the subject of fully collateralized repurchase agreements with a term of not more than 30 days for direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America, Japan or the European Union {or by any agency of any thereof to the extent such obligations are backed by the full faith and credit of such jurisdiction), in each case maturing within one year from the date of acquisition thereof, and entered into with any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(xxi) Liens in favor of customers or suppliers of the Borrower or any Subsidiary on equipment, supplies and inventory purchased with the proceeds of advances made by such customers or suppliers under or securing obligations in connection with supply agreements;

(xxii) Liens that arise by operation of law for amounts not yet due;

(xxiii) existing and future Liens related to or arising from the sale, transfer, or other disposition of rights to solar power rebates in the ordinary course of business as conducted from time to time;

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(xxiv) existing and future Liens in favor of the. Borrower’s bonding company covering materials, contracts, receivables, and other assets which are related to, or arise out of, contracts which are bonded by that bonding company in the ordinary course of the Borrower’s business as conducted from time to time;

(xxv) Liens on Equity Interests in and assets of project finance Subsidiaries of the Borrower or Subsidiaries of the Borrower to secure project finance related Indebtedness;

(xxvi) customary Liens on securities accounts of the Borrower in favor of the securities broker with whom such accounts are maintained, provided that (A) such Liens arise in the ordinary course of business of the Borrower, as applicable, and such broker pursuant to such broker’s standard form of brokerage agreement; (B) such securities accounts are not subject to restrictions against access by the Borrower; (C) such Liens secure only the payment of standard fees for brokerage services charged by, but not financing made available by, such broker and such Liens do not secure Indebtedness for borrowed money; and (D) such Liens are not intended by the Borrower to provide collateral to such broker;

(xxvii) cash collateral securing reimbursement obligations with respect to letters of credit issued to secure liabilities of the Borrower or any Subsidiary incurred in the ordinary course of business; and

(xxviii) other Liens so long as the outstanding principal amount of the obligations secured by such Liens does not exceed (in the aggregate) $10,000,000 at any one time.

“Person” has the meaning assigned to such term in the Funding Agreement.

“Private Placement Agreement” has the meaning assigned to such term in the Funding Agreement.

“Reference Banks” means Deutsche Bank AG, The Bank of Tokyo – Mitsubishi UFJ, Ltd., and JPMorgan Chase Bank, N.A. or such other leading banks as may be appointed by the Lender and approved by the Borrower.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, trustees, employees, agents and advisors of such Person and such Person’s Affiliates.

“Regulation T” means Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof, and any successor provision thereto.

“Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof, and any successor provision thereto.

“Regulation X” means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof, and any successor provision thereto.

“Reported Liquidity” has the meaning assigned to such term in the Liquidity Support Agreement.

“Requirement of Law” has the meaning assigned to such term in the Funding Agreement.

“Revolving Loan Note” means a promissory note evidencing Revolving Loans substantially in the form attached hereto as Exhibit A.

“Revolving Loans” means the revolving loans made by the Lender to the Borrower pursuant to Section 2.01.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of its functions.

“subsidiary” has the meaning assigned to such term in the Funding Agreement.

“Subsidiary” has the meaning assigned to such term in the Funding Agreement.

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“SunPower Debt Documents” has the meaning assigned to such term in the Funding Agreement.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, similar charges or withholdings imposed by any Governmental Authority.

“Tech Credit Agreement” has the meaning assigned to such term in the Funding Agreement.

“Total” has the meaning assigned to such term in the recitals to this Agreement.

“Transaction Documents” has the meaning assigned to such term in the Funding Agreement.

“Transactions” has the meaning assigned to such term in the Funding Agreement.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless otherwise specifically indicated, the term “consolidated” with respect to any Person refers to such Person consolidated with its Subsidiaries. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ARTICLE II

The Loans

SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein and in the Funding Agreement, the Lender agrees to make, at any time and from time to time after the Closing Date, and until the earlier of the Maturity Date and the termination of the Commitment in accordance with the terms hereof, Revolving Loans and Convertible Loans to the Borrower in an aggregate principal amount (including capitalized interest, if any) at any time outstanding that will not result in the Credit Exposure exceeding the Commitment. Within the limits set forth in the preceding sentence and subject to the terms, conditions and limitations set forth herein, the Borrower may borrow, pay or prepay and reborrow Revolving Loans or Convertible Loans.

SECTION 2.02. Loans.

(a) All Revolving Loans shall be in an initial principal amount that is (i) an integral multiple of $1,000,000 and not less than $5,000,000 (unless a lesser amount is specified by Total in the applicable Funding Notice) or (ii) equal to the remaining available balance of the Commitment.

(b) All Convertible Loans shall be in an initial principal amount that is (i) an integral multiple of $1,000,000 and not less than $10,000,000 (unless a lesser amount is specified by Total in the applicable Funding Notice) or (ii) equal to the remaining available balance of the Commitment.

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SECTION 2.03. Funding Notices.

(a) In the event that the Lender elects to provide a Loan to the Borrower pursuant to the Funding Agreement (whether because it is obligated to provide a Liquidity Injection or otherwise), it shall send to the Borrower a Funding Notice (by hand, electronic mail, or facsimile) signed by the Lender or by telephone (to be confirmed promptly by hand delivery, electronic mail, or facsimile of written notice), within four (4) Business Days after the occurrence of the Liquidity Support Event giving rise to the Loan pursuant to Section 3 of the Funding Agreement. The Funding Notice shall contain the following information:

(i) a statement from the Lender that a Liquidity Support Event has occurred and that it is obligated to make a Liquidity Injection into the Borrower in accordance with the terms and conditions of the Liquidity Support Agreement;

(ii) the amount of the Loan to be made by the Lender;

(iii) the initial interest rate applicable to such Loan (as determined pursuant to Section 2.04(a));

(iv) the date that funding of the Loan is required pursuant to the Liquidity Support Agreement (or will otherwise be provided pursuant to the Funding Agreement); and

(v) whether the Loan is to be a Revolving Loan or a Convertible Loan.

(b) Within one (1) Business Day after receipt of such Funding Notice, the Borrower shall confirm to the Lender such receipt either in writing by a confirmation (by hand, electronic mail, or facsimile) signed by the Borrower or by telephone (to be confirmed promptly by hand delivery, electronic mail, or facsimile). Each such confirmation shall either confirm the information contained in the Funding Notice or correct such information as may be necessary to facilitate the making of Loans hereunder. For the avoidance of doubt, the failure of the Borrower to deliver such confirmation will not prevent, delay or otherwise affect the funding of the applicable Loan described in such Funding Notice.

(c) The Lender will deposit the amount of any Loan hereunder directly into the account specified below or to such other account as is specified from time to time by the Borrower to the Lender:

Bank:	Bank of America
ABA Routing Number:	026009593
Account Number:	***
Reference:	SunPower Corporation

SECTION 2.04. Interest Rates; Continuation of Loans.

(a) During the Interest Period in which any Loan is made, such Loan shall bear interest at a rate per annum during the period from and including the date of the funding of such Loan to (and including) the last day of such Interest Period equal to the sum of the LIBO Rate plus the Applicable Rate; provided, that to the extent that an increase in the Maximum Drawn Support Amount pursuant to the Funding Agreement at any time during such Interest Period would cause an increase in the Applicable Rate, the interest rate from and after such time to (and including) the last day of such Interest Period shall equal the sum of the LIBO Rate plus the Applicable Rate (after taking into account such increase in the Maximum Drawn Support Amount during such period); provided, further, that, in the case of any Loan made pursuant to Section 3(d)(ii)(F) of the Funding Agreement, such Loan shall bear interest (i) at a rate per annum during the period from and including the date of funding of such Loan to (but excluding) the Credit Agricole Facility Maturity Date equal to the sum of the LIBO Rate plus 4.25% and

***	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(ii) if the Credit Agricole Facility Maturity Date occurs during the Interest Period during which such Loan is made, at a rate per annum during the period from and including the Credit Agricole Facility Maturity Date to (and including) the last day of such Interest Period equal to the sum of the LIBO Rate plus the Applicable Rate.

(b) At the end of each Interest Period, each Convertible Loan or Revolving Loan, as applicable, outstanding as of such date shall automatically continue as a Convertible Loan or Revolving Loan, as applicable, until the end of the next succeeding Interest Period, and shall bear interest from and including the first day of the applicable Interest Period to (and including) the last day of such Interest Period at a rate per annum equal to the sum of the LIBO Rate plus the Applicable Rate; provided, that to the extent that an increase in the Maximum Drawn Support Amount at any time during any Interest Period would cause an increase in the Applicable Rate, the interest rate from and after such time to (and including) the last day of such Interest Period shall equal the sum of the LIBO Rate plus the Applicable Rate (after taking into account such increase in the Maximum Drawn Support Amount during such period); provided, further, that, in the case of any Loan made pursuant to Section 3(d)(ii)(F) of the Funding Agreement, until the Credit Agricole Facility Maturity Date, such Loan shall continue to bear interest at the interest rate specified in Section 2.04(a).

(c) Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default referred to in paragraphs (a), (b), (e), (f) and (g) of Article VII, all payment obligations of the Borrower (whether for principal, interest, fees, costs, expenses or otherwise) shall bear interest, from and after the date when due until paid in full, at a rate per annum equal at all times to 2% above the interest rate otherwise applicable to such obligations, in each case payable on demand. Payment or acceptance of the increased rates of interest provided for in this Section 2.04(c) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Lender.

(d) Accrued interest on each Loan shall be payable to the Lender in arrears on each Interest Payment Date for such Loan; provided, that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in lieu of paying accrued interest on each Interest Payment Date, the Borrower shall have the option, upon notice to the Lender on or before such Interest Payment Date, to capitalize the amount of interest payable on such Interest Payment Date by increasing (A) if the Maximum Drawn Support Amount at such time (together with the aggregate amount of interest capitalized prior to such time and the amount of such interest to be capitalized) is equal to or less than $60,000,000, the outstanding principal amount of Revolving Loans or (B) if the Maximum Drawn Support Amount at such time (together with the aggregate amount of interest capitalized prior to such time and the amount of such interest to be capitalized) is greater than $60,000,000, the outstanding principal amount of Convertible Loans, in each case, on the relevant Interest Payment Date by the amount of interest payable on such Interest Payment Date; provided, that if the Borrower exercises its option to capitalize the amount of interest payable on any Interest Payment Date, at no additional cost to the Lender, the Borrower shall promptly upon such exercise, issue to the Lender a Warrant, in the form of Exhibit A to the Funding Agreement, which shall be exercisable to purchase an amount of stock of the Borrower equal to (x) if the Maximum Drawn Support Amount at such time (together with the aggregate amount of interest capitalized prior to such time, including the amount capitalized on such Interest Payment Date) is equal to or less than $60,000,000, 20% of the amount of such capitalized interest, or (y) if the Maximum Drawn Support Amount at such time (together with the aggregate amount of interest capitalized prior to such time, including the amount capitalized on such Interest Payment Date) is greater than $60,000,000, 25% of the amount of such capitalized interest, in each case, divided by 30-Day VWAP as of the applicable Interest Payment Date.

(e) All interest hereunder shall be computed on the basis of a year of 360 days. The applicable LIBO Rate shall be determined by the Lender, and such determination shall be conclusive absent manifest error.

SECTION 2.05. Termination and Reduction of Commitment. (a) The Commitment shall automatically terminate on the Maturity Date.

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(b) The Commitment shall be reduced by an amount equal to the sum of, without duplication: (i) the principal amount (plus capitalized interest, if any) of any Indebtedness issued by the Borrower to the Lender or any of its Affiliates pursuant to this Agreement and the Funding Agreement, (ii) the cash purchase price of any equity securities issued by the Borrower to the Lender or any of its Affiliates pursuant to the Funding Agreement and the Private Placement Agreement (including the cash proceeds to the Borrower upon the exercise of a Warrant issued under the Funding Agreement), (iii) the principal amount of Indebtedness of the Borrower covered by a guarantee issued by Total or any of its Affiliates under the Funding Agreement and (iv) the amount of any other Liquidity Injection.

(c) The Borrower shall pay to the Lender on the date of termination of the Commitment all accrued and unpaid Fees relating to the same but excluding the date of such termination.

SECTION 2.06. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Lender the then unpaid principal amount (including capitalized interest, if any) of each Loan on the Maturity Date.

(b) The Lender shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder and the Interest Period applicable thereto, and (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to the Lender hereunder.

(c) The entries made in the accounts maintained pursuant to paragraph (b) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of the Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(d) The Borrower agrees that in addition to the accounts and records maintained pursuant to Section 2.06(b), the Revolving Loans shall be evidenced by a Revolving Loan Note, duly executed on behalf of the Borrower and dated as of the Closing Date. Each Convertible Loan shall be evidenced by a Convertible Loan Note, and promptly upon the funding of any Convertible Loan (or increase in the outstanding amount of Convertible Loans pursuant to Section 2.04(d), the Borrower shall prepare, execute and deliver to the Lender a Convertible Loan Note, dated as of the applicable funding date or Interest Payment Date, as applicable. The Lender may attach schedules to each such note and endorse thereon the amount, date and interest rate of any Loan and any payments with respect thereto.

SECTION 2.07. Optional Prepayment of Revolving Loans. (a) Upon prior notice in accordance with paragraph (b) of this Section, but not more than once per calendar month, so long as (i) the Borrower maintains as of the last day of each fiscal quarter Reported Liquidity of at least $125,000,000, and (ii) no Liquidity Support Event could reasonably be expected to result by reason of this Section 2.07, the Borrower shall have the right at any time and from time to time to prepay any Revolving Loan in whole or in part without premium or penalty; provided that each partial prepayment of a Revolving Loan shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000, and each partial prepayment of a Convertible Loan shall be in an amount that is an integral multiple of $1,000,000 and not less than $10,000,000.

(b) The Borrower shall notify the Lender by telephone (confirmed by facsimile) of any prepayment hereunder not later than 10:00 a.m., New York City time, on the day of prepayment. Each such notice shall be irrevocable (except in the case of a repayment in full of all of the obligations of the Borrower hereunder, which may be conditioned upon the effectiveness of a new financing) and shall specify the prepayment date and the principal amount of each Loan or portion thereof to be prepaid. Prepayments shall be accompanied by accrued interest as required by Section 2.04.

SECTION 2.08. Mandatory Prepayment; Conversion of Revolving Loans. (a) In the event of any termination of the Commitment, the Borrower shall, on the date of such termination, repay or prepay all its outstanding Loans, together with accrued interest thereon, accrued Fees and all other amounts payable to the Lender hereunder.

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(b) If as a result of any partial reduction of the Commitment, the Credit Exposure would exceed the Commitment after giving effect thereto, then the Borrower shall, on the date of such reduction, repay or prepay Loans in an amount sufficient to eliminate such excess.

(c) During any time after the Maximum Drawn Support Amount exceeds $60,000,000, the Lender may, by delivery of written notice to the Borrower, elect to convert all or a portion of the outstanding amount of Revolving Loans into Convertible Loans. Upon exercise of such election, (A) the Lender shall update its accounts and records, including the schedule to the Revolving Loan Note, to reflect the reduction in the outstanding amount of the Revolving Loans and any corresponding increase in the outstanding amount of Convertible Loans, (B) the principal outstanding amount of Revolving Loans so reduced shall be deemed prepaid or repaid, and (C) the Borrower shall issue to the Lender a Convertible Loan Note evidencing any Convertible Loan into which a Revolving Loan has been converted.

(d) The Lender may, at any time and for any reason, demand prepayment of all or any portion of any Loans outstanding as of any date by delivering to the Borrower a request for prepayment that specifies the amount of such requested prepayment and the requested date of such prepayment (which shall be at least ten (10) Business Days after the date of such notice), and the Borrower shall prepay the amount specified in such notice on the date specified in such notice to the extent that after giving effect to, and as of the date of, such requested prepayment the Borrower would maintain Reported Liquidity of at least $150,000,000.

SECTION 2.09. Fees. The Borrower agrees to pay to the Lender the Fees set forth in Section 2(c) of the Funding Agreement.

SECTION 2.10. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all such required deductions (including such deductions applicable to additional sums payable under this Section), the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall timely pay the full amount so deducted to the relevant Governmental Authority in accordance with applicable law. If at any time the Borrower is required by applicable law to make any deduction or withholding from any sum payable hereunder, the Borrower shall promptly notify the Lender upon becoming aware of the same. In addition, the Lender shall promptly notify the Borrower upon becoming aware of any circumstances as a result of which the Borrower is or would be required to make any deduction or withholding from any sum payable hereunder.

(b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) The Borrower shall indemnify the Lender, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Lender on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes (or related penalties, interest, or additions to tax) were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by the Lender shall be conclusive absent manifest error.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Lender.

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(e) If the Lender determines, in its reasonable discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.10, it shall reimburse to the Borrower such amount as the Lender determines to be the proportion (but not more than 100%) of such refund as will leave the Lender (after that reimbursement) in no better or worse position in respect of the worldwide liability for Taxes or Other Taxes of the Lender (including in each case its Affiliates) than it would have been if no such indemnity had been required under this Section.

SECTION 2.11. Payments Generally.

(a) Unless otherwise specified, the Borrower shall make each payment required to be made by it hereunder and under any other Loan Document (whether of principal, interest or fees, or of amounts payable under Section 2.10 or otherwise) prior to 12:00 (noon), New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Lender, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Lender to the applicable account designated to the Borrower by the Lender, except that payments pursuant to Section 2.10 shall be made directly to the Persons entitled thereto. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars. Any payment required to be made by the Lender hereunder shall be deemed to have been made by the time required if the Lender shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Lender to make such payment.

(b) All payments made by the Borrower hereunder shall be applied (i) first, to pay fees, costs and expenses then due and payable under the Loan Documents, (ii) second, to pay any accrued and unpaid interest with respect to any Revolving Loans, (iii) third, to pay the outstanding principal amount (including capitalized interest, if any) of any Revolving Loans, (iv) fourth, to pay any accrued and unpaid interest with respect to any Convertible Loans (provided, that in the event that two or more Convertible Loan Notes are outstanding at any time, payments shall be applied against accrued and unpaid interest under each Convertible Loan Note in reverse order of the dates on which such Convertible Notes were issued), and (v) fifth, to pay the outstanding principal amount (including capitalized interest, if any) of any Convertible Loans (provided, that in the event that two or more Convertible Loan Notes are outstanding at any time, payments shall be applied against the outstanding principal amount of each Convertible Loan Note in reverse order of the dates on which such Convertible Notes were issued).

ARTICLE III

Representations and Warranties

The Borrower makes the representations and warranties set forth in Section 5(a) of the Funding Agreement with the same force and effect as if the same were stated and set forth in this Agreement. In addition, the Borrower represents and warrants to the Lender that:

SECTION 3.01. Ranking. The obligations of the Borrower under the Loan Documents constitute direct, unconditional and unsubordinated obligations of the Borrower, rank and will rank at least pari passu in priority of payment with all other Indebtedness of the Borrower, and are secured to the fullest extent permitted under the SunPower Debt Documents.

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ARTICLE IV

Conditions

The obligations of the Lender to make Loans hereunder are subject to the satisfaction of the following conditions on the Closing Date:

(a) Credit Agreement and other Loan Documents. The Lender (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Lender (which may include facsimile transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement, and (ii) a Revolving Loan Note, duly executed by the Borrower.

(b) Funding Agreement and Related Documents. The Lender (or Total, as applicable) and the Borrower shall have entered into the Liquidity Support Agreement, the Funding Agreement and the Private Placement Agreement, and the Borrower shall have issued to Total the warrant specified in Section 2(a) of the Funding Agreement.

(c) Fees. The Lender shall have received all fees required to be paid on or before the Closing Date.

ARTICLE V

Affirmative Covenants

The Borrower covenants and agrees that, until the Commitment has expired or been terminated and the Loans have been repaid in full:

SECTION 5.01. Funding Agreement and Related Documents. The Borrower will perform such obligations and comply with such covenants, including the provision of notices, certificates and other obligations, as set forth in the Funding Agreement and the other Transaction Documents.

SECTION 5.02. Existence; Conduct of Business. The Borrower will do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, authorizations, qualifications and accreditations material to the conduct of its business, in each case if the failure to do so, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; provided, that the foregoing shall not prohibit any merger, consolidation or other transaction.

SECTION 5.03. Payment of Taxes, Etc. The Borrower will pay and discharge, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges or levies imposed upon it or upon its property or assets or in respect of any of its income, business or franchises before any penalty accrues thereon and (ii) all lawful claims that, if unpaid, might by law become a lien upon its property or assets or in respect of any of its income, business or franchises before any penalty accrues thereon; provided, however, that Borrower shall not be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

SECTION 5.04. Notice of Default. The Borrower shall furnish to the Lender notice of the occurrence of an Event of Default, which notice shall be given within five (5) Business Days after the Knowledge of an Authorized Officer of the Borrower of such occurrence, specifying the nature and extent thereof and, if continuing, the action the Borrower is taking or proposes to take in respect thereof.

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SECTION 5.05. Compliance with Laws. The Borrower will comply in all material respects with all Requirements of Law applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.06. Use of Proceeds. The proceeds of the Loans will be used only for the purposes specified in the introductory statement to this Agreement. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that would entail a violation of Regulation T, U or X.

SECTION 5.07. Ranking. The Borrower will ensure that its payment obligations under this Agreement and the Loans will at all times (a) rank at least pari passu in priority of payment with all other Indebtedness of the Borrower and (b) be secured to the fullest extent permitted under the SunPower Debt Documents.

ARTICLE VI

Limitation on Liens

The Borrower covenants and agrees that, until the Commitment has expired or been terminated and the Loans have been repaid in full, the Borrower shall not create or suffer to exist any Lien on (a) any of its accounts receivable or the resulting credit balances arising from the factoring of accounts receivables, except for Liens granted under the Tech Credit Agreement, on accounts receivable in an aggregate amount not to exceed $50,000,000 at any time and the resulting credit balances arising from the factoring of such accounts receivable, or (b)  any of its other assets or properties, except in any case for Permitted Encumbrances.

ARTICLE VII

Events of Default

If any of the following events (each, an “Event of Default”) shall occur and be continuing:

(a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(b) the Borrower shall fail to pay any interest, fee or other amount (other than an amount referred to in clause (a) of this Article VII) payable under this Agreement or any other Transaction Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days (or in the case of interest, the Borrower shall have failed to exercise its option pursuant to Section 2.04(d) to capitalize the amount of overdue interest or convert the amount of such overdue interest into equity within three Business Days after the applicable Interest Payment Date);

(c) any representation or warranty made by the Borrower (or any of its officers or other representatives) under or in connection with any Transaction Document shall prove to have been incorrect in any material respect when made or deemed to have been made (unless, if the circumstances giving rise to such misrepresentation or breach of warranty are capable of being remedied, the Borrower remedies such circumstances within thirty (30) days after receipt of notice to the Borrower from the Lender or Total specifying such inaccuracy);

(d) the Borrower shall fail to perform or observe any material term, covenant, or agreement contained in any Transaction Document on its part to be performed or observed if such failure shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the Borrower by the Lender or Total, except where such default cannot be reasonably cured within 30 days but can be cured within 60 days, the Borrower has (i) during such 30-day period commenced and is diligently proceeding to cure the same and (ii) such default is cured within 60 days after the earlier of becoming aware of such failure and receipt of notice to the Borrower from the Lender or Total specifying such failure;

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(e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Borrower in an involuntary case or proceeding under any applicable United States federal, state, or foreign bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging the Borrower bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Borrower under any applicable United States federal, state, or foreign law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Borrower, or ordering the winding up or liquidation of the affairs of the Borrower, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of sixty (60) consecutive days;

(f) the commencement by the Borrower of a voluntary case or proceeding under any applicable United States federal, state, or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Borrower to the entry of a decree or order for relief in respect of the Borrower in an involuntary case or proceeding under any applicable United States federal, state, or foreign bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Borrower of a petition or answer or consent seeking reorganization or relief under any applicable United States federal, state, or foreign law, or the consent by the Borrower to the filing of such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Borrower or of any substantial part of the property of, or the making by the Borrower of an assignment for the benefit of creditors, or the admission by the Borrower in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Borrower in furtherance of any such action; or

(g) failure by the Borrower to pay final non-appealable judgments, which (i) remain unpaid, undischarged and unstayed for a period of more than sixty (60) days after such judgment becomes final, and (ii) would have a Material Adverse Effect;

then, and in every such event (other than an event described in clause (e) or (f) of this Article VII), and at any time thereafter during the continuance of such event, the Lender may, by notice to the Borrower, take any of the following actions, at the same or different times: (i) terminate the Commitment and thereupon the Commitment shall terminate immediately, (ii) convert the amount of any outstanding Loans (including interest accrued thereon) into equity of the Borrower at a conversion price equal to the amount of such outstanding Loans, divided by the 30-Day VWAP as of the applicable conversion date, or (iii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided, that upon the occurrence of an event described in clause (e) or (f) of this Article VII, (A) the Commitment shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, without further action of the Lender, and (B) the Lender shall have the option to convert the amount of any outstanding Loans (including interest accrued thereon) into equity of the Borrower at a conversion price equal to the amount of such outstanding Loans, divided by the 30-Day VWAP as of the applicable conversion date. Upon the occurrence and the continuance of an Event of Default, the Lender may exercise any rights and remedies provided to the Lender under the Loan Documents or at law or equity.

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ARTICLE VIII

[Reserved]

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered in accordance with the provisions of Section 8(a) of the Funding Agreement (including method of delivery, recipients, copies and effectiveness); provided that the foregoing shall not apply to notices pursuant to Article II, unless otherwise agreed by the Lender.

SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, to the extent permitted by law, the making of a Loan shall not be construed as a waiver of any Event of Default, regardless of whether the Lender may have had notice or knowledge of such Event of Default at the time.

(b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Lender.

SECTION 9.03. [Reserved].

SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby. Notwithstanding anything to the contrary, this Agreement may not be assigned by the Borrower without the prior written consent of the Lender, which may be withheld in its sole discretion. This Agreement may not be assigned by the Lender without the prior written consent of the Borrower, which consent may not be unreasonably withheld, conditioned or delayed; provided, that any Loan hereunder may be made by the Lender or any Affiliate of the Lender or Total.

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower in the Loan Documents shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitment has not expired or terminated. The provisions of Section 2.10 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitment or the termination of this Agreement or any provision hereof.

SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The facsimile, email or other electronically

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delivered signatures of the parties shall be deemed to constitute original signatures, and facsimile or electronic copies hereof shall be deemed to constitute duplicate originals.

SECTION 9.07. Severability. To the extent permitted by law, any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY OTHER PARTY HERETO OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 9.08(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.08.

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SECTION 9.09. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.10. [Reserved] .

SECTION 9.11. Nonreliance; Violation of Law. The Lender hereby represents that (a) it is not relying on or looking to any Margin Stock for the repayment of the Loans provided for herein and (b) it is not and will not become a “creditor” as defined in Regulation T or a “foreign branch of a broker-dealer” within the meaning of Regulation X. Anything contained in this Agreement to the contrary notwithstanding, the Lender shall not be obligated to extend credit to the Borrower in violation of any Requirement of Law.

SECTION 9.12. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender in accordance with applicable law, the rate of interest payable in respect of such Loan, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to the Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, shall have been received by the Lender.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SUNPOWER CORPORATION

by	/s/ Thomas H. Werner
Name: Thomas H. Werner
Title: Chief Executive Officer

TOTAL GAS & POWER USA, SAS

by	/s/ Arnaud Chaperon
Name: Arnaud Chaperon
Title: President

EXHIBIT A

FORM OF REVOLVING LOAN NOTE

$60,000,000	February 28, 2012
San Jose, California

FOR VALUE RECEIVED, SunPower Corporation, a Delaware corporation (the “Borrower”), hereby promises to pay to the order of Total Gas & Power USA, SAS, a société par actions simplifiée organized under the laws of France (the “Lender”) the principal sum of sixty million Dollars ($60,000,000) or, if less, the then unpaid principal amount of all Revolving Loans (such term and each other capitalized term used herein without definition shall have the meanings ascribed thereto in the Credit Agreement referred to below) made by the Lender to the Borrower pursuant to the Credit Agreement, in Dollars and in immediately available funds, at the office of the Lender designated for payment (the “Payment Office”), on the dates and in the amounts specified in the Credit Agreement.

The Borrower also promises to pay interest in like currency and funds at the Payment Office on the unpaid principal amount of each Revolving Loan made by the Lender from the date of such Revolving Loan until paid at the rates and at the times provided in the Credit Agreement.

This Note is issued pursuant to and is entitled to the benefits of the Revolving Credit and Convertible Loan Agreement, dated as of February 28, 2012, by and between the Borrower and the Lender (as the same may be amended, restated or otherwise modified from time to time, the “Credit Agreement”). As provided in the Credit Agreement, this Note is subject to mandatory repayment prior to the Maturity Date, in whole or in part.

In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder, except as expressly set forth in the Credit Agreement. No failure to exercise, or delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

The Lender is authorized to indorse on the schedules annexed hereto and made a part hereof an appropriate notation evidencing the date and amount of the Revolving Loans evidenced hereby and the date and amount of each payment or prepayment of principal with respect thereto. Each such indorsement shall constitute prima facie evidence of the accuracy of the information indorsed. The failure to make any such indorsement or any error in any such indorsement shall not affect the obligations of the Borrower in respect of the Revolving Loans.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

SUNPOWER CORPORATION

By:
Name:
Title:

Schedule to Note

LOANS AND PAYMENTS OF PRINCIPAL

Date	Amount of Revolving Loan	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

EXHIBIT B

THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (III) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

SUNPOWER CORPORATION

CONVERTIBLE TERM LOAN NOTE

Certificate Number:	U.S. $

Issue Date:                     (the “Issue Date”)

1. Note.

This Convertible Term Loan Note (this “Note”) is being issued by SunPower Corporation, a Delaware corporation (including any successor corporation, the “Company” or “Issuer”) in favor of the Holder (as defined below) pursuant to the Credit Agreement. Capitalized terms used shall have the respective meanings given to those terms in Section 7 hereof or in the Credit Agreement.

2. Principal and Interest.

(a) The Company, for value received, hereby promises to pay to Total Gas & Power USA, SAS, a société par actions simplifiéé organized under the laws of the Republic of France, or its registered permitted assigns that constitute Permitted Holders (the “Holder”), the principal sum of U.S. $        on the Maturity Date, and to pay interest thereon on this Note from the Issue Date at the interest rate and at the times set forth in the Credit Agreement, until repayment in full at the Maturity Date or upon earlier conversion or prepayment.

(b) This Note shall bear interest payable in cash at the rate set forth in the Credit Agreement. Interest on this Note shall be paid in the manner and times set forth in the Credit Agreement.

(c) Payment of the principal of this Note shall be made upon the surrender of this Note to the Company, at its chief executive office (or such other office within the United States as shall be designated by the Company to the Holder hereof) (the “Designated Office”), in U.S. dollars to the Holder in immediately available funds to such bank account or bank accounts as the Holder may from time to time designate in writing prior to such payment date.

3. Conversion.

(a)(1) Subject to the conditions set forth in Section 4 hereof, the Holder of this Note may convert the principal amount of and any accrued and unpaid interest on this Note in whole or in part into Common Stock at any time prior to the close of business on the Maturity Date at the applicable Conversion Price.

The number of shares of Common Stock issuable upon conversion of this Note shall be determined by dividing the principal amount of this Note or portion hereof surrendered for conversion plus any accrued and unpaid interest thereon to the date of conversion by the Conversion Price in effect on the Conversion Date. To convert this Note, the Holder hereof shall: (i) send by facsimile (or otherwise deliver in accordance herewith) a copy of the fully executed conversion notice in the form attached as Exhibit A hereto (the “Conversion Notice”) to the Company and (ii) surrender or cause to be surrendered this Note, duly endorsed or assigned to the Company or in blank, along with a copy of the Conversion Notice as soon as practicable thereafter to the Company. Upon receipt by the Company of a facsimile copy of a Conversion Notice from the Holder, the Company shall as soon as practicable send, via facsimile, a confirmation to the Holder stating that the Conversion Notice has been received, the date upon which the Company expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Company regarding the conversion. The Company shall not be obligated to issue shares of Common Stock upon a conversion unless either this Note is delivered to the Company as provided above, or the Holder notifies the Company or the transfer agent for the Common Stock that this Note has been lost, stolen or destroyed, delivers the documentation to the Company required by Section 8 hereof and provides sufficient indemnity as may be reasonably required by the Company to save the Company harmless for any loss, liability, cost or expense associated with any such loss, stolen or destroyed certificate. Upon conversion, all principal of and unpaid and accrued interest on this Note shall be deemed to be paid in full (rather than cancelled, extinguished or forfeited).

Subject to the above requirements, as promptly as practicable on or after the Conversion Date and in any event within three (3) Business Days of the Conversion Date, the Company shall issue and deliver to the Holder (i) that number of shares of Common Stock issuable upon conversion of the portion of this Note being converted, in the sole discretion of the Holder and as reflected on the Conversion Notice, either (A) in a certificate or certificates to and in the name of the Holder, or in the name of such other Person as designated by the Holder, or (B) through confirmation of the establishment of an electronic book entry at the Transfer Agent in a segregated account established by the Transfer Agent for the Holder’s benefit and registered in the name of Holder, or in the name of such other Person as designated by the Holder, (ii) a new note in the form hereof representing the balance of the principal amount hereof not being converted, if any, and (iii) cash in lieu of any fractional shares pursuant to Section 3(a)(5).

(2) The Holder is not entitled to any rights of a holder of Common Stock until the Holder has converted this Note into Common Stock, and only to the extent this Note is deemed to have been converted into Common Stock pursuant to this Section 3.

(3) This Note shall be deemed to have been converted immediately prior to the close of business on the day of delivery of the Conversion Notice in accordance with the foregoing provisions (such day, the “Conversion Date”), and at such time the rights of the Holder of this Note as the Holder hereof shall cease, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be deemed to be a stockholder of record on the Conversion Date; provided, however, that no surrender of this Note on any date that is not a Business Day shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding Business Day.

(4) If this Note is converted in part, the Company shall execute and deliver to the Holder a new note equal in principal amount to the unconverted portion of this Note.

(5) The Company will not issue fractional shares of Common Stock upon conversion of this Note. In lieu thereof, the Company will pay an amount in cash for the Current Market Value of the fractional shares. The Current Market Value of a fractional share shall be determined (calculated to the nearest 1/100th of a share) by multiplying the Trading Price of the Common Stock on the Trading Day immediately prior to the Conversion Date by such fractional share and rounding the product to the nearest whole cent.

(b) In case at any time after the date hereof:

(1) the Company shall declare a dividend (or any other distribution) on its Common Stock;

(2) the Company shall authorize the granting to all holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of Capital Stock of any class (or of securities convertible into shares of Capital Stock of any class) or of any other rights (other than pursuant to a Stockholder Rights Plan);

(3) there shall occur any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or

(4) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Company,

the Company shall cause to be provided to the Holder of this Note in accordance with the provisions of the Credit Agreement at least twenty (20) days (or ten (10) days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating:

(A) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined; or

(B) the date on which such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, sale, transfer, dissolution, liquidation or winding up.

(c) On and after the date of the Stockholder Approval, the Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Note, the full number of shares of Common Stock then issuable upon the conversion of this Note. The Company covenants that all shares of Common Stock that may be issued upon conversion of this Note will upon issue be fully paid and nonassessable. On and after the date of such Stockholder Approval, the Company shall also cause the shares of Common Stock issuable upon conversion of this Note to be approved for listing on the NASDAQ Global Select Market or such other securities exchange or market as the Common Stock is listed from time to time, subject to official notice of issuance.

(d) Except as provided in the next sentence, the Company will pay any and all taxes (other than taxes on income) and duties that may be payable in respect of the issue or delivery of Common Stock upon conversion of this Note. The Company shall not, however, be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that of the Holder of this Note, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

(e) If any of following events occur:

(1) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), as a result of which holders of Common Stock shall be entitled to receive Capital Stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock;

(2) any merger, consolidation, statutory share exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock; or

(3) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then this Note shall be convertible into the kind and amount of shares of capital stock and other securities or property or assets (including cash) that the Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had this Note been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming the Holder, as a holder of Common Stock, did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance.

The above provisions of this Section shall apply to successive or series of related reclassifications, changes, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances.

4. Conditions to Conversion.

(a) Conversion Triggers. The Holder may convert this Note at the option of the Holder at any time after the first to occur of any of the following conversion triggering events (the “Conversion Triggering Event Date”):

(i) the entire principal amount of this Note (including accrued interest) is not repaid within six months after the Issue Date;

(ii) the ratio of Gross Financial Indebtedness at the end of any completed fiscal quarter following the Issue Date to EBITDA for the four completed fiscal quarters immediately preceding such quarter of the Company exceeds 3.5 to 1.0 (or, for the quarters in the fiscal year ending in 2012, 4.0 to 1.0); or

(iii) the Maximum Drawn Support Amount exceeds $200 million (each of (i), (ii) or (iii), a “Conversion Triggering Event”);

in each case, subject to the terms and conditions of the Credit Agreement and Sections 4(c) and (d) hereof. On or after the Conversion Triggering Event Date, the Holder may convert this Note at any time without regard to any of the Conversion Trigger Events, subject to the terms and conditions of the Credit Agreement and Sections 4(c) and (d) hereof.

(b) Conversion Related to Reborrowed Amounts. Without limiting the foregoing, but subject to Sections 4(c) and (d) hereof, if this Note was issued within six months after another Convertible Loan Note was repaid in full prior to the date that was six months after its date of issuance (such other Convertible Loan Note, the “Applicable Repaid Note”), and if such Applicable Repaid Note was not otherwise converted in full, then an amount up to (i) the principal amount of the Applicable Repaid Note that has been repaid, minus (ii) the principal amount of any other Convertible Loan Note that was converted by operation of this paragraph with respect to the Applicable Repaid Note (but not in excess of the principal amount of this Note), may be converted at the option of the Holder at any time on and after the date that is the number of days after the Issue Date that equals the number of days less than 180 days after the date of issuance of the Applicable Repaid Note that the Applicable Repaid Note was repaid.

(c) Stockholder Approval Condition to Convert Note. This Note shall not be convertible by Holder prior to the date the Company obtains stockholder approval (“Stockholder Approval”) with respect to the issuance of shares of Common Stock upon conversion of this Note in the manner set forth in the Funding Agreement.

(d) Holder’s Conversion Limitations. So long as the Company has at least $25 million aggregate principal amount of Convertible Notes outstanding, the Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to such issuance after conversion as set forth on the Conversion Notice, the Holder would, directly or indirectly, including through one or more wholly-owned subsidiaries, become the “beneficial owner” (as these terms are defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), of more than 74.99% of the voting power of the Company’s capital stock that is at the time entitled to vote by the holder thereof in the election of the Board of Directors (or comparable body). Upon request by Holder, the Company shall obtain a written statement from its Transfer Agent setting forth the number of shares of Common Stock outstanding.

5. Events of Default.

(a) If an Event of Default occurs and is continuing, the Holder, by written notice to the Company, may declare due and payable the principal of this Note plus any accrued and unpaid interest to the date of payment in the manner set forth in the Credit Agreement. Upon a declaration of acceleration, such principal and accrued and unpaid interest to the date of payment shall be immediately due and payable.

(b) If an Event of Default with respect to this Note occurs and is continuing, the Holder may pursue any available remedy by proceeding at law or in equity to collect the defaulted payment or interest due and payable on this Note or to enforce the performance of any provision of this Note.

(c) Notwithstanding any other provision in this Note, the Holder of this Note shall have the right, which is absolute and unconditional, (i) to receive payment of the principal, or interest in respect of this Note, on or after the respective due dates, (ii) except as provided in Section 4(d), to convert this Note in accordance with Section 3, or (iii) to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, and such rights shall not be impaired or affected adversely without the consent of the Holder.

(d) If the Holder has instituted any proceeding to enforce any right or remedy under this Note and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Holder, then and in every such case, subject to any determination in such proceeding, the Company and the Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Holder shall continue as though no such proceeding had been instituted.

(e) Except as otherwise provided herein, no right or remedy conferred in this Note upon the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

(f) No delay or omission of the Holder of this Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Section 5 or by law to the Holder may be exercised from time to time, and as often as may be deemed expedient, by the Holder.

(g) The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Note; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Holder hereof, but will suffer and permit the execution of every such power as though no such law had been enacted.

6. Consolidation, Merger, Etc.

Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer, sale or lease of all or substantially all of the properties and assets of the Company, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Note with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Note in accordance with the provisions of the Credit Agreement.

7. Definitions. Unless otherwise defined in the Credit Agreement, the following capitalized terms shall have the following respective meanings when used herein:

“Applicable Repaid Note” has the meaning set forth in Section 4(b) hereof.

“Common Stock” means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 3(e) hereof, shares assumable on conversion of the Securities shall include only shares of the class designated as Common Stock, par value U.S. $0.001 per share, of the Company at the date of execution of this Note or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company, provided that if at any time there shall be more than one such resulting class, the shares of each such class then so assumable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

“Conversion Date” means the date on which the Holder has satisfied all the requirements to convert this Note pursuant to Section 3(a).

“Conversion Notice” has the meaning set forth in Section 3(a)(1) hereof.

“Conversion Price” shall mean the Trading Price of the Company’s Common Stock on the Trading Day immediately preceding the Conversion Date.

“Conversion Shares” means those shares of Common Stock issuable upon conversion of this Note.

“Convertible Notes” means the Company’s 4.75% Senior Convertible Debentures due 2014 and 4.5% Senior Convertible Debentures due 2015.

“Conversion Triggering Event” has the meaning set forth in Section 4(a) hereof.

“Conversion Triggering Event Date” has the meaning set forth in Section 4(a) hereof.

“Credit Agreement” means that certain Revolving Credit and Convertible Loan Agreement dated February 28, 2012, between the Company and Total Gas & Power USA, SAS, as amended from time to time.

“Current Market Value” means the average of the Trading Prices of the Common Stock on the applicable measurement date.

“Designated Office” has the meaning set forth in Section 2(c) hereof.

“EBITDA” has the meaning set forth in the Funding Agreement.

“Event of Default” has the meaning set forth in the Credit Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

“Gross Financial Indebtedness” has the meaning set forth in the Funding Agreement.

“Holder” has the meaning set forth in Section 2(a).

“Issue Date” has the meaning set forth in the heading of this Note.

“Permitted Holders” means any Affiliates of the Holder.

“Securities Act” means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

“Security Register” means the register or other ledger maintained by the Company that records the record owners of the Securities.

“Stockholder Approval” has the meaning set forth in Section 4(c).

“Trading Day” means:

(i) if the applicable security is listed on the NASDAQ Global Select Market, a day on which the NASDAQ Global Select Market is open for business;

(ii) if that security is not listed on the NASDAQ Global Select Market, a day on which trades may be made on the New York State Exchange;

(iii) if that security is not so listed on the NASDAQ Global Select Market and not listed on the New York Stock Exchange, a day on which the principal U.S. securities exchange on which the securities are listed is open for business; or

(iv) if the applicable security is not so listed, admitted for trading or quoted, any Business Day.

“Trading Price” of a security on any date of determination means:

(i) the closing sales price (or if not closing sales price is reported, the average of the bid and ask prices or, if more than once in either case, the average of the average bid and the average ask prices) as reported by the NASDAQ Global Select Market on such date;

(ii) if such security is not so reported, the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security (regular way) on the New York Stock Exchange on such date;

(iii) if such security is not listed for trading on the NASDAQ Global Select Market or the New York Stock Exchange on any such date, the closing sale price as reported in the composite transactions for the principal U.S. securities exchange on which such security is so listed;

(iv) if such security is not listed on a U.S. national or regional securities exchange, the last price quoted by OTC Markets Group Inc. for such security on such date or, if OTC Markets Group Inc. is not quoting such price, a similar quotation service selected by the Company;

(v) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security on such date from at least two dealers recognized as market-makers for such security selected by the Company for this purpose; or

(vi) if such security is not so quoted, the average of that last bid and ask prices for such security on such date from a dealer engaged in the trading of convertible securities selected by the Company for this purpose.

“Transfer Agent” means Computershare Trust Company, N.A. or any successor transfer agent for the Company.

8. Miscellaneous.

(a) No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest, if any, on this Note at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Note as herein provided.

(b) The Company will give prompt written notice to the Holder of this Note of any change in the location of the Designated Office. Any notice to the Company or to the holder of this Note shall be given in the manner set forth in the Credit Agreement.

(c) Unless otherwise permitted herein, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence.

(d)(1) The transfer of this Note is registrable on the Security Register upon surrender of this Note for registration of transfer at the Designated Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith. Prior to due presentation of this Note for registration of transfer, the Company and any agent of the Company may treat the Person in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

(2) On or after the Issue Date, the Holder may transfer this Note or the Conversion Shares to any Person:

(A) pursuant to a registration statement that is, at the time of such transfer, effective under the Securities Act;

(B) pursuant to Rule 144 promulgated under the Securities Act; or

(C) in a transaction otherwise exempt from the registration requirements of the Securities Act (subject to the requirements of such exemption).

(3) Notwithstanding the foregoing, the following terms and conditions will apply to each transfer provided for in Section 8(e)(2) above:

(A) in the case of a transfer pursuant to Section 8(d)(2)(A) or (B), as a condition precedent to such transfer, unless otherwise agreed by the Company in writing, the transferor must deliver an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws; and

(B) no Holder that is subject to the Company’s then-applicable insider trading policy may transfer any of the Securities or any Conversion Shares except to the extent permitted under such trading policy.

(4) By its acceptance of this Note, each Holder (i) shall be deemed to have acknowledged and agreed to the restrictions on transfer described in this Section, and to have acknowledged that the Company will rely upon the truth and accuracy of such acknowledgement and agreement and (ii) agrees to the imprinting of the following legend on any certificate or book-entry evidencing this Note and the Conversion Shares:

THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (III) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

(5) Upon presentation of this Note for registration of transfer at the Designated Office accompanied by (i) certification by the transferor that such transfer is in compliance with the terms hereof and (ii) by a written instrument of transfer in a form approved by the Company executed by the Holder, in person or by the Holder’s attorney thereunto duly authorized in writing, and including the name, address and telephone and fax numbers of the transferee and name of the contact person of the transferee, this Note shall be transferred on the Security Register, and a new note of like tenor and bearing the same legends shall be issued in the name of the transferee and sent to the transferee at the address and c/o the contact person so indicated. Transfers and exchanges of Securities shall be subject to such additional restrictions as are set forth in the legends on the Securities.

(6) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in the case of loss, theft or destruction, receipt of indemnity reasonably satisfactory to the Company and upon surrender and cancellation of this Note, if mutilated, the Company will deliver a new note of like tenor and dated as of such cancellation, in lieu of such note.

(7) Neither this Note nor any term hereof may be amended or waived orally or in writing, except that any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), upon the approval of the Company and the Holders. Each Holder of this Note by its acceptance hereof acknowledges and agrees that the subordination provisions of this instrument are for the benefit of the holders of the Senior Indebtedness and that, accordingly, no provision of Section 9 hereof may be amended or otherwise modified without the prior written consent of each holder of Senior Indebtedness at such time outstanding.

(e) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated:                     , 20[    ]

SUNPOWER CORPORATION

By:
Name:
Title:

EXHIBIT A

CONVERSION NOTICE

The undersigned holder of this Note hereby warrants and represents that the holder is not currently in possession of any material non-public information in violation of the Company’s Insider Trading policy and irrevocably exercises the option to convert this Note, or any portion of the principal amount hereof below designated, into Common Stock in accordance with the terms of this Note, and directs that such shares, together with a check in payment for any fractional share and any Note representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:
[Holder]

By:
Name:
Title:

If shares are to be registered in the name of a Person other than the holder, please print such Person’s name and address:

Name

Address

Social Security or other Taxpayer Identification Number, if any

If only a portion of the Securities is to be converted, please indicate:

1. Principal amount to be converted: U.S. $

2. Principal amount and denomination of Note representing unconverted principal amount to be issued:

Amount: U.S. $

Denominations: U.S. $            (any integral multiple of U.S. $1,000)

3.(Select one option below):

Please issue a certificate or certificates representing Conversion Shares in such name or names as specified below:

(Name and Address)

Please establish an electronic book entry at the Transfer Agent in a segregated account established by the Transfer Agent for the benefit of and registered in the name of such name or names as specified below:

(Name and Address)

SCHEDULE 1

EXISTING LIENS

1. Continuing Agreement for Standby Letters of Credit and Demand Guarantees, dated September 27, 2011, by and among the Company, Deutsche Bank Trust Company Americas, and Deutsche Bank AG New York Branch.

2. Security Agreement, dated September 27, 2011, by and among the Company, Deutsche Bank Trust Company Americas, and Deutsche Bank AG New York Branch.

3. Mortgage Loan Agreement, dated May 6, 2010, by and among SunPower Philippines Manufacturing Ltd., SPML Land, Inc. and International Finance Corporation, as amended on November 2, 2010.

4. First Amended and Restated Purchase Agreement, dated November 1, 2010, between SunPower North America LLC and Technology Credit Corporation, as amended on January 25, 2011 and April 18, 2011.

5. Term Lease Master Agreement, dated June 14, 2007, between IBM Global Financing and SunPower Philippines Manufacturing, Ltd., as amended on January 15, 2011.

6. Master Agreement to Lease Equipment, dated July 25, 2007, by and between Cisco Systems Capital Corporation and the Company, and Schedules 001-000 and 002-000 thereto.

7. Master Installment Payment Agreement, dated July 20, 2010, between the Company and Banc of America Leasing & Capital, LLC.

8. Value Agreements, between the Company and U.S. Bank, dated each of October 5, 2006, March 13, 2007, September 5, 2008, April 16, 2008 and April 22, 2008.

9. Amended and Restated Master Lease Agreement, dated December 14, 2011, among WF-SPWR I Solar Statutory Trust, Whippletree Solar LLC, certain other designated subsidiaries of Master Lessee and the Lessors party thereto (the “Master Lease”).

10. Security Agreement, dated December 3, 2009, between Solar Star California XII, LLC and Wells Fargo Bank Northwest, N.A. as collateral agent.

11. Security Agreement, dated December 22, 2009, between Solar Star California, VII, LLC and Wells Fargo Bank Northwest, N.A. as collateral agent.

12. Security Agreement, dated July 7, 2010, between Solar Star New Jersey IV, LLC and Wells Fargo Bank Northwest, N.A. as collateral agent.

13. Security Agreement, dated September 28, 2010, between Solar Star YC, LLC and Wells Fargo Bank Northwest, N.A. as collateral agent.

14. Security Agreement, dated April 13, 2011, between Solar Star Arizona I, LLC and Wells Fargo Bank Northwest, N.A. as collateral agent.

15. Security Agreement, dated June 30, 2011, between Solar Star California XVII, LLC and Wells Fargo Bank Northwest, N.A. as collateral agent.

16. Amended and Restated Security Agreement, dated December 23, 2011, between Solar Star California XXI, LLC and Wells Fargo Bank Northwest, N.A. as collateral agent.

17. Amended and Restated Participation Agreement, dated December 14, 2011, among Whippletree Solar LLC, WF-SPWR I Solar Statutory Trust, Wells Fargo Bank Northwest, NA and Wells Fargo Equipment Finance, Inc.

18. WF-SPWR I Solar Statutory Trust, Declaration of Statutory Trust, dated June 24, 2009, between Wells Fargo Bank Northwest, NA, and Wells Fargo Equipment Finance, Inc.

19. Assignment Agreement, dated as of December 21, 2011, between Solar Star California XXII, LLC in favor of PNC Energy Capital, LLC

20. Assignment Agreement, dated as of December 21, 2011, between Solar Star California XXIV, LCC in favor of PNC Energy Capital, LLC

21. Depositary, Collateral Agency and Notice Agency Agreement, dated as of November 9, 2011, among Metropolitan Life Insurance Company, MetLife Capital Credit L.P., Solar Star California XV, LLC, China Lake OL Trust and Wells Fargo Delaware Trust Company, National Association

22. Pledge Agreement, dated November 9, 2011, between Solar Star California SV Parent, LLC and Wells Fargo Delaware Trust Company, National Association

23. Security Agreement, dated November 9, 2011, between Solar Star California SC, LLC and Wells Fargo Delaware Trust Company, National Association

24. Security Agreement, dated July 22, 2011, between SunPower SolarProgram I, LLC and Solar Energy Leasing, LLC.

25. Financing Agreement for the Development or Rehabilitation of Property in Milpitas California for Specified Solar Panel Manufacturing Purposes, dated February 1, 2011, between The Redevelopment Agency of the City of Milpitas and the Company.

26. Capital Equipment and Assistance Agreement, dated as of March 28, 2011, by and between The Redevelopment Agency of the City of San Jose, the City of San Jose and the Company.

27. Escrow Agreement for Security Deposits in Lieu of Retention, dated as of March 24, 2011, by and among SunPower Corporation, Systems, the *** and Wells Fargo Bank, National Association, as escrow agent.

28. Escrow Agreement, dated as of 2010, among SunPower Corporation, Systems, *** and Wells Fargo Bank, National Association, as escrow agent.

29. Agreement, dated April 27, 2009, by and between the Company and Addison Avenue Federal Credit Union (now known as First Technology Federal Credit Union), as amended on January 28, 2011.

30. Reserve Account Agreement, dated January 11, 2012, between SunPower Corporation, First Technology Federal Credit Union and Wells Fargo Bank, N.A.

***	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

ANNEX E

PRIVATE PLACEMENT AGREEMENT

This PRIVATE PLACEMENT AGREEMENT (this “Agreement”), dated as of February 28, 2012, by and between Total Gas & Power USA, SAS, a société par actions simplifiée organized under the laws of the Republic of France (“Investor”), and SunPower Corporation, a Delaware corporation (the “Company”).

BACKGROUND

A. The Company and Investor are parties to that certain Compensation and Funding Agreement dated as of February 28, 2012, which provides that in certain circumstances the Investor shall make Liquidity Injections (as defined in the Compensation and Funding Agreement) to the Company.

B. The Company and Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

C. Pursuant to the Liquidity Support Agreement, Investor may from time to time be required to purchase, and the Company may from time to time be required to sell, upon the terms and conditions stated in this Agreement, (i) Common Shares (as defined below) in the amount set forth from time to time on a Terms Agreement with respect to a particular Closing, together with the preferred stock purchase rights appurtenant thereto issued under the Rights Plan and/or (ii) warrants, in substantially the form attached hereto as Exhibit A (the “Warrants”), to acquire a number of shares of Common Stock (as defined below) in the amount set forth from time to time on a Terms Agreement with respect to a particular Closing (the shares of Common Stock issuable upon exercise or pursuant to the Warrants, together with the preferred stock purchase rights appurtenant thereto issued under the Rights Plan, the “Warrant Shares”), for an aggregate Purchase Price set forth from time to time on a Terms Agreement with respect to a particular Closing.

D. The Common Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Investor agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Affiliation Agreement” means that certain Affiliation Agreement dated April 28, 2011, by and among the parties hereto, as the same has and may be amended from time to time.

“Agreement” has the meaning set forth in the Preamble.

“Board” shall mean the Board of Directors of the Company or any authorized committee thereof.

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in The State of New York are authorized or required by law or other governmental action to close.

“Capital Stock” means Common Stock and Preferred Stock.

“Capitalization Date” has the meaning set forth in Section 3.1(e)(i).

“CFA” means the Compensation and Funding Agreement dated as of the date hereof by and between the Company and Total.

“Closing” means each closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” has the meaning set forth in Section 2.1.

“Company” has the meaning set forth in the Preamble.

“Common Shares” means that number of shares of Common Stock to be issued at a particular Closing as set forth on a Terms Agreement with respect to a particular Closing, together with the preferred stock purchase rights appurtenant thereto issued under the Rights Plan.

“Common Stock” means the common stock, $0.001 par value, of the Company.

“Company Securities” has the meaning set forth in Section 3.1(e)(iii).

“Control” means, as to any Person, the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. The verb “Control” and the term “Controlled” have the correlative meanings.

“Convertible Debentures” has the meaning set forth in Section 3.1(e)(i).

“Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

“DOE” means the U.S. DEPARTMENT OF ENERGY, acting by and through the Secretary of Energy.

“DTC” has the meaning set forth in Section 3.2(k).

“Environmental Laws” has the meaning set forth in Section 3.1(k).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” has the meaning set forth in Section 3.2(c).

“Hazardous Materials” has the meaning set forth in Section 3.1(w).

“Investor” has the meaning set forth in the Preamble.

“Intellectual Property Rights” has the meaning set forth in Section 3.1(v).

“Knowledge” or “knowledge” shall mean, with respect to the Company, the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company after due inquiry.

2

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Liquidity Support Agreement” means the Liquidity Support Agreement dated as of the date hereof by and among Total, the Company and DOE.

“Material Adverse Effect” means any effect that either alone or in combination with any other effect has, or would reasonably be expected to have, a materially adverse effect in relation to the condition (financial or otherwise), properties, assets, liabilities, business, operations, or results of operations of the Company and its Subsidiaries, taken as a whole or the ability of the Company and its Subsidiaries to perform their respective obligations hereunder or to consummate the Transactions.

“Options” means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” means any natural person, general or limited partnership, corporation, limited liability company, joint venture, trust, firm, association or other legal or governmental entity.

“Plans” means the 1996 Stock Plan, the Third Amended and Restated 2005 SunPower Corporation Stock Incentive Plan, and the PowerLight Corporation Common Stock Option and Common Stock Repurchase Plan.

“Preferred Stock” means the Preferred Stock, par value $0.001 per share, of the Company.

“Principal Market” means the Nasdaq Global Select Market.

“Purchase Price” for any Security shall be the amount set forth on a Terms Agreement with respect to a particular Closing with respect to such Security.

“Registration Rights Agreement” means that certain Registration Rights Agreement dated April 28, 2011, by and among the parties hereto, as the same may be amended from time to time.

“Rights Plan” means the Amended and Restated Rights Agreement, dated November 16, 2011, by and between the Company and Computershare Trust Company, N.A., as Rights Agent, including the form of Certificate of Designation of Series A Junior Participating Preferred Stock and the forms of Right Certificates, Assignment and Election to Purchase and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.

“Regulation D” has the meaning set forth in the Preamble.

“Reporting Period” has the meaning set forth in Section 3.1(j).

“Restricted Stock” means shares of Common Stock that constitute unvested restricted stock or are otherwise subject to a right of repurchase or redemption by the Company.

“Restricted Stock Unit” means a bookkeeping entry representing the equivalent of a share of Common Stock.

“Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

“SEC” has the meaning set forth in the Preamble.

“SEC Documents” have the meaning set forth in Section 3.1(j).

3

“Securities” has the meaning set forth in the Preamble.

“Securities Act” has the meaning set forth in the Preamble.

“Shares” means shares of the Company’s Common Stock.

“Solar SPE” means any directly or indirectly owned special purpose vehicles established to facilitate solar system sales in the ordinary course of the Company’s utility and power plant or large commercial business lines.

“Stock Awards” means Options, Restricted Stock and Restricted Stock Units.

“Subsidiary” of any Person means any other Person (a) of which the first Person owns directly or indirectly fifty (50) percent or more of the equity interest in the other Person or (b) of which (or in which) an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, more than 50 percent of the equity interests of which) is directly or indirectly owned or Controlled by the first Person, by such Person with one or more of its Subsidiaries or by one or more of such Person’s other Subsidiaries or (c) in which the first Person has the contractual or other power to designate a majority of the board of directors or other governing body.

“Terms Agreement” for any Security for any Closing shall specify the terms, amount, purchase price and any other pricing term for the issuance of a Security in a Closing in connection with any Liquidity Injection in the form attached hereto as Schedule 1. Each Terms Agreement for a Closing shall be attached hereto as part of Schedule 1.

“Total” means TOTAL S.A., a société anonyme organized under the laws of the Republic of France.

“Trading Day” means (a) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (b) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transactions” means those transactions contemplated by the Transaction Documents.

“Transaction Documents” means (1) this Agreement, including the schedules, annexes and exhibits attached hereto, and the Transfer Agent Instructions and each of the other agreements or instruments entered into or executed by the parties hereto in connection with the transactions contemplated by this Agreement, (2) the Warrants, (3) the Liquidity Support Agreement and (4) all other agreements entered into between the parties, or between the Company and Total, in connection with the Liquidity Support Agreement.

“Transfer Agent” means Computershare Trust Company, N.A., or any successor transfer agent for the Company.

4

“Transfer Agent Instructions” means, with respect to the Company, the Company Transfer Agent Instructions, in substantially the form of Exhibit B, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“Warrant Shares” has the meaning set forth in the Preamble.

“Warrants” has the meaning set forth in the Preamble.

ARTICLE II

PURCHASE AND SALE

2.1 Closing. Subject to the terms and conditions set forth in this Agreement, upon the issuance of the warrant specified in Section 2(a) of the CFA, and in connection with each Liquidity Injection (as defined in the Liquidity Support Agreement) in which Securities are to be issued, the Company shall issue and sell to Investor, and Investor shall purchase from the Company, the Securities set forth in a Terms Agreement with respect to such Closing, which Terms Agreement shall be prepared by the parties and attached for each Closing, for the Purchase Price set forth on the Terms Agreement for such Closing. The date and time of the Closing shall be at 1:00 p.m., New York City Time, on the date upon which such Liquidity Injection is required to occur pursuant to the Liquidity Support Agreement (a “Closing Date”). The Closing shall take place at the offices of the Company’s counsel.

2.2 Closing Deliverables.

(a) At each Closing, the Company shall deliver or cause to be delivered to Investor the following:

(i) a Terms Agreement for such Closing;

(ii) a copy of the Company’s irrevocable instructions to the Transfer Agent instructing the Transfer Agent to establish and credit, on an expedited basis, a restricted book entry at such Transfer Agent evidencing any Common Shares to be issued at such Closing in a segregated account established by the Transfer Agent for the Investor’s benefit and registered in the name of Investor;

(iii) duly executed Transfer Agent Instructions acknowledged by the Company’s transfer agent;

(iv) an opinion of Jones Day, counsel for the Company (“Company Counsel”), dated as of such Closing Date, in substantially the form agreed to between the Investor and the Company;

(v) any Warrant to be issued at such Closing, issued in the name of such Investor, pursuant to which the Investor shall have the right to acquire such number of Warrant Shares set forth on a Terms Agreement for such Closing;

(vi) a Disclosure Schedule with respect to such Closing; and

(vii) such other documents relating to the transactions contemplated by this Agreement as Investor or its counsel may reasonably request.

The Company agrees to deliver to the Investor each item required to be delivered to Investor under this Agreement on or prior to the Closing Date, and such obligation to deliver each item shall survive the purchase by the Investor of Securities on the Closing Date pursuant to the terms of this Agreement and the Terms Agreement.

(b) At each Closing, Investor shall deliver or cause to be delivered to the Company the following:

(i) The Purchase Price, by wire transfer to an account designated in writing to such Investor by the Company for such purpose.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as otherwise disclosed or modified by a disclosure schedule set forth as Exhibit C hereto (which shall be prepared by the Company and delivered to the Investor concurrently with each Closing), Company hereby represents and warrants to Investor as of the date hereof and as of each Closing as follows:

(a) Organization and Qualification. The Company and each Subsidiary is an entity duly organized and validly existing, and the Company is in good standing under the laws of the jurisdiction of its incorporation, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. Each Subsidiary is in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to be so in good standing would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary is in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents, as applicable. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(b) Authorization; Enforcement. The Company has the requisite corporate authority to enter into the Transaction Documents to which it is a party and to consummate the Transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby including, without limitation, the issuance of the Securities, have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts; Consents. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company, the issuance of the Securities, and the consummation by the Company of the Transactions do not, and will not, (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, as applicable, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including, assuming the accuracy of the representations and warranties of Investor set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the

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Company or any Subsidiary is bound or affected, except to the extent that such violation would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations at the Closing under or contemplated by the Transaction Documents, including without limitation the issuance of the Securities, in each case in accordance with the terms hereof or thereof, except for the following consents, authorizations, orders, filings and registrations (none of which is required to be filed or obtained before the Closing): (x) the filing of a Form D with the SEC and any applicable state securities authorities, (y) the filing of a Form 8-K with the SEC announcing the entry into the Transaction Documents and the issuance of the Securities and (z) the shareholder consent to be signed by Investor, the filing of a preliminary and definitive information statement each on Schedule 14C with the SEC, and satisfaction of the requirements of the Principal Market. The Company and its Subsidiaries are unaware of any facts or circumstances that would reasonably be expected to prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

(d) The Common Shares; The Warrant Shares. The Common Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, except for customary and required restrictions on transfer under U.S. federal and state securities laws and will not be subject to preemptive or similar rights of stockholders (other than those rights set forth in the Affiliation Agreement). The Warrant Shares are duly authorized and, when issued upon exercise of the Warrants in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, except for customary and required restrictions on transfer under U.S. federal and state securities laws and will not be subject to preemptive or similar rights of stockholders (other than those rights set forth in the Affiliation Agreement).

(e) Capitalization. The Disclosure Schedule for each Closing shall set forth substantially the information called for by the following subsections (i) through (iii) as of a date within one week prior to such Closing:

(i) The authorized capital stock of the Company consists of (A) 367,500,000 shares of Common Stock and (B) 10,000,000 shares of Preferred Stock. As of the close of business on February 14, 2012 (the “Capitalization Date”): (1) 119,161,631 shares of Common Stock were issued and outstanding, of which none were unvested and subject to a right of repurchase as of such date, (2) no shares of Preferred Stock were issued and outstanding and (3) there were 1,402,205 shares of Capital Stock held by the Company as treasury shares. As of the close of business on the Capitalization Date, with respect to the Plans, (x) there were outstanding Options to purchase or otherwise acquire (I) 481,354 shares of Common Stock, of which 438,854 were exercisable or vested as of such date and (II) there were outstanding Restricted Stock Units covering 7,087,700 shares of Common Stock (including performance based Restricted Stock Units). As of the close of business on the Capitalization Date, there were 14,917,846 shares of Common Stock reserved for issuance pursuant to the convertible debentures disclosed in the SEC Documents (“Convertible Debentures”), 0 shares of Common Stock reserved for issuance pursuant to any convertible notes issued to Investor, and 19,808,441 shares of Common Stock reserved for issuance pursuant to warrants. All outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of any preemptive rights.

(ii) The Company has reserved 14,296,667 shares of Common Stock under Plans.

(iii) Except as set forth in clauses (i) and (ii) above or on Schedule 3.1(e)(iii), as of the close of business on the Capitalization Date, there are (A) no outstanding shares of capital stock of, or other equity or voting interest in, the Company, (B) no outstanding securities issued by the Company that are convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company, (C) no outstanding options, warrants, rights or other commitments or agreements to acquire from the Company, or that obligates the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or

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exchangeable for shares of capital stock of, or other equity or voting interest in, the Company, (D) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company (the items in clauses (A), (B), (C) and (D), together with the capital stock of the Company, being referred to collectively as “Company Securities”) and (E) no other obligations of the Company or any of its Subsidiaries or Solar SPEs to make any payments based on the price or value of any Company Securities. There are no outstanding agreements of any kind which obligate the Company or any of its Subsidiaries or Solar SPEs to repurchase, redeem or otherwise acquire any Company Securities.

(f) Absence of Litigation. There are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of its Subsidiaries is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Principal Market), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect.

(g) No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(h) No Integrated Offering under Securities Act. Assuming the accuracy of the Investor’s representations and warranties set forth in Section 3.2 hereof, none of the Company, any of its affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise. None of the Company, its affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the issuance of any of the Securities under the Securities Act.

(i) Application of Takeover Protections; Rights Agreement. The Company and its Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under The Rights Agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation or the laws of the State of Delaware which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Issuer’s ownership of the Securities. The Rights Plan has not been amended, rescinded or modified since the date it was entered into. The resolutions set forth on Schedule D of the Affiliation Agreement have not been amended, rescinded or modified since their adoption, and no further action is necessary in connection with the issuance of the Securities to waive the implications of Section 203 of the DGCL to Parent, Terra, any Terra Controlled Corporation and any Transferee (as such terms are defined in the Affiliation Agreement).

(j) SEC Documents; Financial Statements. Since January 2, 2011 (the “Reporting Period”), the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed during the Reporting Period or prior to the date of the Closing and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or made available to the Investor or their respective representatives true, correct and complete copies of the SEC Documents to the extent such documents are not available on the EDGAR system, if any, and that have been requested by the Investor. As of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), the SEC Documents complied in all material respects with the requirements of

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the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents or in any disclosure schedules, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made not misleading.

(k) Absence of Certain Changes. Since the date of the most recent balance sheet included in the SEC Documents, there has been no Material Adverse Effect on the Company. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3.1(k), “Insolvent” means, with respect to any Person, (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness, (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is currently proposed to be conducted.

(l) Conduct of Business; Regulatory Permits. The Company is not in material violation of any term of or in default under its certificate of incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or its bylaws. The Company is not in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company, and the Company will not conduct its business in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company is not in material violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting of the Common Stock by the Principal Market in the foreseeable future. Since January 2, 2011, (i) the Common Stock has been designated for quotation or included for listing on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to its business, except where the failure to possess such certificates, authorizations or permits could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(m) Principal Market Approval. The Company has obtained or will obtain all required shareholder approvals under the rules, regularities or requirements of the Principal Market with respect to the issuance and sale of the Securities to the Investor prior to the Closing Date.

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(n) Foreign Corrupt Practices. As of the date of the filing of the Company’s most recent periodic report on either Form 10-Q or Form 10-K with the SEC, neither the Company nor any director or officer, nor to the Company’s knowledge, any Subsidiary, any agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation in any material respect of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(o) Sarbanes-Oxley Act. The Company is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(p) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has not been refused any insurance coverage sought or applied for and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would, individually or in the aggregate, not have a Material Adverse Effect.

(q) Employee Relations.

(i) Except as disclosed in the SEC Documents, no executive officer of the Company is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters.

(ii) The Company, to its knowledge, is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(r) Title. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

(s) Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use or could obtain on commercially reasonable terms all trademarks, service marks and all applications and registrations therefor, trade names, patents, patent rights, copyrights, original works of authorship, inventions, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct its business as conducted on the date of this Agreement, except for such Intellectual Property Rights, the inability to use would not, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of the Company, no product or service of the Company infringes the Intellectual Property Rights of others which would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the

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Company regarding (i) its Intellectual Property Rights, or (ii) that the products or services of the Company infringe the Intellectual Property Rights of others. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights.

(t) Environmental Laws. The Company (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(u) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, the Company (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(v) Internal Accounting and Disclosure Controls. Except as described in the SEC Documents, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as disclosed in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

(w) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to, individually or in the aggregate, have a Material Adverse Effect.

(x) Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” a company controlled by an “investment company” or an

“affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

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(y) Form S-3 Eligibility. The Company is eligible to register the Common Shares and the Warrant Shares for resale by the Investor using Form S-3 promulgated under the Securities Act in accordance with the provisions of the Registration Rights Agreement.

(z) Manipulation of Price. The Company has not, and to its knowledge (assuming the accuracy of the Investor’s representations and warranties set forth in Section 3.2 hereof) no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

3.2 Representations and Warranties of Investor. Investor hereby represents and warrants to the Company as of the date hereof and as of each Closing as follows:

(a) Organization; Authority. Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into the Transaction Documents to which it is a party and to consummate the Transactions and otherwise to carry out its obligations hereunder and thereunder. The purchase by Investor of the Securities hereunder and the consummation of the Transactions have been duly authorized by all necessary corporate, partnership or other action on the part of Investor. This Agreement and the Transaction Documents to which Investor is a party or has or will execute have been duly executed and delivered by Investor and constitutes the valid and binding obligation of Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Public Sale or Distribution. Investor is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and Investor does not have a present arrangement to effect any distribution of the Securities to or through any person or entity.

(c) Investor Status. Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an entity engaged in the business of being a broker dealer. Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of the FINRA or an entity engaged in the business of being a broker dealer. Investor is a resident of the following jurisdiction: France.

(d) General Solicitation. Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement.

(e) Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Investor understands that it must bear the economic risk of this investment in the Securities indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

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(f) Access to Information. Investor acknowledges that it has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information (other than material non-public information) about the Company and each Subsidiary and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Investor acknowledges receipt of copies of the SEC Documents.

(g) No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(h) No Conflicts. The execution, delivery and performance by Investor of this Agreement and the consummation by Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Investor, except in the case of clauses (ii) and (iii) above, for such that would not result in a Material Adverse Effect and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby or perform its obligations hereunder.

(i) Reliance on Exemptions. Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Investor set forth herein and in the other Transaction Documents in order to determine the availability of such exemptions and the eligibility of Investor to acquire the Securities.

(j) Transfer or Resale. Investor understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Investor shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Investor provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) except as set forth in the Registration Rights Agreement, neither the Company nor any other Person is under any obligation to register the Common Shares or the Warrant Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(k) Restrictions. Investor understands and agrees that the book entry representing the Common Shares shall initially be restricted as required by the “blue sky” laws of any state. Investor understands that such book entry restrictions shall be removed and the Company shall issue a certificate without legend to the holder of the Common Shares, or establish and credit a Direct Registration System entry representing the Common Shares to a

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segregated account established by the Transfer Agent for the Investor’s benefit, or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if, unless otherwise required by state securities laws, (i) such Common Shares are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Common Shares may be made without registration under the applicable requirements of the Securities Act, (iii) such holder provides the Company with reasonable assurance that the Common Shares can be sold, assigned or transferred pursuant to Rule 144, or (iv) otherwise provided in the Transfer Agent Instructions.

(l) Manipulation of Price. Investor has not, and to its knowledge (assuming the accuracy of the Company’s representations and warranties set forth in Section 3.1 hereof) no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Investor covenants that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, or any transfer of Securities pursuant to Rule 144, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

(b) Investor agrees that the book entry evidencing any of the Common Shares shall initially be restricted.

(c) Certificates evidencing the Common Shares shall not be required to contain any restrictive legend, and the book entry evidencing the Common Shares shall not be required to be restricted (i) while a registration statement covering the resale of the Common Shares is effective under the Securities Act, (ii) following any sale of such Common Shares pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Common Shares can be sold under Rule 144, (iii) if the Common Shares are eligible for sale under Rule 144, or (iv) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that a legend or book entry restriction is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC). The Company covenants and agrees that restrictive legends and book entry restrictions shall be removed and the Company shall issue a certificate without legend to the holder of the Common Shares or establish and credit a Direct Registration System entry representing the Common Shares to a segregated account established by the Transfer Agent for the Investor’s benefit, or issue to such holder by electronic delivery at the applicable balance account at DTC, if, unless otherwise required by state securities laws, (w) it is so provided in the Transfer Agent Instructions, (x) such Common Shares are registered for resale under the Securities Act, (y) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Common Shares may be made without

14

registration under the applicable requirements of the Securities Act, or (z) such holder provides the Company with reasonable assurance that the Common Shares can be sold, assigned or transferred pursuant to Rule 144. Any transfer or sale of the Warrants will be subject to the restrictions on transfer set forth in the Warrant.

4.2 Furnishing of Information. Until the date that the Investor owning Securities has sold the Securities, the Company covenants to use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

4.3 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to Investor or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.4 Securities Laws Disclosure; Publicity. The Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby.

4.5 Use of Proceeds. The Company intends to use the net proceeds from the sale of the Securities to for general corporate purposes, including working capital, the retirement of outstanding debt or for potential acquisitions. Pending these uses, the Company intends to invest the net proceeds from this offering in short-term, interest-bearing, investment-grade securities, or as otherwise pursuant to the Company’s customary investment policies.

4.6 Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Investor promptly after such filing. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Investor at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investor on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

4.7 Listing. The Company shall promptly secure the listing of all of the Common Shares, once they have been issued, upon each Trading Market upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Common Shares from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock’s authorization for listing on the Principal Market. The Company shall not take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market.

4.8 Reservation of Shares. The Company shall to at all times reserve and keep available, free of preemptive rights, contractual preemptive rights, resale rights, rights of first refusal and similar rights, shares of Common Stock in an amount sufficient to satisfy the Company’s obligations to issue Warrant Shares upon exercise of the Warrants.

ARTICLE V

MISCELLANEOUS

5.1 Incorporation of Miscellaneous Provisions. Sections 2(d), 8(b), (c), (d)(iii), (e), (f), (g) and (h) of the CFA are incorporated by reference herein and shall apply to this Agreement mutatis mutandis; provided, however, that where applicable, any references to “Total” in such sections of the CFA shall be deemed to be references to Investor under this Agreement.

15

5.2 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission and electronic or mechanical confirmation of receipt, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 12:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission and electronic or mechanical confirmation of receipt, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 12:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

5.3 Assignments. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Investor; provided, however this Agreement shall be assigned to any corporation or association into which the Company may be merged or converted or with which it may be consolidated, or any corporation, association or other similar entity resulting from any merger, conversion or consolidation to which the Company shall be a party without the execution or filing of any paper with any partner hereto or any further act on the part of any of the parties to this Agreement except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding. Investor may not assign this Agreement or any rights or obligations hereunder to any transferee of Investor that is a Total G&P Controlled Corporation (as defined in the Affiliation Agreement).

5.4 Survival. With the exception of the representations and warranties set forth in Sections 3.1(a), (b), (c), (d) and (e), which shall survive indefinitely, the representations and warranties contained herein shall not survive any Closing Date.

5.5 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

5.6 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Investor and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

[SIGNATURE PAGES TO FOLLOW]

16

IN WITNESS WHEREOF, the parties hereto have caused this Private Placement Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY

SUNPOWER CORPORATION

By:	/s/ Thomas H. Werner
Name: Thomas H. Werner
Title: Chief Executive Officer

77 Rio Robles Street
San Jose, CA 95134
Attention: Chief Financial Officer
Telephone: 408-240-5500
Facsimile: 408-240-5404

With a copy to:

SunPower Corporation
77 Rio Robles Street
San Jose, CA 95134
Attention: Navneet Govil, Vice President and Treasurer
Telephone: 408-457-2655
E-mail: navneet.govil@sunpowercorp.com

With a copy to:

SunPower Corporation
1414 Harbour Way South
Richmond, CA 94804
Attention: General Counsel
Telephone: 510-540-0550
Facsimile: 510-540-0552

With a copy to:

Jones Day
1755 Embarcadero Road
Palo Alto, CA 94303
Facsimile No.: (650) 739-3900
Telephone No.: (650) 739-3999
Attn: R. Todd Johnson
Attn: Steve Gillette

INVESTOR

TOTAL GAS & POWER USA, SAS

By:	/s/ Arnaud Chaperon
Name: Arnaud Chaperon
Title: President

Total Gas & Power USA, SAS
2, place Jean Millier
La Défense 6
92400 Courbevoie
France
Attention: Arnaud Chaperon, President
Facsimile: +33 1 47 44 27 90

with copies (which shall not constitute notice) to:

Total S.A.
2, place Jean Millier
La Défense 6
92400 Courbevoie
France
Attention: Olivier Devouassoux, VP Subsidiary
Finance Operations
Facsimile: + 33 1 47 44 48 74

Total S.A.
2, place Jean Millier
La Défense 6
92400 Courbevoie
France
Attention: Jonathan Marsh, Vice President, Legal
Director Mergers, Acquisitions & Finance
Facsimile: +33 1 47 44 43 05

With a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati
Professional Corporation
650 Page Mill Road
Palo Alto, CA 94304
Attn: David Segre
Attn: Richard Cameron Blake
Attn: Michael Occhiolini
Telephone: (650) 493-9300
Facsimile: (650) 493-6811

Schedule 1

Form of Terms Agreement

SunPower Corporation

Private Placement Agreement

Terms Agreement

[Closing Date]

SunPower Corporation

77 Rio Robles Street

San Jose, CA 95134

Attention: [insert names]

Re: Private Placement Agreement dated February 28, 2012 (the “Agreement”)

Reference is hereby made to that certain Private Placement Agreement (the “Agreement”), dated as of February 28, 2012, by and between Total Gas & Power USA, SAS, a société par actions simplifiée organized under the laws of the Republic of France (“Investor”), and SunPower Corporation, a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings ascribed to them in the Agreement.

Investor agrees to purchase, and the Company agrees to sell, upon the terms and conditions stated in the Agreement, the following Securities on the following terms on the date hereof:

Common Shares:	[Insert number of shares equal to (i) aggregate amount of relevant Liquidity Injection divided by (ii) Purchase Price per Common Share below, rounded up to the nearest share]

Purchase Price per Common Share:	[Insert price equal to 17% discount to the 30-Day VWAP as defined in the Compensation and Funding Agreement as of the date of issuance]

Aggregate Purchase Price:	[Insert aggregate amount of relevant Liquidity Injection]

Warrant Shares:	[Insert number as calculated pursuant to the Compensation and Funding Agreement]

Exercise Price of Warrant:	[Insert price as calculated pursuant to the Compensation and Funding Agreement]

The Company hereby certifies that (i) each of the representations and warranties of the Company made in the Agreement are true and correct as of the Closing, except as otherwise disclosed or modified by the Disclosure Schedule, and (ii) the Company has no knowledge of any material nonpublic information regarding the Company, except as disclosed on the Disclosure Schedule.

IN WITNESS WHEREOF, the parties hereto have caused this Terms Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY

SUNPOWER CORPORATION

By:
Name:
Title:

INVESTOR

TOTAL GAS & POWER USA, SAS

By:
Name:
Title:

Exhibit A

Form of Warrant

[Contained in Exhibit A to Annex C of this Information Statement]

Exhibit B

COMPANY TRANSFER AGENT INSTRUCTIONS

[ISSUER LETTERHEAD]

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Attention: Dan Glennon, Account Representative

Ladies and Gentlemen:

Reference is made to that certain Private Placement Agreement, dated as of [Date] (the “Agreement”), by and among SunPower Corporation (the “Company”), and Total Gas & Power USA, SAS, a société par actions simplifiée organized under the laws of the Republic of France (the “Holder”), and that certain Terms Agreement dated as of [Date], pursuant to which the Company is issuing to the Holder [insert number] shares (the “Common Shares”) of Common Stock of the Company, $0.001 par value (the “Common Stock”).

In connection with the consummation of the transactions contemplated by the Agreement and the Terms Agreement, this letter shall serve as our irrevocable authorization and direction to Computershare Trust Company, N.A., transfer agent for the Company, and its service agent Computershare Inc. (collectively, Computershare”):

(i) to issue an aggregate of             shares of our Common Stock to            . Establish and credit, on an expedited basis, a restricted book entry evidencing the Common Shares in a segregated account for such party’s benefit using the following registration:

[To be provided]

The book entry shall be restricted and “stop transfer” instructions should be placed against the subsequent transfer of the Common Stock evidenced by such book entry. We confirm that the Common Shares will be validly issued, fully paid and non-assessable upon issuance; and

(ii) to issue (provided that Computershare Trust Company, N.A. is the transfer agent of the Company at such time), and all subject to compliance with Computershare’s requirements at such time, certificate(s) or book entry position(s) for shares of Common Stock upon registration by Computershare on the Company’s books and records of a transfer or resale of the Common Shares and receipt by Computershare of all documentation required by Computershare in connection with such transfer or resale, including but not limited to duly endorsed documents or stock powers duly endorsed, in each case with signatures guaranteed and otherwise in form eligible for transfer in accordance with Computershare’s requirements.

Computershare acknowledges and agrees that so long as Computershare has previously received (a) a written opinion from the Company’s legal counsel that either (i) a registration statement covering resales of the Common Shares has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) the Common Shares are eligible for sale in conformity with Rule 144 under the Securities Act (“Rule 144”), (b) if applicable, a copy of such registration statement, and (c) all additional documentation as may be required by Computershare at such time in order to process the requested transaction, then, unless otherwise required by law, following Computershare’s receipt of certificates representing the Common Shares or a letter of instruction relating to the Common Shares, Computershare shall either, as directed by the Holder or its duly authorized representative (x) issue the certificates representing the Common Shares to the Holder or its transferees, as the case may be, registered in the names of the Holder or transferees, as the case may be, and such certificates shall not bear any legend restricting transfer of the Common Shares thereby and should not be subject to any stop-transfer restriction, (y) establish and credit a Direct Registration System entry representing the Common Shares to a segregated account established by you for the Holder’s benefit, or (z) issue to such Holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”). Any certificates tendered for transfer shall be endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect transfer, in accordance with Computershare’s requirements.

Please be advised that the Holder is relying upon this letter as an inducement to enter into the Agreement and the Terms Agreement.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact our counsel, R. Todd Johnson, Esq., at (650) 739-3999.

Very truly yours,

SUNPOWER CORPORATION

By:
Name: Thomas H. Werner
Title: Chief Executive Officer

THE FOREGOING INSTRUCTIONS ARE

ACKNOWLEDGED AND AGREED TO

this             day of [Month, Year]

COMPUTERSHARE TRUST COMPANY, N.A. and COMPUTERSHARE INC.

By:

Name:
Title:

Enclosures

ANNEX F

AMENDMENT NO. 3 TO AFFILIATION AGREEMENT

This AMENDMENT NO. 3 (this “Amendment”) to the Affiliation Agreement, dated as of April 28, 2011 (the “Affiliation Agreement”), by and between Total Gas & Power USA, SAS, a société par actions simplifiée organized under the laws of the Republic of France (“Parent”), and SunPower Corporation, a Delaware corporation (the “Company”), is made and entered into as of February 28, 2012 by and between Parent and the Company. Capitalized terms used in this Amendment and not otherwise defined shall have the meaning given to them in the Affiliation Agreement.

W I T N E S S E T H:

WHEREAS, Parent and the Company desire to amend certain terms of the Affiliation Agreement in connection with the entry into of the Compensation and Funding Agreement and the Liquidity Support Agreement (each as defined below) as set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and the matters set forth herein, as well as other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound, Parent and the Company hereby agree as follows:

1. Amendments.

(a) Article I of the Affiliation Agreement is amended to include the following definitions:

“Compensation and Funding Agreement” shall mean that certain Compensation and Funding Agreement by and between Parent and the Company dated as of February 28, 2012.

“Liquidity Support Agreement” shall mean that certain Liquidity Support Agreement by and among Parent, the Company and the U.S. Department of Energy dated as of February 28, 2012.

(b) The definition of “Excluded Debt Incurrence” in Article I of the Affiliation Agreement is amended and restated in its entirety as follows: “ “Excluded Debt Incurrence” shall mean Non-Recourse Debt.”

(c) Section 2.2(a)(iii) of the Affiliation Agreement is amended and restated in its entirety as follows:

To the extent that Excess Shares result solely from any increase in the aggregate percentage of Beneficial Ownership of Voting Stock held by the Terra Group that results from: (i) a recapitalization of the Company, a repurchase of securities by the Company or other actions taken by the Company or any Company Controlled Corporation (which recapitalization, repurchase or other actions shall have received Disinterested Board Approval, if a majority of the members of the Company Board are then Terra Directors) that have the effect of reducing the number of shares of Voting Stock then outstanding; (ii) the issuance of Voting Stock to Terra in connection with the acquisition by the Company of Tenesol; (iii) the issuance of Voting Stock to Terra, including from the conversion into Voting Stock of Convertible Securities, in connection with the Compensation and Funding Agreement or the Liquidity Support Agreement; or (iv) the rights specified in any “poison pill” share purchase rights plan of the Company having separated from the Company Common Stock and a member of the Terra Group having exercised such rights (such Excess Shares resulting from the circumstances described in this Section 2.2(a)(iii), the “Exempt Excess Shares”).

(d) Section 3.3 of the Affiliation Agreement is amended and restated in its entirety as follows:

Board Committee Composition. Subject to the listing requirements of the principal securities exchange on which the Company’s Common Stock is listed, until the first time that Terra, together with the Terra Controlled Corporations, owns (or is deemed pursuant to Section 3.1(f) to own) less than thirty percent (30%) of the Total Current Voting Power of the Company then in effect:

(a) the Audit Committee of the Company Board shall solely comprise three (3) Disinterested Directors;

(b) the Compensation Committee of the Company Board shall solely comprise two (2) Disinterested Directors and two (2) Terra Directors;

(c) the Nominating and Governance Committee of the Company Board shall solely comprise two (2) Disinterested Directors and two (2) Terra Directors; and

(d) any other standing or ad hoc committee of the Company Board shall solely comprise two (2) Disinterested Directors and two (2) Terra Directors;

provided that, a Terra Director shall not be included in the membership of any such committee the sole purpose of which is to consider any transaction for which there exists an actual conflict of interest between any member of the Terra Group, on the one hand, and the Company or its Affiliates, on the other hand, in the reasonable judgment of the Disinterested Directors.

(e) Clause (y) of the definition of “Terra Stockholder Approval Period” in Section 4.3 of the Affiliation Agreement is amended and restated in its entirety as follows: “(y) forty percent (40%) or less of the Total Current Voting Power of the Company then in effect (A) when at least $100 Million of Guarantees are outstanding or (B) for so long as the Liquidity Support Agreement remains in effect and, thereafter, for so long as (1) any loan by Parent or any of its Affiliates to the Company remains outstanding, (2) any guarantee by Parent or any of its Affiliates of any of the Company’s indebtedness remains outstanding, or (3) any other continuing obligation of Parent or any of its Affiliates to or for the benefit of the Company (other than the portion of any transaction pursuant to which Parent or any of its Affiliates purchases or receives equity of the Company) remains outstanding, in each case resulting from a Liquidity Injection (as defined in the Liquidity Support Agreement).”.

(f) Section 4.3 of the Affiliation Agreement is amended to add a new clause (i) to read as follows: “any repurchase of Company Common Stock, other than any such repurchase in connection with a tax withholding obligation arising from the grant or exercise of an award under a Company Equity Plan.”

(g) Article V of the Affiliation Agreement is amended to add a new Section 5.6 to read as follows:

“CVSR Deputy Project Manager. At all times during the Terra Stockholder Approval Period prior to the Final Completion Date (as defined in the Liquidity Support Agreement), Terra shall have the right to appoint a CVSR Deputy Project Manager, who shall have responsibilities to be agreed by Total and the Company.”

2. Agreement. All references to the “Agreement” set forth in the Affiliation Agreement shall be deemed to be references to the Affiliation Agreement as amended through the date of this Amendment.

3. Headings. The headings set forth in this Amendment are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Amendment or any term or provision hereof.

4. Confirmation of the Affiliation Agreement. Other than as expressly modified pursuant to this Amendment, all provisions of the Affiliation Agreement, as amended prior to the date of this Amendment, remain unmodified and in full force and effect. The applicable provisions of Section 6.1 through and including Section 6.14 of the Affiliation Agreement shall apply to this Amendment mutatis mutandis.

[Execution page follows.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 3 to be executed by their respective duly authorized officers to be effective as of the date first above written.

TOTAL GAS & POWER USA, SAS

By:	/s/ Arnaud Chaperon
Name: Arnaud Chaperon
Title: President

SUNPOWER CORPORATION

By:	/s/ Thomas H. Werner
Name: Thomas H. Werner
Title: Chief Executive Officer